     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2002


                                                      REGISTRATION NO. 333-62221

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 7 TO
                                    FORM S-6


       FOR REGISTRATION UNDER THE SECURITIES ACT
        OF 1933 OF SECURITIES OF UNIT INVESTMENT
            TRUSTS REGISTERED ON FORM N-8B-2          /X/

                            ------------------------

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ MAY 1, 2002 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON DATE PURSUANT TO PARAGRAPH (a) OF RULE 485.



IF APPROPRIATE, CHECK THE FOLLOWING BOX:



    / /THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
       PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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                       EQUITRUST LIFE VARIABLE ACCOUNT II

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2002

EquiTrust Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. EquiTrust ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    - death proceeds upon the Insured's death, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century
  VP Ultra Fund
  VP Vista Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio
Dreyfus Socially Responsible Growth
 Fund, Inc.
EquiTrust Variable Insurance Series Fund

  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio

Fidelity Variable Insurance Products
 Funds

  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class

Franklin Templeton Variable Insurance
 Products Trust

  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund (formerly Franklin Value
   Securities Fund)--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2

J.P. Morgan Series Trust II

  JPMorgan Mid-Cap Value Portfolio
  JPMorgan Small Company Portfolio

Summit Pinnacle Series
  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. EquiTrust does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
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                                                                          PAGE
                                                                        --------
DEFINITIONS...........................................................         3
SUMMARY OF THE POLICY.................................................         5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT.............        11
      EquiTrust Life Insurance Company................................        11
      IMSA............................................................        11
      The Variable Account............................................        11
      Investment Options..............................................        12
      Addition, Deletion or Substitution of Investments...............        18
THE POLICY............................................................        19
      Purchasing the Policy...........................................        19
      Premiums........................................................        20
      Examination of Policy (Cancellation Privilege)..................        22
      Policy Lapse and Reinstatement..................................        22
      Special Transfer Privilege......................................        23
POLICY BENEFITS.......................................................        23
      Accumulated Value Benefits......................................        24
      Transfers.......................................................        26
      Loan Benefits...................................................        27
      Death Proceeds..................................................        29
      Accelerated Payments of Death Proceeds..........................        32
      Benefits at Maturity............................................        33
      Payment Options.................................................        33
CHARGES AND DEDUCTIONS................................................        35
      Premium Expense Charge..........................................        35
      Monthly Deduction...............................................        35
      Transfer Charge.................................................        37
      Partial Withdrawal Fee..........................................        37
      Surrender Charge................................................        37
      Variable Account Charges........................................        38
THE DECLARED INTEREST OPTION..........................................        38
      General Description.............................................        39
      Declared Interest Option Accumulated Value......................        39
      Transfers, Partial Withdrawals, Surrenders and Policy Loans.....        39
GENERAL PROVISIONS....................................................        40
      The Contract....................................................        40
      Incontestability................................................        40
      Change of Provisions............................................        40
      Misstatement of Age or Sex......................................        40
      Suicide Exclusion...............................................        40
      Annual Report...................................................        41
      Non-Participation...............................................        41
      Ownership of Assets.............................................        41
      Written Notice..................................................        41
      Postponement of Payments........................................        41
      Continuance of Insurance........................................        42
      Ownership.......................................................        42
      The Beneficiary.................................................        42
      Changing the Policyowner or Beneficiary.........................        42
      Additional Insurance Benefits...................................        43

                                                                          PAGE
                                                                        --------
DISTRIBUTION OF THE POLICIES..........................................        44
FEDERAL TAX MATTERS...................................................        44
      Introduction....................................................        44
      Tax Status of the Policy........................................        44
      Tax Treatment of Policy Benefits................................        45
      Possible Tax Law Change.........................................        47
      Taxation of the Company.........................................        47
      Employment-Related Benefit Plans................................        47
ADDITIONAL INFORMATION................................................        47
FINANCIAL STATEMENTS..................................................        52
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES...........   Appendix A-1
DEATH BENEFIT OPTIONS............................................   Appendix B-1
MAXIMUM SURRENDER CHARGES........................................   Appendix C-1


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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DEFINITIONS
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ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.


FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.


POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.


POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

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SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you received it. We will refund you the greater of:

         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

    - The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").

    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial Net Premium to the Declared Interest
        Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive, at our Home Office, a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment performance of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


    - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.



    - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating of Net Premiums.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")


    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.


    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.


    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a premium expense charge equal to a maximum of 7% of each premium up to the Target Premium, and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge, plus

         -   the cost of any additional insurance benefits added by rider, plus

         -   a $5 policy expense charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge of $0.05 per $1,000 of Specified Amount or Specified Amount increase.

    - We also apply a $5 first-year monthly expense charge during the first 12 Policy Months.

    - Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy Years, as well as during the first six Policy Years following an increase in Specifed Amount, we apply a charge per $1,000 of Specifed Amount which varies by age, sex, underwriting class and Policy Year (see "APPENDIX C--Maximum Surrender Charges"). The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount.


    - We waive the transfer charge for the first twelve transfers during a Policy Year, but may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.


CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge currently equals an effective annual rate of .90% and is guaranteed not to exceed 1.05%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2001. Current and future expense figures may be higher or lower than those shown.

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                                                   TOTAL EXPENSES
                                                                                     (AFTER FEE
                                                  ADVISORY    OTHER      12B-1       WAIVERS AND
INVESTMENT OPTION                                   FEE      EXPENSES     FEE      REIMBURSEMENTS)
American Century
  VP Ultra Fund                                    1.00%      0.00%      0.00%          1.00%(1)(2)
  VP Vista Fund                                    1.00%      0.00%      0.00%          1.00%(1)
Dreyfus
  VIF Appreciation Portfolio -- Initial Share
  Class                                            0.75%      0.03%      0.00%          0.78%
  VIF Disciplined Stock Portfolio -- Initial
  Share Class                                      0.75%      0.06%      0.00%          0.81%
  VIF Growth and Income Portfolio -- Initial
  Share Class                                      0.75%      0.04%      0.00%          0.79%
  VIF International Equity Portfolio -- Initial
  Share Class                                      0.75%      0.33%      0.00%          1.08%
  VIF Small Cap Portfolio -- Initial Share Class   0.75%      0.04%      0.00%          0.79%
  Dreyfus Socially Responsible Growth Fund, Inc.
  -- Service Share Class                           0.75%      0.09%      0.25%          1.09%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                              0.20%      0.08%      0.00%          0.28%
  High Grade Bond Portfolio                        0.30%      0.15%      0.00%          0.45%
  Managed Portfolio                                0.45%      0.11%      0.00%          0.56%
  Money Market Portfolio                           0.25%      0.25%      0.00%          0.50%
  Strategic Yield Portfolio(3)                     0.45%      0.14%      0.00%          0.59%
  Value Growth Portfolio                           0.45%      0.12%      0.00%          0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio--Initial Class          0.58%      0.10%      0.00%          0.68%(4)
  VIP Growth Portfolio--Initial Class              0.58%      0.10%      0.00%          0.68%(4)
  VIP Growth & Income Portfolio--Initial Class     0.48%      0.10%      0.00%          0.58%(4)
  VIP High Income Portfolio--Service Class 2       0.58%      0.15%      0.25%          0.98%
  VIP Index 500 Portfolio--Initial Class           0.24%      0.04%      0.00%          0.28%(5)
  VIP Mid Cap Portfolio--Service Class 2           0.58%      0.11%      0.25%          0.94%
  VIP Overseas Portfolio--Initial Class            0.73%      0.19%      0.00%          0.92%(4)
Franklin Templeton
  Franklin Small Cap Fund -- Class 2               0.45%      0.31%      0.25%          1.01%(6)(7)
  Franklin Small Cap Value Securities Fund --
  Class 2                                          0.57%      0.20%      0.25%          1.02%(6)(7)
  Franklin U.S. Government Fund -- Class 2         0.51%      0.02%      0.25%          0.78%(7)(8)
  Mutual Shares Securities Fund Fund -- Class 2    0.60%      0.19%      0.25%          1.04%(7)
  Templeton Growth Securities Fund -- Class 2      0.80%      0.05%      0.25%          1.10%(7)(8)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                 0.70%      0.30%      0.00%          1.00%(9)(10)
  JPMorgan Small Company Portfolio                 0.60%      0.55%      0.00%          1.15%
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                       0.35%      0.30%      0.00%          0.65%(11)
  Russell 2000 Small Cap Index Portfolio           0.35%      0.40%      0.00%          0.75%(11)
  S&P MidCap 400 Index Portfolio                   0.30%      0.30%      0.00%          0.60%(11)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                          0.85%      0.00%      0.00%          0.85%(12)
  Mid-Cap Growth Portfolio                         0.85%      0.00%      0.00%          0.85%(12)
  New America Growth Portfolio                     0.85%      0.00%      0.00%          0.85%(12)
  Personal Strategy Balanced Portfolio             0.90%      0.00%      0.00%          0.90%(12)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                    1.05%      0.00%      0.00%          1.05%(12)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.


(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.



(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.



(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(11) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.

OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us at our Home Office to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, death proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.


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EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
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EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 43 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
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IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
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THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
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INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE POLICY
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PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or


        -   the date when we receive the full initial premium at our Home
            Office.


    The Policy Date will be the later of

        -   (1)  the date of the initial application, or


        - (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.


    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

    If mandated under applicable law, the Company may be required to reject a premium payment.

    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE:Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain a signed notice, at our Home Office, from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.
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EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        -   amounts approximating the daily charges against the Variable
            Account.
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POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY -- Premiums -- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

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POLICY BENEFITS
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    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

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ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
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TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


        - The Company waives the transfer charge for the first twelve transfers during a Policy Year.



        - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.


        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.


        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.



        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        -   There is no charge to participate in this program.
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LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home

    Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
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DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial withdrawal from Accumulated Value.

    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.

    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
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ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
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BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.
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PAYMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.


    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,


        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

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CHARGES AND DEDUCTIONS
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    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:


        (a)   is the Specified Amount;

        (b)   is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.


    The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)


    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.
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TRANSFER CHARGE


    The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.
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PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
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SURRENDER CHARGE

    We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies by age, sex, underwriting class and Policy

    Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.


      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  $10.49              $10.40              $ 9.76
         50                  $26.80              $15.49              $24.41
         70                  $34.49              $34.49              $34.49


    The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Policy Year.

    Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.
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VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
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DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.
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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS
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THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
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INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
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CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
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MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
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SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

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ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
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NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
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OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
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POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator.
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CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
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OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.
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THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
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CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.

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ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:


        - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.



        - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; and (3) the continuation of the Policy in force under a cash value option. If you elect this rider, We will add a monthly cost of insurance charge based on a separate schedule of rates.



        - Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.



        - Universal Children's Term Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.



        - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grade Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.



        - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.


    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

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DISTRIBUTION OF THE POLICIES
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    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company. EquiTrust Marketing's principal business address is the same address as that of the Company.

    The maximum sales commission payable to broker-dealers will be 100% of premiums up to the first-year Target Premium, 6% of renewal Target Premium and 4% of excess premium in all years. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") providers certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

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FEDERAL TAX MATTERS
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INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
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TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

    Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
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POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
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TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
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EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

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ADDITIONAL INFORMATION
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SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

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VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
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STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2001, Iowa Farm Bureau Federation owned 57.08% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
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OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Craig A. Lang                               Farmer; Chairman and Director, FBL Financial Group, Inc.;
President and Director                        President and Director, Iowa Farm Bureau Federation and
                                              other affiliates of the foregoing and Farm Bureau
                                              Agricultural Business Corporation; Director, Western
                                              Agricultural Insurance Company and other affiliates of
                                              the foregoing.
William J. Oddy                             Chief Executive Officer and Management Director, FBL
Chief Executive Officer and Director          Financial Group, Inc.
Jerry C. Downin                             Senior Vice President and Secretary-Treasurer, Iowa Farm
Senior Vice President, Secretary-             Bureau Federation and other affiliates of the foregoing;
Treasurer and Director                        Senior Vice President, Secretary-Treasurer and
                                              Management Director, FBL Financial Group, Inc.
Stephen M. Morain                           Senior Vice President, General Counsel and Management
Senior Vice President, General Counsel and    Director, FBL Financial Group, Inc.
Director
JoAnn Rumelhart                             Executive Vice President and General Manager--Life Cos.,
Executive Vice President, General Manager     FBL Financial Group, Inc.
and Director
Timothy J. Hoffman                          Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer and Director
James W. Noyce                              Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and Director
John M. Paule                               Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
James P. Brannen                            Vice President-Finance, FBL Financial Group, Inc.
Vice President-Finance

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Thomas E. Burlingame                        Vice President-Associate General Counsel, FBL Financial
Vice President-Associate General Counsel      Group, Inc.
Doug Gumm                                   Vice President-Information Technology, FBL Financial
Vice President-Information Technology         Group, Inc.
Barbara J. Moore                            Vice President-Property/Casualty Operations, FBL Financial
Vice President                                Group, Inc.
Lou Ann Sandburg                            Vice President-Investments and Assistant Treasurer, FBL
Vice President-Investments and Assistant      Financial Group, Inc.
Treasurer
Bob Gray                                    Vice President-Agency, FBL Financial Group, Inc.
Vice President-Agency
Paul Grinvalds                              Vice President-Life Administration, FBL Financial
Vice President-Life Administration            Group, Inc.
Dennis M. Marker                            Vice President-Investment Administration, FBL Financial
Vice President-Investment Administration      Group, Inc.
James M. Mincks                             Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources
James A. Pugh                               Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Don Seibel                                  Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
Scott Shuck                                 Vice President-Marketing Services, FBL Financial
Vice President-Marketing Services             Group, Inc.
Jim Streck                                  Vice President-Life Underwriting/Issue/Alliance
Vice President-Life Underwriting/             Administration, FBL Financial Group, Inc.
Issue/Alliance Administration
Lynn E. Wilson                              Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
Christopher G. Daniels                      Life Product Development and Pricing Vice President, FBL
Life Product Development and Pricing Vice     Financial Group, Inc.
President, Illustration Actuary
Charles T. Happel                           Securities Vice President, FBL Financial Group, Inc.
Securities Vice President
James E. McCarthy                           Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
Robert J. Rummelhart                        Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Jan Sewright                                Insurance Accounting Vice President, FBL Financial
Insurance Accounting Vice President           Group, Inc.

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Douglas V. Shelton                          Tax Vice President, FBL Financial Group, Inc.
Tax Vice President
Roger PJ Soener                             Investment Vice President, FBL Financial Group, Inc.
Investment Vice President, Real Estate
Blake D. Weber                              Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Rod Bubke                                   Appointed Actuary, Farm Bureau Life Insurance Company.
Appointed Actuary


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LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
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LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
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EXPERTS


    The financial statements of the Variable Account at December 31, 2001 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
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OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

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FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of assets and liabilities as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2001 and 2000 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein.



    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Variable Account II, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income (formerly Growth & Income), International Equity, Dreyfus Small Cap (formerly Small Cap), Blue Chip, High Grade Bond, High Yield Bond, Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income, Index 500, Mid-Cap, Franklin Small Cap, Franklin Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Variable Account II at December 31, 2001, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP


Des Moines, Iowa
March 13, 2002

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market         $  716      $   21

LIABILITIES                           --          --
                                ----------------------
Net assets                        $  716      $   21
                                ======================
NET ASSETS
Accumulation units                $  716      $   21
                                ----------------------
Total net assets                  $  716      $   21
                                ======================
Investments in shares of
  mutual funds, at cost           $  693      $   21
Shares of mutual fund owned        75.14        2.10
Accumulation units outstanding     69.24        2.07
Accumulation unit value           $10.34      $10.26

SEE ACCOMPANYING NOTES.

                                                            DREYFUS
                                              DISCIPLINED   GROWTH &   INTERNATIONAL    DREYFUS
                                APPRECIATION     STOCK       INCOME       EQUITY       SMALL CAP    BLUE CHIP
                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                ------------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  833,614   $   981,126  $  312,841   $  172,444    $  669,306   $  926,171

LIABILITIES                              --            --          --           --            --           --
                                ------------------------------------------------------------------------------
Net assets                       $  833,614   $   981,126  $  312,841   $  172,444    $  669,306   $  926,171
                                ==============================================================================
NET ASSETS
Accumulation units               $  833,614   $   981,126  $  312,841   $  172,444    $  669,306   $  926,171
                                ------------------------------------------------------------------------------
Total net assets                 $  833,614   $   981,126  $  312,841   $  172,444    $  669,306   $  926,171
                                ==============================================================================
Investments in shares of
  mutual funds, at cost          $  893,687   $ 1,110,728  $  337,147   $  230,591    $  807,684   $1,021,398
Shares of mutual fund owned       23,831.18     46,966.30   14,449.91    16,026.38     19,052.25    27,128.63
Accumulation units outstanding    83,626.96    108,083.84   30,765.18    18,794.21     53,141.98    98,795.74
Accumulation unit value          $     9.97   $      9.08  $    10.17   $     9.18    $    12.59   $     9.37

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                HIGH GRADE  HIGH YIELD
                                   BOND        BOND
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market       $ 224,718   $  73,291

LIABILITIES                            --          --
                                ----------------------
Net assets                      $ 224,718   $  73,291
                                ======================
NET ASSETS
Accumulation units              $ 224,718   $  73,291
                                ----------------------
Total net assets                $ 224,718   $  73,291
                                ======================
Investments in shares of
  mutual funds, at cost         $ 218,753   $  75,250
Shares of mutual fund owned     22,293.42    8,234.99
Accumulation units outstanding  19,144.13    6,739.00
Accumulation unit value         $   11.74   $   10.88

SEE ACCOMPANYING NOTES.

                                                                                               FIDELITY
                                               MONEY        VALUE                              GROWTH &
                                 MANAGED      MARKET       GROWTH     CONTRAFUND    GROWTH      INCOME
                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                ------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market         $   77    $   23,415   $  233,650    $ 2,885      $  171      $  829

LIABILITIES                           --            --           --         --          --          --
                                ------------------------------------------------------------------------
Net assets                        $   77    $   23,415   $  233,650    $ 2,885      $  171      $  829
                                ========================================================================
NET ASSETS
Accumulation units                $   77    $   23,415   $  233,650    $ 2,885      $  171      $  829
                                ------------------------------------------------------------------------
Total net assets                  $   77    $   23,415   $  233,650    $ 2,885      $  171      $  829
                                ========================================================================
Investments in shares of
  mutual funds, at cost           $   76    $   23,415   $  215,030    $ 2,816      $  172      $  829
Shares of mutual fund owned         5.89     23,414.93    22,488.00     143.32        5.10       62.86
Accumulation units outstanding      7.59      2,113.96    19,654.94     281.71       16.85       83.54
Accumulation unit value           $10.09    $    11.08   $    11.89    $ 10.24      $10.17      $ 9.92

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                INDEX 500    MID-CAP
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market         $  461     $ 1,669

LIABILITIES                           --          --
                                ----------------------
Net assets                        $  461     $ 1,669
                                ======================
NET ASSETS
Accumulation units                $  461     $ 1,669
                                ----------------------
Total net assets                  $  461     $ 1,669
                                ======================
Investments in shares of
  mutual funds, at cost           $  455     $ 1,611
Shares of mutual fund owned         3.55       85.61
Accumulation units outstanding     45.24      160.12
Accumulation unit value           $10.20     $ 10.42

SEE ACCOMPANYING NOTES.

                                             FRANKLIN    FRANKLIN                  TEMPLETON
                                 FRANKLIN     VALUE        U.S.     MUTUAL SHARES    GROWTH     MID-CAP
                                SMALL CAP   SECURITIES  GOVERNMENT   SECURITIES    SECURITIES    VALUE
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                -------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market         $  124      $  879      $  50        $  736        $  62       $  112

LIABILITIES                           --          --         --            --           --           --
                                -------------------------------------------------------------------------
Net assets                        $  124      $  879      $  50        $  736        $  62       $  112
                                =========================================================================
NET ASSETS
Accumulation units                $  124      $  879      $  50        $  736        $  62       $  112
                                -------------------------------------------------------------------------
Total net assets                  $  124      $  879      $  50        $  736        $  62       $  112
                                =========================================================================
Investments in shares of
  mutual funds, at cost           $  123      $  839      $  50        $  711        $  62       $  109
Shares of mutual fund owned         6.97       80.72       3.80         52.49         5.66         6.71
Accumulation units outstanding     11.48       79.46       5.04         70.41         6.28        10.51
Accumulation unit value           $10.84      $11.06      $9.84        $10.46        $9.94       $10.66

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                  SMALL     S&P MIDCAP
                                 COMPANY    400 INDEX
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market         $   2      $ 1,234

LIABILITIES                          --           --
                                ----------------------
Net assets                        $   2      $ 1,234
                                ======================
NET ASSETS
Accumulation units                $   2      $ 1,234
                                ----------------------
Total net assets                  $   2      $ 1,234
                                ======================
Investments in shares of
  mutual funds, at cost           $   2      $ 1,194
Shares of mutual fund owned        0.16       132.09
Accumulation units outstanding     0.22       113.32
Accumulation unit value           $9.98      $ 10.89

SEE ACCOMPANYING NOTES.

                                            RUSSELL 2000                                        NEW         PERSONAL
                                  NASDAQ     SMALL CAP       EQUITY                           AMERICA       STRATEGY
                                100 INDEX      INDEX         INCOME          MID-CAP          GROWTH        BALANCED
                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   GROWTH SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                ---------------------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market       $  21,917     $ 2,594      $  257,296      $  683,404       $  409,901     $  270,311

LIABILITIES                            --          --              --              --               --             --
                                ---------------------------------------------------------------------------------------
Net assets                      $  21,917     $ 2,594      $  257,296      $  683,404       $  409,901     $  270,311
                                =======================================================================================
NET ASSETS
Accumulation units              $  21,917     $ 2,594      $  257,296      $  683,404       $  409,901     $  270,311
                                ---------------------------------------------------------------------------------------
Total net assets                $  21,917     $ 2,594      $  257,296      $  683,404       $  409,901     $  270,311
                                =======================================================================================
Investments in shares of
  mutual funds, at cost         $  22,374     $ 2,613      $  253,937      $  656,537       $  447,846     $  280,167
Shares of mutual fund owned      4,914.08      269.68       13,421.82       37,426.27        22,621.50      18,363.53
Accumulation units outstanding   1,757.96      244.90       21,703.19       52,585.37        48,460.62      24,182.85
Accumulation unit value         $   12.47     $ 10.59      $    11.86      $    13.00       $     8.46     $    11.18


                                INTERNATIONAL
                                    STOCK
                                 SUBACCOUNT
                                -------------
ASSETS
Investments in shares of
  mutual funds, at market        $   94,269
LIABILITIES                              --
                                -------------
Net assets                       $   94,269
                                =============
NET ASSETS
Accumulation units               $   94,269
                                -------------
Total net assets                 $   94,269
                                =============
Investments in shares of
  mutual funds, at cost          $  109,486
Shares of mutual fund owned        8,218.78
Accumulation units outstanding    11,018.34
Accumulation unit value          $     8.56

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                     ULTRA            VISTA
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Income:
  Dividends                        $     --         $     --
Expenses:
  Mortality and expense risk             --               --
                                --------------------------------
Net investment income (loss)             --               --

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       --               --
  Realized gain distributions            --               --
                                --------------------------------
Total realized gain (loss) on
  investments                            --               --

Change in unrealized
  appreciation/depreciation of
  investments                            23               --
                                --------------------------------
Net increase (decrease) in net
  assets from operations           $     23         $     --
                                ================================

SEE ACCOMPANYING NOTES.

                                                 APPRECIATION                                  DISCIPLINED STOCK
                                                  SUBACCOUNT                                       SUBACCOUNT
                                -----------------------------------------------------------------------------------------------
                                                                  PERIOD FROM                                     PERIOD FROM
                                                                  JANUARY 21,                                     JANUARY 21,
                                                                  1999 (DATE                                      1999 (DATE
                                                                  OPERATIONS                                      OPERATIONS
                                                                  COMMENCED)                                      COMMENCED)
                                                                    THROUGH                                         THROUGH
                                    YEAR ENDED DECEMBER 31       DECEMBER 31,       YEAR ENDED DECEMBER 31       DECEMBER 31,
                                     2001            2000            1999             2001           2000            1999
                                -----------------------------------------------------------------------------------------------
Income:
  Dividends                     $       7,057   $       7,331     $     1,259    $        4,185  $       9,748   $      2,991
Expenses:
  Mortality and expense risk           (5,944)         (2,530)           (531)           (8,635)        (7,118)        (1,024)
                                -----------------------------------------------------------------------------------------------
Net investment income (loss)            1,113           4,801             728            (4,450)         2,630          1,967

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     (2,966)          1,831            (432)          (84,988)         6,276            259
  Realized gain distributions              --              --              --                --             --             --
                                -----------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                          (2,966)          1,831            (432)          (84,988)         6,276            259

Change in unrealized
  appreciation/depreciation of
  investments                         (53,091)        (13,918)          6,936           (63,992)       (90,543)        24,933
                                -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (54,944)  $      (7,286)    $     7,232    $     (153,430) $     (81,637)  $     27,159
                                ===============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           DREYFUS GROWTH & INCOME
                                                 SUBACCOUNT
                                ---------------------------------------------
                                                                PERIOD FROM
                                                                JANUARY 21,
                                                                1999 (DATE
                                                                OPERATIONS
                                                                COMMENCED)
                                         YEAR ENDED               THROUGH
                                        DECEMBER 31            DECEMBER 31,
                                    2001           2000            1999
                                ---------------------------------------------
Income:
  Dividends                     $       1,437  $       8,207    $     2,991
Expenses:
  Mortality and expense risk           (2,439)        (1,236)          (344)
                                ---------------------------------------------
Net investment income (loss)           (1,002)         6,971          2,647

Realized gain on investments:
  Realized gain (loss) on sale
    of fund shares                     (4,983)           886            165
  Realized gain distributions           4,049             --             --
                                ---------------------------------------------
Total realized gain (loss) on
  investments                            (934)           886            165

Change in unrealized
  appreciation/depreciation of
  investments                         (13,840)       (14,872)         4,406
                                ---------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (15,776) $      (7,015)   $     7,218
                                =============================================

SEE ACCOMPANYING NOTES.

                                            INTERNATIONAL EQUITY                             DREYFUS SMALL CAP
                                                 SUBACCOUNT                                      SUBACCOUNT
                                ---------------------------------------------------------------------------------------------
                                                                PERIOD FROM                                     PERIOD FROM
                                                                JANUARY 21,                                     JANUARY 21,
                                                                1999 (DATE                                      1999 (DATE
                                                                OPERATIONS                                      OPERATIONS
                                                                COMMENCED)                                      COMMENCED)
                                                                  THROUGH                                         THROUGH
                                   YEAR ENDED DECEMBER 31      DECEMBER 31,       YEAR ENDED DECEMBER 31       DECEMBER 31,
                                    2001           2000            1999            2001            2000            1999
                                ---------------------------------------------------------------------------------------------
Income:
  Dividends                     $       1,593  $      15,281     $     114     $       2,405  $      128,086    $        --
Expenses:
  Mortality and expense risk           (1,343)          (587)           (6)           (4,468)         (1,541)          (133)
                                ---------------------------------------------------------------------------------------------
Net investment income (loss)              250         14,694           108            (2,063)        126,545           (133)

Realized gain on investments:
  Realized gain (loss) on sale
    of fund shares                    (19,424)        (3,067)           43           (29,102)          2,611            215
  Realized gain distributions              --             --            --            42,933              --             --
                                ---------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                         (19,424)        (3,067)           43            13,831           2,611            215

Change in unrealized
  appreciation/depreciation of
  investments                         (30,927)       (27,893)          673           (27,601)       (115,295)         4,518
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (50,101) $     (16,266)    $     824     $     (15,833) $       13,861    $     4,600
                                =============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  BLUE CHIP
                                                  SUBACCOUNT
                                ----------------------------------------------
                                                                 PERIOD FROM
                                                                 JANUARY 21,
                                                                 1999 (DATE
                                                                 OPERATIONS
                                                                 COMMENCED)
                                         YEAR ENDED                THROUGH
                                         DECEMBER 31            DECEMBER 31,
                                     2001           2000            1999
                                ----------------------------------------------
Income:
  Dividends                     $       14,225  $      15,390    $        --
Expenses:
  Mortality and expense risk            (8,909)        (7,337)          (418)
                                ----------------------------------------------
Net investment income (loss)             5,316          8,053           (418)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    (132,668)         1,126            444
  Realized gain distributions            6,519             --             --
                                ----------------------------------------------
Total realized gain (loss) on
  investments                         (126,149)         1,126            444

Change in unrealized
  appreciation/depreciation of
  investments                          (21,725)       (83,329)         9,827
                                ----------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (142,558) $     (74,150)   $     9,853
                                ==============================================

SEE ACCOMPANYING NOTES.

                                             HIGH GRADE BOND                             HIGH YIELD BOND
                                                SUBACCOUNT                                 SUBACCOUNT
                                -------------------------------------------------------------------------------------
                                                             PERIOD FROM                                PERIOD FROM
                                                             JANUARY 21,                                JANUARY 21,
                                                             1999 (DATE                                 1999 (DATE
                                                             OPERATIONS                                 OPERATIONS
                                                             COMMENCED)                                 COMMENCED)
                                                               THROUGH             YEAR ENDED             THROUGH
                                 YEAR ENDED DECEMBER 31     DECEMBER 31,          DECEMBER 31          DECEMBER 31,
                                    2001         2000           1999            2001         2000          1999
                                -------------------------------------------------------------------------------------
Income:
  Dividends                     $     10,102  $     6,683   $      1,087    $      3,739  $      950     $      98
Expenses:
  Mortality and expense risk          (1,500)        (834)          (153)           (432)       (103)          (11)
                                -------------------------------------------------------------------------------------
Net investment income (loss)           8,602        5,849            934           3,307         847            87

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       955         (432)          (183)             45        (142)           (9)
  Realized gain distributions             --           --             --              --          --            --
                                -------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                            955         (432)          (183)             45        (142)           (9)

Change in unrealized
  appreciation/depreciation of
  investments                          2,767        4,240         (1,042)         (1,468)       (398)          (93)
                                -------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $     12,324  $     9,657   $       (291)   $      1,884  $      307     $     (15)
                                =====================================================================================

                                    MANAGED
                                  SUBACCOUNT
                                ---------------
                                  PERIOD FROM
                                  OCTOBER 1,
                                  2001 (DATE
                                  OPERATIONS
                                  COMMENCED)
                                    THROUGH
                                 DECEMBER 31,
                                     2001
                                ---------------
Income:
  Dividends                        $     --
Expenses:
  Mortality and expense risk             --
                                ---------------
Net investment income (loss)             --
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       --
  Realized gain distributions            --
                                ---------------
Total realized gain (loss) on
  investments                            --
Change in unrealized
  appreciation/depreciation of
  investments                             1
                                ---------------
Net increase (decrease) in net
  assets from operations           $      1
                                ===============

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                             MONEY MARKET
                                              SUBACCOUNT
                                --------------------------------------
                                                         PERIOD FROM
                                                         JANUARY 21,
                                                         1999 (DATE
                                                         OPERATIONS
                                                         COMMENCED)
                                     YEAR ENDED            THROUGH
                                     DECEMBER 31        DECEMBER 31,
                                   2001       2000          1999
                                --------------------------------------
Income:
  Dividends                     $      500  $     395     $     28
Expenses:
  Mortality and expense risk          (143)       (61)          (5)
                                --------------------------------------
Net investment income                  357        334           23

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                      --         --           --
  Realized gain distributions           --         --           --
                                --------------------------------------
Total realized gain (loss) on
  investments                           --         --           --

Change in unrealized
  appreciation/depreciation of
  investments                           --         --           --
                                --------------------------------------
Net increase (decrease) in net
  assets from operations        $      357  $     334     $     23
                                ======================================

SEE ACCOMPANYING NOTES.

                                                                                                                   FIDELITY
                                                                                                                   GROWTH &
                                                VALUE GROWTH                    CONTRAFUND         GROWTH           INCOME
                                                 SUBACCOUNT                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                -----------------------------------------------------------------------------------------------
                                                               PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                                                               JANUARY 21,      OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                                                               1999 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                                                               OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                                                               COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                                        YEAR ENDED               THROUGH          THROUGH          THROUGH          THROUGH
                                        DECEMBER 31           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    2001          2000            1999             2001             2001             2001
                                -----------------------------------------------------------------------------------------------
Income:
  Dividends                     $     2,865   $      1,867    $         --       $     --         $     --         $     --
Expenses:
  Mortality and expense risk         (1,654)          (784)           (230)            (2)              --               --
                                -----------------------------------------------------------------------------------------------
Net investment income                 1,211          1,083            (230)            (2)              --               --

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    1,682         (1,896)             57             --               --               --
  Realized gain distributions            --             --              --             --               --               --
                                -----------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                         1,682         (1,896)             57             --               --               --

Change in unrealized
  appreciation/depreciation of
  investments                         7,095         15,144          (3,619)            69               (1)              --
                                -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $     9,988   $     14,331    $     (3,792)      $     67         $     (1)        $     --
                                ===============================================================================================


                                   INDEX 500
                                  SUBACCOUNT
                                ---------------
                                  PERIOD FROM
                                  OCTOBER 1,
                                  2001 (DATE
                                  OPERATIONS
                                  COMMENCED)
                                    THROUGH
                                 DECEMBER 31,
                                     2001
                                ---------------
Income:
  Dividends                        $     --
Expenses:
  Mortality and expense risk             --
                                ---------------
Net investment income                    --
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       --
  Realized gain distributions            --
                                ---------------
Total realized gain (loss) on
  investments                            --
Change in unrealized
  appreciation/depreciation of
  investments                             6
                                ---------------
Net increase (decrease) in net
  assets from operations           $      6
                                ===============

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                    FRANKLIN
                                    MID-CAP         SMALL CAP
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Income:
  Dividends                        $     --         $     --
Expenses:
  Mortality and expense risk             (1)              --
                                --------------------------------
Net investment income                    (1)              --

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                        1                1
  Realized gain distributions            --               --
                                --------------------------------
Total realized gain (loss) on
  investments                             1                1

Change in unrealized
  appreciation/depreciation of
  investments                            58                1
                                --------------------------------
Net increase (decrease) in net
  assets from operations           $     58         $      2
                                ================================

SEE ACCOMPANYING NOTES.

                                   FRANKLIN         FRANKLIN          MUTUAL          TEMPLETON
                                     VALUE            U.S.            SHARES           GROWTH           MID-CAP
                                  SECURITIES       GOVERNMENT       SECURITIES       SECURITIES          VALUE
                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                -----------------------------------------------------------------------------------
                                  PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2001             2001             2001             2001             2001
                                -----------------------------------------------------------------------------------
Income:
  Dividends                        $     --         $     --         $     --         $     --         $     --
Expenses:
  Mortality and expense risk             --               --               (1)              --               --
                                -----------------------------------------------------------------------------------
Net investment income                    --               --               (1)              --               --

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                        2               --                2               --               --
  Realized gain distributions            --               --               --               --               --
                                -----------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                             2               --                2               --               --

Change in unrealized
  appreciation/depreciation of
  investments                            40               --               25               --                3
                                -----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations           $     42         $     --         $     26         $     --         $      3
                                ===================================================================================


                                     SMALL         S&P MIDCAP
                                    COMPANY         400 INDEX
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Income:
  Dividends                        $     --         $     --
Expenses:
  Mortality and expense risk             --               (1)
                                --------------------------------
Net investment income                    --               (1)
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       --                3
  Realized gain distributions            --               --
                                --------------------------------
Total realized gain (loss) on
  investments                            --                3
Change in unrealized
  appreciation/depreciation of
  investments                            --               40
                                --------------------------------
Net increase (decrease) in net
  assets from operations           $     --         $     42
                                ================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                  NASDAQ 100      RUSSELL 2000
                                     INDEX       SMALL CAP INDEX
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Income:
  Dividends                       $       --        $      --
Expenses:
  Mortality and expense risk             (22)              --
                                --------------------------------
Net investment income                    (22)              --

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                        58                1
  Realized gain distributions             --               --
                                --------------------------------
Total realized gain (loss) on
  investments                             58                1

Change in unrealized
  appreciation/depreciation of
  investments                           (457)             (19)
                                --------------------------------
Net increase (decrease) in net
  assets from operations          $     (421)       $     (18)
                                ================================

SEE ACCOMPANYING NOTES.

                                               EQUITY INCOME                               MID-CAP GROWTH
                                                SUBACCOUNT                                   SUBACCOUNT
                                ----------------------------------------------------------------------------------------
                                                              PERIOD FROM                                  PERIOD FROM
                                                              JANUARY 21,                                  JANUARY 21,
                                                              1999 (DATE                                   1999 (DATE
                                                              OPERATIONS                                   OPERATIONS
                                                              COMMENCED)                                   COMMENCED)
                                                                THROUGH                                      THROUGH
                                  YEAR ENDED DECEMBER 31     DECEMBER 31,     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                    2001          2000           1999            2001          2000           1999
                                ----------------------------------------------------------------------------------------
Income:
  Dividends                     $      3,587  $     10,645   $      3,094    $         --  $      5,577    $       912
Expenses:
  Mortality and expense risk          (2,119)         (978)          (259)         (4,708)       (1,864)          (231)
                                ----------------------------------------------------------------------------------------
Net investment income                  1,468         9,667          2,835          (4,708)        3,713            681

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     2,146        (4,220)            53           3,471         5,470            220
  Realized gain distributions          4,568            --             --              --            --             --
                                ----------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                          6,714        (4,220)            53           3,471         5,470            220

Change in unrealized
  appreciation/depreciation of
  investments                         (4,808)       13,688         (5,521)         16,819         2,090          7,958
                                ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $      3,374  $     19,135   $     (2,633)   $     15,582  $     11,273    $     8,859
                                ========================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                             NEW AMERICA GROWTH
                                                 SUBACCOUNT
                                ---------------------------------------------
                                                                PERIOD FROM
                                                                JANUARY 21,
                                                                1999 (DATE
                                                                OPERATIONS
                                                                COMMENCED)
                                         YEAR ENDED               THROUGH
                                        DECEMBER 31            DECEMBER 31,
                                    2001           2000            1999
                                ---------------------------------------------
Income:
  Dividends                     $          --  $      52,117    $     5,036
Expenses:
  Mortality and expense risk           (4,045)        (4,006)          (204)
                                ---------------------------------------------
Net investment income (loss)           (4,045)        48,111          4,832

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                   (134,201)          (656)          (900)
  Realized gain distributions           6,834             --             --
                                ---------------------------------------------
Total realized gain (loss) on
  investments                        (127,367)          (656)          (900)

Change in unrealized
  appreciation/depreciation of
  investments                          50,453        (90,301)         1,903
                                ---------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (80,959) $     (42,846)   $     5,835
                                =============================================

SEE ACCOMPANYING NOTES.

                                             PERSONAL STRATEGY
                                                 BALANCED                                INTERNATIONAL STOCK
                                                SUBACCOUNT                                    SUBACCOUNT
                                -----------------------------------------------------------------------------------------
                                                              PERIOD FROM                                   PERIOD FROM
                                                              JANUARY 21,                                   JANUARY 21,
                                                              1999 (DATE                                    1999 (DATE
                                                              OPERATIONS                                    OPERATIONS
                                                              COMMENCED)                                    COMMENCED)
                                                                THROUGH                                       THROUGH
                                  YEAR ENDED DECEMBER 31     DECEMBER 31,      YEAR ENDED DECEMBER 31      DECEMBER 31,
                                    2001          2000           1999            2001           2000           1999
                                -----------------------------------------------------------------------------------------
Income:
  Dividends                     $      6,568  $      8,534    $      720     $       2,020  $      1,831    $        79
Expenses:
  Mortality and expense risk          (1,907)         (704)          (52)             (688)         (260)           (15)
                                -----------------------------------------------------------------------------------------
Net investment income (loss)           4,661         7,830           668             1,332         1,571             64

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    (1,088)         (139)           23           (11,032)          (21)           132
  Realized gain distributions             --            --            --                --            --             --
                                -----------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                         (1,088)         (139)           23           (11,032)          (21)           132

Change in unrealized
  appreciation/depreciation of
  investments                         (7,311)       (2,397)         (148)           (7,958)       (8,130)           871
                                -----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $     (3,738) $      5,294    $      543     $     (17,658) $     (6,580)   $     1,067
                                =========================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                     ULTRA            VISTA
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $      --        $      --
  Total realized gain (loss)
    on investments                        --               --
  Change in unrealized
    appreciation/depreciation
    of investments                        23               --
                                --------------------------------
Net increase (decrease) in net
  assets from operations                  23               --

Contract transactions:
  Transfers of net premiums               28               20
  Transfers of surrenders and
    death benefits                        --               --
  Transfers of cost of
    insurance and other
    charges                               (7)             (11)
  Transfers for policy loans              --               --
  Transfers between
    subaccounts, including
    fixed interest subaccount            672               12
                                --------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                           693               21
                                --------------------------------
Total increase (decrease) in
  net assets                             716               21
Net assets at beginning of
  period                                  --               --
                                --------------------------------

Net assets at end of period        $     716        $      21
                                ================================

SEE ACCOMPANYING NOTES.

                                                 APPRECIATION                                 DISCIPLINED STOCK
                                                  SUBACCOUNT                                      SUBACCOUNT
                                ----------------------------------------------------------------------------------------------
                                                                 PERIOD FROM                                     PERIOD FROM
                                                                 JANUARY 21,                                     JANUARY 21,
                                                                 1999 (DATE                                      1999 (DATE
                                                                 OPERATIONS                                      OPERATIONS
                                                                 COMMENCED)                                      COMMENCED)
                                                                   THROUGH                                         THROUGH
                                   YEAR ENDED DECEMBER 31       DECEMBER 31,       YEAR ENDED DECEMBER 31       DECEMBER 31,
                                     2001           2000            1999             2001           2000            1999
                                ----------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $        1,113  $       4,801   $         728   $       (4,450) $       2,630   $       1,967
  Total realized gain (loss)
    on investments                      (2,966)         1,831            (432)         (84,988)         6,276             259
  Change in unrealized
    appreciation/depreciation
    of investments                     (53,091)       (13,918)          6,936          (63,992)       (90,543)         24,933
                                ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               (54,944)        (7,286)          7,232         (153,430)       (81,637)         27,159

Contract transactions:
  Transfers of net premiums            468,029        204,627          52,369          386,657        221,212         135,265
  Transfers of surrenders and
    death benefits                      (5,088)          (559)        (16,500)         (67,204)          (180)        (10,901)
  Transfers of cost of
    insurance and other
    charges                           (110,709)       (57,389)             --         (109,594)       (61,084)             --
  Transfers for policy loans           (13,803)            --              --          (14,549)            --              --
  Transfers between
    subaccounts, including
    fixed interest subaccount          124,200        143,750          99,685           43,148        510,470         155,794
                                ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                         462,629        290,429         135,554          238,458        670,418         280,158
                                ----------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                           407,685        283,143         142,786           85,028        588,781         307,317
Net assets at beginning of
  period                               425,929        142,786              --          896,098        307,317              --
                                ----------------------------------------------------------------------------------------------

Net assets at end of period     $      833,614  $     425,929   $     142,786   $      981,126  $     896,098   $     307,317
                                ==============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           DREYFUS GROWTH & INCOME
                                                 SUBACCOUNT
                                ---------------------------------------------
                                                                PERIOD FROM
                                                                JANUARY 21,
                                                                1999 (DATE
                                                                OPERATIONS
                                                                COMMENCED)
                                         YEAR ENDED               THROUGH
                                        DECEMBER 31            DECEMBER 31,
                                    2001           2000            1999
                                ---------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $      (1,002) $       6,971   $      2,647
  Total realized gain (loss)
    on investments                       (934)           886            165
  Change in unrealized
    appreciation/depreciation
    of investments                    (13,840)       (14,872)         4,406
                                ---------------------------------------------
Net increase (decrease) in net
  assets from operations              (15,776)        (7,015)         7,218

Contract transactions:
  Transfers of net premiums           153,337         91,641         35,620
  Transfers of surrenders and
    death benefits                    (44,836)          (552)        (3,574)
  Transfers of cost of
    insurance and other
    charges                           (37,696)       (18,425)            --
  Transfers for policy loans          (14,223)            --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          68,848         46,630         51,644
                                ---------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                        125,430        119,294         83,690
                                ---------------------------------------------
Total increase (decrease) in
  net assets                          109,654        112,279         90,908
Net assets at beginning of
  period                              203,187         90,908             --
                                ---------------------------------------------

Net assets at end of period     $     312,841  $     203,187   $     90,908
                                =============================================

SEE ACCOMPANYING NOTES.

                                            INTERNATIONAL EQUITY                             DREYFUS SMALL CAP
                                                 SUBACCOUNT                                      SUBACCOUNT
                                ---------------------------------------------------------------------------------------------
                                                                PERIOD FROM                                     PERIOD FROM
                                                                JANUARY 21,                                     JANUARY 21,
                                                                1999 (DATE                                      1999 (DATE
                                                                OPERATIONS                                      OPERATIONS
                                                                COMMENCED)                                      COMMENCED)
                                                                  THROUGH                                         THROUGH
                                   YEAR ENDED DECEMBER 31      DECEMBER 31,       YEAR ENDED DECEMBER 31       DECEMBER 31,
                                    2001           2000            1999            2001            2000            1999
                                ---------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $         250  $      14,694    $       108    $      (2,063) $      126,545   $       (133)
  Total realized gain (loss)
    on investments                    (19,424)        (3,067)            43           13,831           2,611            215
  Change in unrealized
    appreciation/depreciation
    of investments                    (30,927)       (27,893)           673          (27,601)       (115,295)         4,518
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations              (50,101)       (16,266)           824          (15,833)         13,861          4,600

Contract transactions:
  Transfers of net premiums           119,825         66,588            476          380,778         132,906         45,639
  Transfers of surrenders and
    death benefits                       (638)           (22)          (180)          (4,093)           (163)        (3,732)
  Transfers of cost of
    insurance and other
    charges                           (28,992)       (15,716)            --          (85,043)        (33,086)            --
  Transfers for policy loans          (12,573)            --             --          (14,192)             --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          13,512         93,552          2,155          111,215         111,777         24,672
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                         91,134        144,402          2,451          388,665         211,434         66,579
                                ---------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                           41,033        128,136          3,275          372,832         225,295         71,179
Net assets at beginning of
  period                              131,411          3,275             --          296,474          71,179             --
                                ---------------------------------------------------------------------------------------------

Net assets at end of period     $     172,444  $     131,411    $     3,275    $     669,306  $      296,474   $     71,179
                                =============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  BLUE CHIP
                                                  SUBACCOUNT
                                ----------------------------------------------
                                                                 PERIOD FROM
                                                                 JANUARY 21,
                                                                 1999 (DATE
                                                                 OPERATIONS
                                                                 COMMENCED)
                                         YEAR ENDED                THROUGH
                                         DECEMBER 31            DECEMBER 31,
                                     2001           2000            1999
                                ----------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $        5,316  $       8,053   $        (418)
  Total realized gain (loss)
    on investments                    (126,149)         1,126             444
  Change in unrealized
    appreciation/depreciation
    of investments                     (21,725)       (83,329)          9,827
                                ----------------------------------------------
Net increase (decrease) in net
  assets from operations              (142,558)       (74,150)          9,853

Contract transactions:
  Transfers of net premiums            371,725        278,963          30,619
  Transfers of surrenders and
    death benefits                      (4,879)          (407)        (12,241)
  Transfers of cost of
    insurance and other
    charges                           (119,568)       (80,858)             --
  Transfers for policy loans           (21,447)            --              --
  Transfers between
    subaccounts, including
    fixed interest subaccount         (142,566)       674,912         158,773
                                ----------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                          83,265        872,610         177,151
                                ----------------------------------------------
Total increase (decrease) in
  net assets                           (59,293)       798,460         187,004
Net assets at beginning of
  period                               985,464        187,004              --
                                ----------------------------------------------

Net assets at end of period     $      926,171  $     985,464   $     187,004
                                ==============================================

SEE ACCOMPANYING NOTES.

                                               HIGH GRADE BOND                               HIGH YIELD BOND
                                                 SUBACCOUNT                                    SUBACCOUNT
                                ------------------------------------------------------------------------------------------
                                                                PERIOD FROM                                  PERIOD FROM
                                                                JANUARY 21,                                  JANUARY 21,
                                                                1999 (DATE                                   1999 (DATE
                                                                OPERATIONS                                   OPERATIONS
                                                                COMMENCED)                                   COMMENCED)
                                                                  THROUGH                                      THROUGH
                                   YEAR ENDED DECEMBER 31      DECEMBER 31,      YEAR ENDED DECEMBER 31     DECEMBER 31,
                                    2001           2000            1999            2001          2000           1999
                                ------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $       8,602  $       5,849   $        934    $      3,307  $        847    $        87
  Total realized gain (loss)
    on investments                        955           (432)          (183)             45          (142)            (9)
  Change in unrealized
    appreciation/depreciation
    of investments                      2,767          4,240         (1,042)         (1,468)         (398)           (93)
                                ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               12,324          9,657           (291)          1,884           307            (15)

Contract transactions:
  Transfers of net premiums            89,704         27,176         10,135          40,180         9,188          3,314
  Transfers of surrenders and
    death benefits                        (24)          (281)        (3,183)           (503)          (88)          (462)
  Transfers of cost of
    insurance and other
    charges                           (24,959)       (13,423)            --          (8,551)       (2,169)            --
  Transfers for policy loans               --             --             --              --            --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          28,464         17,523         71,896          18,896         9,732          1,578
                                ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                         93,185         30,995         78,848          50,022        16,663          4,430
                                ------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                          105,509         40,652         78,557          51,906        16,970          4,415
Net assets at beginning of
  period                              119,209         78,557             --          21,385         4,415             --
                                ------------------------------------------------------------------------------------------

Net assets at end of period     $     224,718  $     119,209   $     78,557    $     73,291  $     21,385    $     4,415
                                ==========================================================================================

                                    MANAGED
                                  SUBACCOUNT
                                ---------------
                                  PERIOD FROM
                                  OCTOBER 1,
                                  2001 (DATE
                                  OPERATIONS
                                  COMMENCED)
                                    THROUGH
                                 DECEMBER 31,
                                     2001
                                ---------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $      --
  Total realized gain (loss)
    on investments                        --
  Change in unrealized
    appreciation/depreciation
    of investments                         1
                                ---------------
Net increase (decrease) in net
  assets from operations                   1
Contract transactions:
  Transfers of net premiums               65
  Transfers of surrenders and
    death benefits                        --
  Transfers of cost of
    insurance and other
    charges                              (30)
  Transfers for policy loans              --
  Transfers between
    subaccounts, including
    fixed interest subaccount             41
                                ---------------
Net increase (decrease) in net
  assets from contract
  transactions                            76
                                ---------------
Total increase (decrease) in
  net assets                              77
Net assets at beginning of
  period                                  --
                                ---------------
Net assets at end of period        $      77
                                ===============

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                               MONEY MARKET
                                                SUBACCOUNT
                                -------------------------------------------
                                                              PERIOD FROM
                                                              JANUARY 21,
                                                              1999 (DATE
                                                              OPERATIONS
                                                              COMMENCED)
                                        YEAR ENDED              THROUGH
                                       DECEMBER 31           DECEMBER 31,
                                    2001          2000           1999
                                -------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $        357  $        334    $        23
  Total realized gain (loss)
    on investments                        --            --             --
  Change in unrealized
    appreciation/depreciation
    of investments                        --            --             --
                                -------------------------------------------
Net increase (decrease) in net
  assets from operations                 357           334             23

Contract transactions:
  Transfers of net premiums           12,642         3,278            310
  Transfers of surrenders and
    death benefits                        --           (11)          (814)
  Transfers of cost of
    insurance and other
    charges                           (3,701)       (1,622)            --
  Transfers for policy loans              --            --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          4,946         2,796          4,877
                                -------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                        13,887         4,441          4,373
                                -------------------------------------------
Total increase (decrease) in
  net assets                          14,244         4,775          4,396
Net assets at beginning of
  period                               9,171         4,396             --
                                -------------------------------------------

Net assets at end of period     $     23,415  $      9,171    $     4,396
                                ===========================================

SEE ACCOMPANYING NOTES.

                                                                                                                    FIDELITY
                                                                                                                    GROWTH &
                                                VALUE GROWTH                     CONTRAFUND         GROWTH           INCOME
                                                 SUBACCOUNT                      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                ------------------------------------------------------------------------------------------------
                                                                PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                                                                JANUARY 21,      OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                                                                1999 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                                                                OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                                                                COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                                                                  THROUGH          THROUGH          THROUGH          THROUGH
                                   YEAR ENDED DECEMBER 31      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    2001           2000            1999             2001             2001             2001
                                ------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $       1,211  $       1,083   $       (230)     $        (2)      $      --        $      --
  Total realized gain (loss)
    on investments                      1,682         (1,896)            57               --              --               --
  Change in unrealized
    appreciation/depreciation
    of investments                      7,095         15,144         (3,619)              69              (1)              --
                                ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                9,988         14,331         (3,792)              67              (1)              --

Contract transactions:
  Transfers of net premiums            88,501         18,760          2,981               --              59               89
  Transfers of surrenders and
    death benefits                       (612)            --         (2,556)              --              --               --
  Transfers of cost of
    insurance and other
    charges                           (31,607)       (13,614)            --              (29)            (24)             (19)
  Transfers for policy loans               --             --             --               --              --               --
  Transfers between
    subaccounts, including
    fixed interest subaccount          52,258          8,825         90,187            2,847             137              759
                                ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                        108,540         13,971         90,612            2,818             172              829
                                ------------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                          118,528         28,302         86,820            2,885             171              829
Net assets at beginning of
  period                              115,122         86,820             --               --              --               --
                                ------------------------------------------------------------------------------------------------

Net assets at end of period     $     233,650  $     115,122   $     86,820      $     2,885       $     171        $     829
                                ================================================================================================


                                   INDEX 500
                                  SUBACCOUNT
                                ---------------
                                  PERIOD FROM
                                  OCTOBER 1,
                                  2001 (DATE
                                  OPERATIONS
                                  COMMENCED)
                                    THROUGH
                                 DECEMBER 31,
                                     2001
                                ---------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $      --
  Total realized gain (loss)
    on investments                        --
  Change in unrealized
    appreciation/depreciation
    of investments                         6
                                ---------------
Net increase (decrease) in net
  assets from operations                   6
Contract transactions:
  Transfers of net premiums               72
  Transfers of surrenders and
    death benefits                        --
  Transfers of cost of
    insurance and other
    charges                              (49)
  Transfers for policy loans              --
  Transfers between
    subaccounts, including
    fixed interest subaccount            432
                                ---------------
Net increase (decrease) in net
  assets from contract
  transactions                           455
                                ---------------
Total increase (decrease) in
  net assets                             461
Net assets at beginning of
  period                                  --
                                ---------------
Net assets at end of period        $     461
                                ===============

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    FRANKLIN
                                    MID-CAP         SMALL CAP
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)    $        (1)      $      --
  Total realized gain (loss)
    on investments                          1               1
  Change in unrealized
    appreciation/depreciation
    of investments                         58               1
                                --------------------------------
Net increase (decrease) in net
  assets from operations                   58               2

Contract transactions:
  Transfers of net premiums                48              16
  Transfers of surrenders and
    death benefits                         --              --
  Transfers of cost of
    insurance and other
    charges                               (49)            (23)
  Transfers for policy loans               --              --
  Transfers between
    subaccounts, including
    fixed interest subaccount           1,612             129
                                --------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                          1,611             122
                                --------------------------------
Total increase (decrease) in
  net assets                            1,669             124
Net assets at beginning of
  period                                   --              --
                                --------------------------------

Net assets at end of period       $     1,669       $     124
                                ================================

SEE ACCOMPANYING NOTES.

                                   FRANKLIN         FRANKLIN          MUTUAL          TEMPLETON
                                     VALUE            U.S.            SHARES           GROWTH           MID-CAP           SMALL
                                  SECURITIES       GOVERNMENT       SECURITIES       SECURITIES          VALUE           COMPANY
                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                ----------------------------------------------------------------------------------------------------
                                  PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2001             2001             2001             2001             2001             2001
                                ----------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $      --        $      --        $      (1)       $      --        $      --        $     --
  Total realized gain (loss)
    on investments                         2               --                2               --               --              --
  Change in unrealized
    appreciation/depreciation
    of investments                        40               --               25               --                3              --
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                  42               --               26               --                3              --

Contract transactions:
  Transfers of net premiums               59               30              103                7               57               2
  Transfers of surrenders and
    death benefits                        --               --               --               --               --              --
  Transfers of cost of
    insurance and other
    charges                              (37)             (21)             (66)             (14)             (19)             (1)
  Transfers for policy loans              --               --               --               --               --              --
  Transfers between
    subaccounts, including
    fixed interest subaccount            815               41              673               69               71               1
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                           837               50              710               62              109               2
                                ----------------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                             879               50              736               62              112               2
Net assets at beginning of
  period                                  --               --               --               --               --              --
                                ----------------------------------------------------------------------------------------------------

Net assets at end of period        $     879        $      50        $     736        $      62        $     112        $      2
                                ====================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  S&P MIDCAP       NASDAQ 100
                                   400 INDEX          INDEX
                                  SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                  PERIOD FROM      PERIOD FROM
                                  OCTOBER 1,       OCTOBER 1,
                                  2001 (DATE       2001 (DATE
                                  OPERATIONS       OPERATIONS
                                  COMMENCED)       COMMENCED)
                                    THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2001             2001
                                --------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)    $        (1)    $        (22)
  Total realized gain (loss)
    on investments                          3               58
  Change in unrealized
    appreciation/depreciation
    of investments                         40             (457)
                                --------------------------------
Net increase (decrease) in net
  assets from operations                   42             (421)

Contract transactions:
  Transfers of net premiums                84            2,313
  Transfers of surrenders and
    death benefits                         --               --
  Transfers of cost of
    insurance and other
    charges                               (57)            (519)
  Transfers for policy loans               --               --
  Transfers between
    subaccounts, including
    fixed interest subaccount           1,165           20,544
                                --------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                          1,192           22,338
                                --------------------------------
Total increase (decrease) in
  net assets                            1,234           21,917
Net assets at beginning of
  period                                   --               --
                                --------------------------------

Net assets at end of period       $     1,234     $     21,917
                                ================================

SEE ACCOMPANYING NOTES.

                                 RUSSELL 2000
                                SMALL CAP INDEX                  EQUITY INCOME                         MID-CAP GROWTH
                                  SUBACCOUNT                      SUBACCOUNT                             SUBACCOUNT
                                --------------------------------------------------------------------------------------------
                                  PERIOD FROM                                    PERIOD FROM
                                  OCTOBER 1,                                     JANUARY 21,
                                  2001 (DATE                                     1999 (DATE
                                  OPERATIONS                                     OPERATIONS
                                  COMMENCED)                                     COMMENCED)
                                    THROUGH                                        THROUGH
                                 DECEMBER 31,       YEAR ENDED DECEMBER 31      DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                     2001            2001           2000            1999            2001           2000
                                --------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)    $        --    $       1,468  $       9,667   $      2,835    $      (4,708) $       3,713
  Total realized gain (loss)
    on investments                          1            6,714         (4,220)            53            3,471          5,470
  Change in unrealized
    appreciation/depreciation
    of investments                        (19)          (4,808)        13,688         (5,521)          16,819          2,090
                                --------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                  (18)           3,374         19,135         (2,633)          15,582         11,273

Contract transactions:
  Transfers of net premiums                47          116,512         60,521         27,415          372,940        145,446
  Transfers of surrenders and
    death benefits                         --          (31,967)          (103)        (2,329)          (3,593)          (609)
  Transfers of cost of
    insurance and other
    charges                               (26)         (21,150)        (8,300)            --          (78,628)       (37,603)
  Transfers for policy loans               --          (17,449)            --             --          (14,068)            --
  Transfers between
    subaccounts, including
    fixed interest subaccount           2,591           29,042         46,477         38,751           49,158        131,352
                                --------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                          2,612           74,988         98,595         63,837          325,809        238,586
                                --------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                            2,594           78,362        117,730         61,204          341,391        249,859
Net assets at beginning of
  period                                   --          178,934         61,204             --          342,013         92,154
                                --------------------------------------------------------------------------------------------

Net assets at end of period       $     2,594    $     257,296  $     178,934   $     61,204    $     683,404  $     342,013
                                ============================================================================================


                                MID-CAP GROWTH
                                  SUBACCOUNT
                                ---------------
                                  PERIOD FROM
                                  JANUARY 21,
                                  1999 (DATE
                                  OPERATIONS
                                  COMMENCED)
                                    THROUGH
                                 DECEMBER 31,
                                     1999
                                ---------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)   $        681
  Total realized gain (loss)
    on investments                        220
  Change in unrealized
    appreciation/depreciation
    of investments                      7,958
                                ---------------
Net increase (decrease) in net
  assets from operations                8,859
Contract transactions:
  Transfers of net premiums            49,652
  Transfers of surrenders and
    death benefits                     (7,069)
  Transfers of cost of
    insurance and other
    charges                                --
  Transfers for policy loans               --
  Transfers between
    subaccounts, including
    fixed interest subaccount          40,712
                                ---------------
Net increase (decrease) in net
  assets from contract
  transactions                         83,295
                                ---------------
Total increase (decrease) in
  net assets                           92,154
Net assets at beginning of
  period                                   --
                                ---------------
Net assets at end of period      $     92,154
                                ===============

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              NEW AMERICA GROWTH
                                                  SUBACCOUNT
                                ----------------------------------------------
                                                                 PERIOD FROM
                                                                 JANUARY 21,
                                                                 1999 (DATE
                                                                 OPERATIONS
                                                                 COMMENCED)
                                         YEAR ENDED                THROUGH
                                         DECEMBER 31            DECEMBER 31,
                                     2001           2000            1999
                                ----------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $       (4,045) $      48,111   $      4,832
  Total realized gain (loss)
    on investments                    (127,367)          (656)          (900)
  Change in unrealized
    appreciation/depreciation
    of investments                      50,453        (90,301)         1,903
                                ----------------------------------------------
Net increase (decrease) in net
  assets from operations               (80,959)       (42,846)         5,835

Contract transactions:
  Transfers of net premiums            147,449        102,845         53,566
  Transfers of surrenders and
    death benefits                      (3,048)          (100)        (6,401)
  Transfers of cost of
    insurance and other
    charges                            (42,047)       (30,257)            --
  Transfers for policy loans           (13,108)            --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          (73,958)       346,772         46,158
                                ----------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                          15,288        419,260         93,323
                                ----------------------------------------------
Total increase (decrease) in
  net assets                           (65,671)       376,414         99,158
Net assets at beginning of
  period                               475,572         99,158             --
                                ----------------------------------------------

Net assets at end of period     $      409,901  $     475,572   $     99,158
                                ==============================================

SEE ACCOMPANYING NOTES.

                                              PERSONAL STRATEGY
                                                  BALANCED                                 INTERNATIONAL STOCK
                                                 SUBACCOUNT                                     SUBACCOUNT
                                -------------------------------------------------------------------------------------------
                                                                PERIOD FROM                                   PERIOD FROM
                                                                JANUARY 21,                                   JANUARY 21,
                                                                1999 (DATE                                    1999 (DATE
                                                                OPERATIONS                                    OPERATIONS
                                                                COMMENCED)                                    COMMENCED)
                                                                  THROUGH                                       THROUGH
                                   YEAR ENDED DECEMBER 31      DECEMBER 31,      YEAR ENDED DECEMBER 31      DECEMBER 31,
                                    2001           2000            1999            2001           2000           1999
                                -------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $       4,661  $       7,830   $        668    $       1,332  $      1,571    $        64
  Total realized gain (loss)
    on investments                     (1,088)          (139)            23          (11,032)          (21)           132
  Change in unrealized
    appreciation/depreciation
    of investments                     (7,311)        (2,397)          (148)          (7,958)       (8,130)           871
                                -------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               (3,738)         5,294            543          (17,658)       (6,580)         1,067

Contract transactions:
  Transfers of net premiums           127,899         70,355          7,308           78,194        29,492          2,173
  Transfers of surrenders and
    death benefits                       (556)          (298)        (2,830)            (601)         (154)          (960)
  Transfers of cost of
    insurance and other
    charges                           (36,393)       (15,243)            --          (16,365)       (8,329)            --
  Transfers for policy loans             (357)            --             --          (12,731)           --             --
  Transfers between
    subaccounts, including
    fixed interest subaccount          55,310         49,863         13,154           13,162        29,515          4,044
                                -------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                        145,903        104,677         17,632           61,659        50,524          5,257
                                -------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                          142,165        109,971         18,175           44,001        43,944          6,324
Net assets at beginning of
  period                              128,146         18,175             --           50,268         6,324             --
                                -------------------------------------------------------------------------------------------

Net assets at end of period     $     270,311  $     128,146   $     18,175    $      94,269  $     50,268    $     6,324
                                ===========================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1.  SIGNIFICANT ACCOUNTING POLICIES
EquiTrust Life Variable Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance policies issued by the Company. The Account commenced operations on January 21, 1999.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                       INVESTS EXCLUSIVELY IN SHARES OF
---------------------------------------------------------------------------------------------
                                 American Century Variable Portfolios, Inc.:
Ultra (1)                          VP Ultra-Registered Trademark-Fund
Vista (1)                          VP Vista(SM)Fund
                                 Dreyfus Variable Investment Fund:
Appreciation                       Appreciation Portfolio
Disciplined Stock                  Disciplined Stock Portfolio
Dreyfus Growth & Income (2)        Growth and Income Portfolio
International Equity               International Equity Portfolio
Dreyfus Small Cap (2)              Small Cap Portfolio
Socially Responsible Growth
(1),(3)                            The Dreyfus Socially Responsible Growth Fund, Inc.
                                 EquiTrust Variable Insurance Series Fund:
Blue Chip                          Blue Chip Portfolio
High Grade Bond                    High Grade Bond Portfolio
High Yield Bond                    High Yield Bond Portfolio
Managed (1)                        Managed Portfolio
Money Market                       Money Market Portfolio
Value Growth                       Value Growth Portfolio
                                 Fidelity Variable Insurance Products Funds:
Contrafund (1)                     Contrafund-Registered Trademark-Portfolio
Growth (1)                         Growth Portfolio
Fidelity Growth & Income (1)       Growth & Income Portfolio
High Income (1),(3)                High Income Portfolio
Index 500 (1)                      Index 500 Portfolio
Mid-Cap (1)                        Mid Cap Portfolio
Overseas (1),(3)                   Overseas Portfolio
                                 Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap (1)             Franklin Small Cap Fund
Franklin Value Securities (1)      Franklin Value Securities Fund
Franklin U.S. Government (1)       Franklin U.S. Government Fund
Mutual Shares Securities (1)       Mutual Shares Securities Fund
Templeton Growth Securities (1)    Templeton Growth Securities Fund
                                 J.P. Morgan Series Trust II:
Mid-Cap Value (1)                  J.P. Morgan Mid Cap Value Portfolio
Small Company (1)                  J.P. Morgan Small Company Portfolio

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

---------------------------------------------------------------------------------------------
SUBACCOUNT                       INVESTS EXCLUSIVELY IN SHARES OF
                                 Summit Mutual Funds, Inc. -- Pinnacle Series:
S&P MidCap 400 Index (1)           S&P MidCap 400 Index Portfolio
Nasdaq 100 Index (1)               Nasdaq -- 100 Index Portfolio
Russell 2000 Small Cap Index
(1)                                Russell 2000 Small Cap Index Portfolio
                                 T. Rowe Price Equity Series Inc.:
Equity Income                      Equity Income Portfolio
Mid-Cap Growth                     Mid-Cap Growth Portfolio
New America Growth                 New America Growth Portfolio
Personal Strategy Balanced         Personal Strategy Balanced Portfolio
                                 T. Rowe Price International Series, Inc.:
International Stock                International Stock Portfolio

(1) Commenced operations on October 1, 2001.

(2) During 2001, these subaccounts were renamed to include reference to "Dreyfus."

(3) Subaccount was inactive during 2001.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS
PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS (CONTINUED)
MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 to $10.00, depending on type of policy and a first year monthly charge based on age and amount of insurance in force (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first six years of the policy or within six years following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets of as follows:
Blue Chip Portfolio -- 0.20%, High Grade Bond Portfolio -- 0.30%, High Yield Bond Portfolio -- 0.45%, Managed Portfolio -- 0.45%, Money Market Portfolio -- 0.25%, and Value Growth Portfolio -- 0.45%.

3.  FEDERAL INCOME TAXES
The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2001:

                                                               COST OF     PROCEEDS
SUBACCOUNT                                                    PURCHASES   FROM SALES
------------------------------------------------------------------------------------
Ultra*                                                         $   699      $     6
Vista*                                                              27            6
Appreciation                                                   511,509       47,767
Disciplined Stock                                              603,109      369,107
Dreyfus Growth & Income                                        199,100       70,623
International Equity                                           122,010       30,626
Dreyfus Small Cap                                              469,214       39,679
Blue Chip                                                      594,062      498,962
High Grade Bond                                                122,664       20,877
High Yield Bond                                                 59,297        5,968
Managed*                                                           103           27
Money Market                                                    16,390        2,146
Value Growth                                                   123,811       14,060
Contrafund*                                                      2,843           27
Growth*                                                            194           22
Fidelity Growth & Income*                                          848           19
Index 500*                                                         505           50
Mid-Cap*                                                         1,644           34
Franklin Small Cap*                                                137           15
Franklin Value Securities*                                         866           29
Franklin U.S. Government*                                           61           11
Mutual Shares Securities*                                          765           56
Templeton Growth Securities*                                        72           10
Mid-Cap Value*                                                     122           13
Small Company*                                                       2           --
S&P MidCap 400 Index*                                            1,237           46
Nasdaq 100 Index*                                               22,718          402
Russell 2000 Small Cap Index*                                    2,628           16
Equity Income                                                  150,307       69,283
Mid-Cap Growth                                                 365,531       44,430
New America Growth                                             296,433      278,356
Personal Strategy Balanced                                     165,327       14,763
International Stock                                             89,518       26,527

*Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2001, 2000, and 1999:

                                                     PERIOD ENDED DECEMBER 31
                             -------------------------------------------------------------------------
                                            2001                                  2000
                             -----------------------------------   -----------------------------------
                                                         NET                                   NET
                                                       INCREASE                              INCREASE
SUBACCOUNT                   PURCHASED    REDEEMED    (DECREASE)   PURCHASED    REDEEMED    (DECREASE)
----------------------------------------------------------------   -----------------------------------
Ultra*                             70           1           69           --          --           --
Vista*                              2          --            2           --          --           --
Appreciation                   49,386       4,161       45,225       28,017       2,308       25,709
Disciplined Stock              63,590      40,354       23,236       63,945       5,400       58,545
Dreyfus Growth & Income        18,560       6,439       12,121       11,579         940       10,639
International Equity           11,537       2,794        8,743       11,042       1,200        9,842
Dreyfus Small Cap              34,161       2,920       31,241       16,746         870       15,876
Blue Chip                      58,889      52,511        6,378       79,765       3,247       76,518
High Grade Bond                 9,861       1,698        8,163        5,228       2,218        3,010
High Yield Bond                 5,122         512        4,610        2,014         334        1,680
Managed*                           11           3            8           --          --           --
Money Market                    1,446         182        1,264          537         115          422
Value Growth                   10,451       1,064        9,387        3,132       1,824        1,308
Contrafund*                       284           2          282           --          --           --
Growth*                            19           2           17           --          --           --
Fidelity Growth & Income*          86           2           84           --          --           --
Index 500*                         50           5           45           --          --           --
Mid-Cap*                          163           3          160           --          --           --
Franklin Small Cap*                12           1           11           --          --           --
Franklin Value Securities*         82           3           79           --          --           --
Franklin U.S. Government*           6           1            5           --          --           --
Mutual Shares Securities*          75           5           70           --          --           --
Templeton Growth
  Securities*                       7           1            6           --          --           --
Mid-Cap Value*                     12           1           11           --          --           --
Small Company*                     --          --           --           --          --           --
S&P MidCap 400 Index*             117           4          113           --          --           --
Nasdaq 100 Index*               1,791          33        1,758           --          --           --
Russell 2000 Small Cap
  Index*                          246           1          245           --          --           --
Equity Income                  12,184       5,658        6,526       12,150       2,824        9,326
Mid-Cap Growth                 30,003       3,258       26,745       20,174       1,841       18,333
New America Growth             34,407      35,065         (658)      40,948         954       39,994
Personal Strategy Balanced     14,266       1,171       13,095       10,102         664        9,438
International Stock             9,253       2,764        6,489        4,818         754        4,064

                                  PERIOD ENDED DECEMBER 31
                             -----------------------------------
                                            1999
                             -----------------------------------
                                                         NET
                                                       INCREASE
SUBACCOUNT                   PURCHASED    REDEEMED    (DECREASE)
---------------------------  -----------------------------------
Ultra*                             --          --           --
Vista*                             --          --           --
Appreciation                   14,305       1,612       12,693
Disciplined Stock              26,749         447       26,302
Dreyfus Growth & Income         8,157         152        8,005
International Equity              265          56          209
Dreyfus Small Cap               6,181         156        6,025
Blue Chip                      16,520         621       15,899
High Grade Bond                 8,562         591        7,971
High Yield Bond                   478          29          449
Managed*                           --          --           --
Money Market                      533         105          428
Value Growth                    9,486         526        8,960
Contrafund*                        --          --           --
Growth*                            --          --           --
Fidelity Growth & Income*          --          --           --
Index 500*                         --          --           --
Mid-Cap*                           --          --           --
Franklin Small Cap*                --          --           --
Franklin Value Securities*         --          --           --
Franklin U.S. Government*          --          --           --
Mutual Shares Securities*          --          --           --
Templeton Growth
  Securities*                      --          --           --
Mid-Cap Value*                     --          --           --
Small Company*                     --          --           --
S&P MidCap 400 Index*              --          --           --
Nasdaq 100 Index*                  --          --           --
Russell 2000 Small Cap
  Index*                           --          --           --
Equity Income                   6,248         397        5,851
Mid-Cap Growth                  7,703         195        7,508
New America Growth             10,443       1,318        9,125
Personal Strategy Balanced      1,761         112        1,649
International Stock             1,032         567          465

*Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES

Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods ended December 31, 2001:

                                                                                        RATIO OF
                                                                                       EXPENSES TO
                                                                          INVESTMENT     AVERAGE
                                                                            INCOME         NET         TOTAL
SUBACCOUNT                            UNITS     UNIT VALUE   NET ASSETS    RATIO(1)     ASSETS(2)    RETURN(3)
--------------------------------------------------------------------------------------------------------------
Ultra(4)                                  69      $10.34       $   716         --%         0.90%        3.40%
Vista(4)                                   2       10.26            21         --          0.90         2.57
Appreciation                          83,627        9.97       833,614       1.07          0.90       (10.10)
Disciplined Stock                    108,084        9.08       981,126       0.44          0.90       (14.02)
Dreyfus Growth & Income               30,765       10.17       312,841       0.53          0.90        (6.70)
International Equity                  18,794        9.18       172,444       1.07          0.90       (29.76)
Dreyfus Small Cap                     53,142       12.59       669,306       0.48          0.90        (7.02)
Blue Chip                             98,796        9.37       926,171       1.44          0.90       (12.10)
High Grade Bond                       19,144       11.74       224,718       6.07          0.90         8.10
High Yield Bond                        6,739       10.88        73,291       7.80          0.90         8.26
Managed(4)                                 8       10.09            77         --          0.90         0.88
Money Market                           2,114       11.08        23,415       3.16          0.90         2.69
Value Growth                          19,655       11.89       233,650       1.56          0.90         6.07
Contrafund(4)                            282       10.24         2,885         --          0.90         2.40
Growth(4)                                 17       10.17           171         --          0.90         1.72
Fidelity Growth & Income(4)               84        9.92           829         --          0.90        (0.80)
Index 500(4)                              45       10.20           461         --          0.90         2.01
Mid-Cap(4)                               160       10.42         1,669         --          0.90         4.20
Franklin Small Cap(4)                     11       10.84           124         --          0.90         8.40
Franklin Value Securities(4)              79       11.06           879         --          0.90        10.60
Franklin U.S. Government(4)                5        9.84            50         --          0.90        (1.57)
Mutual Shares Securities(4)               70       10.46           736         --          0.90         4.60
Templeton Growth Securities(4)             6        9.94            62         --          0.90        (0.65)
Mid-Cap Value(4)                          11       10.66           112         --          0.90         6.60
Small Company(4)                          --        9.98             2         --          0.90        (0.23)
S&P MidCap 400 Index(4)                  113       10.89         1,234         --          0.90         8.90
Nasdaq 100 Index(4)                    1,758       12.47        21,917         --          0.90        24.70
Russell 2000 Small Cap Index(4)          245       10.59         2,594         --          0.90         5.90
Equity Income                         21,703       11.86       257,296       1.52          0.90         0.59
Mid-Cap Growth                        52,585       13.00       683,404         --          0.90        (1.81)
New America Growth                    48,461        8.46       409,901         --          0.90       (12.60)
Personal Strategy Balanced            24,183       11.18       270,311       3.10          0.90        (3.29)
International Stock                   11,018        8.56        94,269       2.64          0.90       (22.88)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES (CONTINUED)
    affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholder
EquiTrust Life Insurance Company



We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.



                                          /s/ Ernst & Young LLP



Des Moines, Iowa
February 5, 2002

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                    DECEMBER 31,
                                ---------------------
                                   2001        2000
                                ---------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2001--$631,199;
    2000--$43,662)              $  637,708   $43,388
  Mortgage loans on real
    estate                          29,383        --
  Policy loans                      23,542        76
  Short-term investments             3,557     3,030
                                ---------------------
Total investments                  694,190    46,494
Cash and cash equivalents          170,035       790
Accrued investment income            6,857       396
Reinsurance recoverable             34,649     6,472
Deferred policy acquisition
  costs                             93,903     3,796
Current income taxes
  recoverable                           --       494
Goodwill, less accumulated
  amortization of $303 in 2001
  and $226 in 2000                   1,231     1,308
Other assets                         1,204       470
Assets held in separate
  accounts                          43,892    35,910
                                ---------------------
Total assets                    $1,045,961   $96,130
                                =====================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive and
        equity-indexed
        products                   714,837    23,922
      Traditional life
        insurance                   55,258       800
      Unearned revenue reserve       1,244        88
    Other policy claims and
      benefits                       6,485       463
                                ---------------------
                                   777,824    25,273
Other policyholders' funds:
  --supplementary contracts
    without life contingencies       1,827       102
Advance premiums and other
  deposits                           9,593        --
Accrued dividends                      641        --
                                ---------------------
                                    12,061       102
Amounts payable to affiliates          681       822
Current income taxes                 1,267        --
Deferred income taxes                2,328       189
Other liabilities                  133,567       514
Liabilities related to
  separate accounts                 43,892    35,910
                                ---------------------
Total liabilities                  971,620    62,810
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares         3,000     3,000
  Additional paid-in capital        63,817    28,998
  Accumulated other
    comprehensive income
    (loss)                           2,735      (179)
  Retained earnings                  4,789     1,501
                                ---------------------
Total stockholder's equity          74,341    33,320
                                ---------------------
Total liabilities and
  stockholder's equity          $1,045,961   $96,130
                                =====================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME


                             (DOLLARS IN THOUSANDS)



                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2001        2000        1999
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $    8,237  $      677  $      191
  Traditional life insurance
    premiums                         3,688          --          --
  Net investment income             20,566       3,269       3,253
  Derivative income                  1,132          --          --
  Realized gains (losses) on
    investments                       (610)       (139)         44
  Other income                          57         148         276
                                ----------------------------------
Total revenues                      33,070       3,955       3,764
Benefits and expenses:
  Interest sensitive product
    benefits                        18,189       1,008       1,078
  Traditional life insurance
    benefits                         3,145          --          --
  Decrease in traditional life
    future policy benefits             (41)         --          --
  Distributions to
    participating
    policyholders                      837          --          --
  Underwriting, acquisition
    and insurance expenses           5,694       2,603       1,772
                                ----------------------------------
Total benefits and expenses         27,824       3,611       2,850
                                ----------------------------------
                                     5,246         344         914
Income tax expense (benefit)         1,989         (74)        225
                                ----------------------------------
  Income before cumulative
    effect of change in
    accounting principle             3,257         418         689
Cumulative effect of change in
  accounting for derivative
  instruments                           31          --          --
                                ----------------------------------
Net income                      $    3,288  $      418  $      689
                                ==================================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY


                             (DOLLARS IN THOUSANDS)



                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1999                   $3,000      $28,998       $   388       $  394       $32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                  3,000       28,998          (179)       1,501        33,320
  Comprehensive income (loss):
    Net income for 2001                          --           --            --        3,288         3,288
    Cumulative effect of change in
      accounting for derivative
      instruments                                --           --           (31)          --           (31)
    Change in net unrealized investment
      gains/ losses                              --           --         2,945           --         2,945
                                                                                                  -------
  Total comprehensive income                                                                        6,202
  Capital contributions from parent              --       34,819            --           --        34,819
                                            ----------------------------------------------------------------
Balance at December 31, 2001                 $3,000      $63,817       $ 2,735       $4,789       $74,341
                                            ================================================================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS


                             (DOLLARS IN THOUSANDS)



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $  3,288   $    418   $    689
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                       13,703        927      1,034
    Charges for mortality and administration                    (8,178)      (763)      (246)
    Deferral of unearned revenues                                  256         68         20
    Amortization of unearned revenue reserve                         2         (1)        --
  Provision for amortization                                       154         90        124
  Realized losses (gains) on investments                           610        139        (44)
  Decrease in traditional life benefit accruals                    (41)        --         --
  Policy acquisition costs deferred                            (36,714)    (2,630)    (1,171)
  Amortization of deferred policy acquisition costs                399         74         (9)
  Provision for deferred income taxes                              554        408         29
  Other                                                        (12,707)      (740)       255
                                                              ------------------------------
Net cash provided by (used in) operating activities            (38,674)    (2,010)       681
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                          37,489      4,821      8,481
  Mortgage loans on real estate                                  1,487         --         --
  Policy loans                                                   2,771        122         --
  Short-term investments--net                                    1,358      2,333     17,617
                                                              ------------------------------
                                                                43,105      7,276     26,098
Acquisition of investments:
  Fixed maturities--available for sale                        (241,437)    (2,373)   (24,424)
  Mortgage loans on real estate                                 (1,600)        --         --
  Policy loans                                                  (2,383)      (198)        --
                                                              ------------------------------
                                                              (245,420)    (2,571)   (24,424)
Net cash received in coinsurance transaction                       340         --         --
                                                              ------------------------------
Net cash provided by (used in) investing activities           (201,975)     4,705      1,674

                        EQUITRUST LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (CONTINUED)


                             (DOLLARS IN THOUSANDS)



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and
 variable products credited to policyholder account balances  $424,323   $ 20,991   $ 18,380
Return of policyholder account balances on interest
 sensitive, equity-indexed and variable products               (34,429)   (24,145)   (19,494)
Capital contribution from parent                                20,000         --         --
                                                              ------------------------------
Net cash provided by (used in) financing activities            409,894     (3,154)    (1,114)
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents               169,245       (459)     1,241
Cash and cash equivalents at beginning of year                     790      1,249          8
                                                              ------------------------------
Cash and cash equivalents at end of year                      $170,035   $    790   $  1,249
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year         $   (326)  $    280   $    230



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



1.  SIGNIFICANT ACCOUNTING POLICIES



NATURE OF BUSINESS



EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 43 states and the District of Columbia. We assume through coinsurance agreements a percentage of certain business written by National Travelers Life Company (NTL) and American Equity Investment Life Insurance Company (American Equity).



ACCOUNTING CHANGES



Effective January 1, 2001, we adopted the Financial Accounting Standards Board's
(FASB) Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allows companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.



We have the following three different forms of derivatives on our balance sheet which are subject to Statement No. 133:



- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,



- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and



- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered a derivative.



These derivatives are described more fully in this note under the captions "Investments -- Fixed Maturities", "Reinsurance Recoverable" and "Future Policy Benefits."



The cumulative effect of adopting these Statements on net income was $31,000. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $33,000 less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives has not been quantified, but is not believed to be material to our financial position or results of operations.



In December 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 01-6, "Accounting by Certain Entities (Including Entities with Trade Receivables) That Lend to or Finance the Activities of Others." The SOP requires loans and trade receivables that management has the intent and ability to hold for the forseeable future or until maturity or payoff to be reported in the balance sheet at outstanding principal adjusted for any chargeoffs, the allowance for loan losses, any deferred fees or costs on originated loans and any

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


unamortized premiums or discounts on purchased loans. We currently report our mortgage loans in accordance with this SOP and we do not believe it will have a material effect on our financial statements.



In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. The Statement is effective for the year beginning January 1, 2002, with earlier adoption encouraged. While we have not quantified the impact of adopting this Statement, we believe the Statement will not have a material effect on our financial position or results of operations.



In June 2001, the FASB issued Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. In addition, Statement
No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We will apply the new Statements in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $77,000 per year. During 2002, we will perform the first of the required impairment tests of goodwill as of January 1, 2002. While we have not completed this testing, we do not expect this testing to require the impairment of any goodwill.



INVESTMENTS



FIXED MATURITIES: All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of net investment income in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.



MORTGAGE LOANS ON REAL ESTATE: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.



Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.



REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.



MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model.



CASH AND CASH EQUIVALENTS



For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



REINSURANCE RECOVERABLE



We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.



During 2001, we assumed under a coinsurance agreement, 70% of certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as a reinsurance recoverable. This component of the reinsurance contract is an embedded derivative and we record our share of the returns on the underlying options, net of the amortization of the option costs, in derivative income. See Note 5, "Reinsurance," for additional information regarding this reinsurance agreement.



DEFERRED POLICY ACQUISITION COSTS



To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.



GOODWILL



Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Through December 31, 2001, goodwill was being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001, 2000 or 1999. See the "Accounting Changes" section in this note for a discussion of the accounting of goodwill subsequent to December 31, 2001.



FUTURE POLICY BENEFITS



Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.



Interest crediting rates for our interest sensitive products ranged from 5.00% to 5.75% in 2001, 2000 and 1999.



The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 5.50%. The average rate of assumed investment yields used in estimating gross margins was 7.00% in 2001. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 98% of receipts from policyholders during 2001 and represented 81% of life insurance in force at December 31, 2001.



The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.



GUARANTY FUND ASSESSMENTS



From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.



We had undiscounted reserves of $25,000 at December 31, 2001 and 2000 to cover estimated future assessments on known insolvencies. We had assets of $36,000 at December 31, 2001 and $48,000 at December 31, 2000 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $4,000 in 2001, ($4,000) in 2000 and ($5,000) in 1999. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2002 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2006. We believe the

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.



DEFERRED INCOME TAXES



Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.



SEPARATE ACCOUNTS



The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.



GUARANTY



Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.



RECOGNITION OF PREMIUM REVENUES AND COSTS



Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.



Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.



All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.



COMPREHENSIVE INCOME (LOSS)



Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($141,000) in 2001, ($90,000) in 2000 and $29,000 in 1999. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs totaling $471,000 in 2001, $49,000 in 2000 and ($15,000) in 1999.



USE OF ESTIMATES



The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For example, significant estimates and assumptions are utilized in the valuation of investments, amortization of deferred policy acquisition costs, valuation of allowances for deferred tax assets, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.



2.  INVESTMENT OPERATIONS



FIXED MATURITIES



The following table contains amortized cost and estimated market value information on fixed maturities:



                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies               $ 91,292       $   70     $    --      $ 91,362
  State, municipal and other governments                10,006          203          (1)       10,208
  Public utilities                                      21,179          652        (137)       21,694
  Corporate securities                                 219,993        5,892      (1,642)      224,243
  Mortgage and asset-backed securities                 288,729        2,090        (618)      290,201
                                                    ---------------------------------------------------
Total fixed maturities                                $631,199       $8,907     $(2,398)     $637,708
                                                    ===================================================
DECEMBER 31, 2000
Bonds:
  United States Government and agencies               $  1,636       $    4     $    (1)     $  1,639
  State, municipal and other governments                 1,508           25         (26)        1,507
  Public utilities                                       1,722           37         (37)        1,722
  Corporate securities                                   8,555           23        (151)        8,427
  Mortgage and asset-backed securities                  30,241          220        (368)       30,093
                                                    ---------------------------------------------------
Total fixed maturities                                $ 43,662       $  309     $  (583)     $ 43,388
                                                    ===================================================



Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.



The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                       $  6,691      $  6,678
Due after one year through five years                           70,125        72,217
Due after five years through ten years                         149,189       152,248
Due after ten years                                            116,465       116,364
                                                              ------------------------
                                                               342,470       347,507
Mortgage and asset-backed securities                           288,729       290,201
                                                              ------------------------
                                                              $631,199      $637,708
                                                              ========================



Net unrealized investment gains (losses) on fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:



                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2001             2000
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity
 securities                                                   $ 6,509           $(274)
Adjustment for assumed changes in amortization pattern of
 deferred policy acquisition costs                             (2,301)             --
Provision for deferred income taxes                            (1,473)             95
                                                              -------------------------
Net unrealized investment gains (losses)                      $ 2,735           $(179)
                                                              =========================



The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling $3,869,000 in 2001. The changes in net unrealized investment gains/losses are net of deferred income taxes totaling ($724,000) in 2000 and $1,029,000 in 1999.



NET INVESTMENT INCOME



Components of net investment income are as follows:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                     $15,345     $3,098     $3,046
Mortgage loans on real estate                                   1,641         --         --
Policy loans                                                      960         --         --
Short-term investments, cash and cash equivalents                 517        267        324
Other                                                           2,520          3         (4)
                                                              ------------------------------
                                                               20,983      3,368      3,366
Less investment expenses                                         (417)       (99)      (113)
                                                              ------------------------------
Net investment income                                         $20,566     $3,269     $3,253
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.



REALIZED AND UNREALIZED GAINS AND LOSSES



Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities -- available for sale                         $ (612)    $ (139)   $    44
Short-term investments                                              2         --         --
                                                               ------     ------    -------
Realized gains (losses) on investments                         $ (610)    $ (139)   $    44
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities --available for sale                               $6,783     $2,068    $(2,940)
                                                              ==============================



An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:



                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls               $ 20,541         $   --         $     --      $ 20,541
Sales                                                    17,560            442           (1,054)       16,948
                                                    -----------------------------------------------------------
  Total                                                $ 38,101         $  442         $ (1,054)     $ 37,489
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls               $  2,956         $   --         $     --      $  2,956
Sales                                                     2,004              1             (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                $  4,960         $    1         $   (140)     $  4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls               $  4,375         $   --         $     --      $  4,375
Sales                                                     4,062             44               --         4,106
                                                    -----------------------------------------------------------
  Total                                                $  8,437         $   44         $     --      $  8,481
                                                    ===========================================================



There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2001, 2000 or 1999.



Income taxes (credits) include a provision of ($214,000) in 2001, ($49,000) in 2000 and $15,000 in 1999 for the tax effect of realized gains and losses on investments.



OTHER



At December 31, 2001, affidavits of deposits covering investments with a carrying value totaling $728,319,000 were on deposit with state agencies to meet regulatory requirements.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


At December 31, 2001, we had committed to provide additional funding for mortgage loans on real estate aggregating $7,858,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.



We had no investments which have been non-income producing for the twelve months preceding December 31, 2001.



No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2001.



During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.



During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.



We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.



FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.



Mortgage loans on real estate and policy loans: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.



CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.



REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.



ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.



FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.



LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.



The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:



                                                                          DECEMBER 31,
                                                          ---------------------------------------------
                                                                  2001                    2000
                                                          ---------------------   ---------------------
                                                          CARRYING                CARRYING
                                                           VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                          ---------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                          $637,708    $637,708    $43,388      $43,388
Mortgage loans on real estate                               29,383      29,680         --           --
Policy loans                                                23,542      25,585         76           87
Cash and short-term investments                            173,592     173,592      3,820        3,820
Reinsurance recoverable                                      9,007       9,007         --           --
Assets held in separate accounts                            43,892      43,892     35,910       35,910
LIABILITIES
Future policy benefits                                    $552,217    $485,971    $18,004      $17,920
Other policyholders' funds                                  11,400      11,400        102          102
Liabilities related to separate accounts                    43,892      39,683     35,910       32,141



4.  REINSURANCE


In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $267,443,000 (60.0% of direct life insurance in force) at December 31, 2001 and $206,461,000 (69.2% of direct life insurance in force) at December 31, 2000.



Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.



In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.



Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4.  REINSURANCE (CONTINUED)


to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2001, 2000 and 1999.



In total, insurance premiums and product charges have been reduced by $1,203,000 in 2001, $1,074,000 in 2000 and $2,865,000 in 1999 and insurance benefits have been reduced by $837,000 in 2001, $749,000 in 2000 and $2,436,000 in 1999 as a
result of cession agreements.



During 2001,we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 is accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000 million, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000.



Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed.



Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):



ASSETS                                                      LIABILITIES
Investments                                 $299,252        Policy liabilities and accruals             $324,592
Cash                                             340        Other policyholder funds                      11,872
Deferred policy acquisition costs             32,539        Other liabilities                                715
Other assets                                   5,048
                                            --------                                                    --------
  Total                                     $337,179        Total                                       $337,179
                                            ========                                                    ========



In addition to these agreements, we assume variable annuity business from American Equity and another alliance partner through modified coinsurance arrangements.



Life insurance in force assumed totaled $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001 and $2,432,000 (2.6% of total life insurance in force) at December 31, 2000. In total, premiums and product charges assumed totaled $10,937,000 in 2001, $102,000 in 2000 and $3,000 in 1999.



5.  INCOME TAXES


We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.



Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  INCOME TAXES (CONTINUED)


result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.



Income tax expenses (credits) are included in the financial statements as follows:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                     $ 1,435    $  (482)   $   196
  Deferred                                                        554        408         29
                                                              ------------------------------
                                                                1,989        (74)       225
Cumulative effect of change in accounting for derivative
 instruments--deferred                                             16         --         --
Taxes provided in statement of changes in stockholder's
 equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                         (16)        --         --
  Change in net unrealized investment gains/losses --
    deferred                                                    1,584        724     (1,029)
                                                              ------------------------------
                                                                1,568        724     (1,029)
                                                              ------------------------------
                                                              $ 3,573    $   650    $  (804)
                                                              ==============================



The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:



                                                                          DECEMBER 31,
                                                              ------------------------------------
                                                                2001          2000          1999
                                                              ------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
  Income before income taxes and cumulative effect of change
    in accounting principle                                   $ 5,246       $   344       $   914
                                                              ====================================
  Income tax at federal statutory rate (35%)                  $ 1,836       $   120       $   320
Tax effect (decrease) of:
  Tax-exempt dividend income                                      (51)         (217)          (13)
  Adjustment to tax-exempt dividend income                        160            --           (95)
  Other items                                                      44            23            13
                                                              ------------------------------------
Income tax expense (credit)                                   $ 1,989       $   (74)      $   225
                                                              ====================================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  INCOME TAXES (CONTINUED)


The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:



                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              ----------------------
                                                                   (DOLLARS IN
                                                                    THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity securities                                   $ 2,305       $    --
  Deferred policy acquisition costs                            26,896         1,019
  Modified coinsurance                                            436           536
  Other                                                           349            49
                                                              ----------------------
                                                               29,986         1,604
Deferred income tax assets:
  Fixed maturity securities                                        --          (154)
  Future policy benefits                                      (26,019)          (74)
  Recoverable from reinsurers                                    (359)         (299)
  Transfers to separate accounts                               (1,109)         (888)
  Other                                                          (171)           --
                                                              ----------------------
                                                              (27,658)       (1,415)
                                                              ----------------------
Deferred income tax liability                                 $ 2,328       $   189
                                                              ======================



6.  RETIREMENT AND COMPENSATION PLANS


We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $115,000 in 2001, $101,000 in 2000 and $51,000 in 1999.



We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Beginning in 2002, we will contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $10,000 in 2001, $9,000 in 2000 and $4,000 in 1999.



In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2001, $3,000 for 2000 and $2,000 for 1999.



7.  MANAGEMENT AND OTHER AGREEMENTS


We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)


cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.



We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $359,000 in 2001, $531,000 in 2000 and $285,000 in 1999 for
these services.



We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $77,000 during 2001, $80,000 during 2000 and $42,000 during 1999 under these agreements.



EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $262,000 during 2001, $44,000 during 2000 and $53,000 during 1999 relating to these services.



8.  COMMITMENTS AND CONTINGENCIES


In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2001, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.



Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.



Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2001 are as follows: 2002--$43,000; 2003--$47,000; 2004--
$48,000; 2005-- $48,000; 2006-- $48,000 and thereafter, through 2013--$328,000.
Rent expense for the lease totaled $62,000 in 2001, $98,000 in 2000 and $51,000 in 1999.



9.  STATUTORY INFORMATION


Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed,are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as 'non-

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



9.  STATUTORY INFORMATION (CONTINUED)


admitted assets' for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, 'Employers' Accounting for Pensions' rather than for vested employees only; and (j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.



Our net income (loss), as determined in accordance with statutory accounting practices, was ($23,191,000) in 2001, ($370,000) in 2000 and $404,000 in 1999.
The net loss is 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($22,537,000) in 2001, ($291,000) in 2000 and $404,000 in 1999.
Our total statutory capital and surplus was $43,692,000 at December 31, 2001 and $30,960,000 at December 31, 2000. Statutory capital and surplus decreased $10,000 during 2001 due to the adoption of accounting changes resulting from the codification of statutory accounting principles.



Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2002, we are restricted from paying any dividends to our parent without prior approval of insurance regulatory authorities.



10. SEGMENT INFORMATION


Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance and annuities. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity, (2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.



The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With these traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.



The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.



The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10. SEGMENT INFORMATION (CONTINUED)


holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.



The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.



Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.



                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                 2001        2000       1999
                                                              --------------------------------
                                                                   (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                         $   10,266   $  1,367   $  1,297
  Traditional and universal life                                  20,680         --         --
  Variable                                                         1,727        948        466
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                  33,680      4,094      3,720
Realized gains (losses) on investments (A)                          (610)      (139)        44
                                                              --------------------------------
  TOTAL REVENUES                                              $   33,070   $  3,955   $  3,764
                                                              ================================
Net investment income:
  Traditional annuity                                         $    8,995   $  1,342   $  1,295
  Traditional and universal life                                  10,362         --         --
  Variable                                                           273        148         26
  Corporate and other                                                936      1,779      1,932
                                                              --------------------------------
    Total                                                     $   20,566   $  3,269   $  3,253
                                                              ================================
Amortization:
  Traditional annuity                                         $       70   $      5   $     19
  Traditional and universal life                                      (2)        --         --
  Variable                                                            79         77         77
  Corporate and other                                                  7          8         28
                                                              --------------------------------
    Total                                                     $      154   $     90   $    124
                                                              ================================
Pre-tax operating income from continuing operations:
  Traditional annuity                                         $    1,073   $    313   $    245
  Traditional and universal life                                   4,593         --         --
  Variable                                                        (1,213)    (1,609)    (1,332)
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                   5,460        483        870
Income taxes (credits) on operating income                        (2,064)        26       (209)
Realized gains (losses) on investments, net (A)                     (139)       (91)        28
                                                              --------------------------------
  Income from continuing operations                           $    3,257   $    418   $    689
                                                              ================================
Assets:
  Traditional annuity                                         $  700,048   $ 19,639   $ 25,855
  Traditional and universal life                                 270,924      5,687     25,995
  Variable                                                        56,891     42,934     22,537
  Corporate and other                                             13,890     28,144     29,276
                                                              --------------------------------
                                                               1,041,753     96,404    103,663
Unrealized gains (losses) on investments, net (A)                  4,208       (274)    (2,342)
Other classification adjustments                                      --         --        819
                                                              --------------------------------
    Total assets                                              $1,045,961   $ 96,130   $102,140
                                                              ================================



(A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10. SEGMENT INFORMATION (CONTINUED)


We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.



Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting totaled $310,142,000 in 2001. Total premiums collected include $280,016,000 assumed from American Equity and $13,301,000 assumed from NTL through coinsurance agreements.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES

    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.80% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2001 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.15% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the monthly administrative charge, the first year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.80% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of 1.85%, 2.15%, 6.15% and 10.15%, respectively, on a guaranteed basis, and (1.70)%, 2.30%, 6.30% and 10.30%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *


    Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $106                  $0               $100,106
      2..............     1,190            367                   0                100,367
      3..............     1,831            611                   0                100,611
      4..............     2,503            838                   0                100,838
      5..............     3,209              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,304              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............         *              *                   *                      *
    40...............         *              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............         *              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  240               $    0             $100,240
      2..............       590                  102              100,590
      3..............       926                  536              100,926
      4..............     1,250                  957              101,250
      5..............     1,560                1,365              101,560
      6..............     1,855                1,771              101,855
      7..............     2,134                2,134              102,134
      8..............     2,398                2,398              102,398
      9..............     2,648                2,648              102,648
    10...............     2,883                2,883              102,883
    15...............     3,783                3,783              103,783
    20...............     4,110                4,110              104,110
    25...............     3,755                3,755              103,755
    30...............     2,505                2,505              102,505
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,505                2,505              102,505
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.85)% ON A GUARANTEED BASIS AND (1.70)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $118                  $0               $100,118
      2..............     1,190            399                   0                100,399
      3..............     1,831            673                   0                100,673
      4..............     2,503            941                   0                100,941
      5..............     3,209              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,304              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............    70,143              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  255               $    0             $100,255
      2..............       632                  144              100,632
      3..............     1,010                  620              101,010
      4..............     1,389                1,096              101,389
      5..............     1,769                1,574              101,769
      6..............     2,148                2,064              102,148
      7..............     2,525                2,525              102,525
      8..............     2,899                2,899              102,899
      9..............     3,272                3,272              103,272
    10...............     3,643                3,643              103,643
    15...............     5,398                5,398              105,398
    20...............     6,814                6,814              106,814
    25...............     7,677                7,677              107,677
    30...............     7,631                7,631              107,631
    35...............     5,871                5,871              105,871
    40...............     1,269                1,269              101,269
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     7,631                7,631              107,631
 Age 70..............     5,871                5,871              105,871
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.15% ON A GUARANTEED BASIS AND 2.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581          $  130               $    0             $100,130
      2..............     1,190             432                    0              100,432
      3..............     1,831             739                    0              100,739
      4..............     2,503           1,052                   76              101,052
      5..............     3,209           1,370                  394              101,370
      6..............     3,950           1,690                  854              101,690
      7..............     4,728           2,011                1,358              102,011
      8..............     5,545           2,333                1,855              102,333
      9..............     6,403           2,657                2,346              102,657
    10...............     7,304           2,982                2,830              102,982
    15...............    12,530           4,566                4,566              104,566
    20...............    19,200           5,815                5,815              105,815
    25...............    27,713           6,225                6,225              106,225
    30...............    38,578           4,833                4,833              104,833
    35...............    52,445               *                    *                    *
    40...............    70,143               *                    *                    *
    45...............    92,730               *                    *                    *
    50...............   121,558               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    38,578           4,833                4,833              104,833
 Age 70..............    52,445               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   270             $     0             $100,270
      2..............        675                 187              100,675
      3..............      1,098                 708              101,098
      4..............      1,541               1,248              101,541
      5..............      2,003               1,808              102,003
      6..............      2,483               2,399              102,483
      7..............      2,983               2,983              102,983
      8..............      3,504               3,504              103,504
      9..............      4,047               4,047              104,047
    10...............      4,613               4,613              104,613
    15...............      7,778               7,778              107,778
    20...............     11,469              11,469              111,469
    25...............     15,681              15,681              115,681
    30...............     20,287              20,287              120,287
    35...............     24,656              24,656              124,656
    40...............     27,712              27,712              127,712
    45...............     26,366              26,366              126,366
    50...............     16,153              16,153              116,153
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     20,287              20,287              120,287
 Age 70..............     24,656              24,656              124,656
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.15% ON A GUARANTEED BASIS AND 6.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    581          $   142             $     0             $100,142
      2..............     1,190              465                   0              100,465
      3..............     1,831              809                   0              100,809
      4..............     2,503            1,173                 197              101,173
      5..............     3,209            1,560                 584              101,560
      6..............     3,950            1,969               1,133              101,969
      7..............     4,728            2,399               1,746              102,399
      8..............     5,545            2,855               2,377              102,855
      9..............     6,403            3,338               3,027              103,338
    10...............     7,304            3,851               3,699              103,851
    15...............    12,530            6,918               6,918              106,918
    20...............    19,200           10,920              10,920              110,920
    25...............    27,713           16,004              16,004              116,004
    30...............    38,578           22,125              22,125              122,125
    35...............    52,445           27,906              27,906              127,906
    40...............    70,143           30,425              30,425              130,425
    45...............    92,730           20,509              20,509              120,509
    50...............   121,558                *                   *                    *
    55...............   158,351                *                   *                    *
    60...............   205,309                *                   *                    *
    65...............   265,240                *                   *                    *
    70...............   341,730                *                   *                    *
    75...............   439,352                *                   *                    *
    80...............   563,945                *                   *                    *
 Age 65..............    38,578           22,125              22,125              122,125
 Age 70..............    52,445           27,906              27,906              127,906
Age 115..............   563,945                *                   *                    *

                          ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............  $      285          $        0          $  100,285
      2..............         720                 232             100,720
      3..............       1,192                 802             101,192
      4..............       1,705               1,412             101,705
      5..............       2,262               2,067             102,262
      6..............       2,866               2,782             102,866
      7..............       3,521               3,521             103,521
      8..............       4,233               4,233             104,233
      9..............       5,007               5,007             105,007
    10...............       5,850               5,850             105,850
    15...............      11,293              11,293             111,293
    20...............      19,513              19,513             119,513
    25...............      32,054              32,054             132,054
    30...............      51,312              51,312             151,312
    35...............      80,682              80,682             180,682
    40...............     125,488             125,488             225,488
    45...............     192,605             192,605             292,605
    50...............     292,982             292,982             392,982
    55...............     442,895             442,895             542,895
    60...............     667,464             667,464             767,464
    65...............     955,832             955,832           1,055,832
    70...............   1,344,108           1,344,108           1,444,108
    75...............   1,951,011           1,951,011           2,051,011
    80...............   2,924,311           2,924,311           3,024,311
 Age 65..............      51,312              51,312             151,312
 Age 70..............      80,682              80,682             180,682
Age 115..............   2,924,311           2,924,311           3,024,311


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.15% ON A GUARANTEED BASIS AND 10.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $107                  $0               $100,000
      2..............     1,190            368                   0                100,000
      3..............     1,831            614                   0                100,000
      4..............     2,503            842                   0                100,000
      5..............     3,208              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,303              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............         *              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  241               $    0             $100,000
      2..............       591                  103              100,000
      3..............       928                  538              100,000
      4..............     1,253                  960              100,000
      5..............     1,565                1,370              100,000
      6..............     1,862                1,778              100,000
      7..............     2,145                2,145              100,000
      8..............     2,413                2,413              100,000
      9..............     2,666                2,666              100,000
    10...............     2,906                2,906              100,000
    15...............     3,843                3,843              100,000
    20...............     4,231                4,231              100,000
    25...............     3,963                3,963              100,000
    30...............     2,811                2,811              100,000
    35...............       173                  173              100,000
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,811                2,811              100,000
 Age 70..............       173                  173              100,000
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.85)% ON A GUARANTEED BASIS AND (1.70)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $119                  $0               $100,000
      2..............     1,190            400                   0                100,000
      3..............     1,831            676                   0                100,000
      4..............     2,503            945                   0                100,000
      5..............     3,208              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,303              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............    70,143              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  256               $    0             $100,000
      2..............       633                  145              100,000
      3..............     1,012                  622              100,000
      4..............     1,393                1,100              100,000
      5..............     1,775                1,580              100,000
      6..............     2,157                2,074              100,000
      7..............     2,537                2,537              100,000
      8..............     2,917                2,917              100,000
      9..............     3,296                3,296              100,000
    10...............     3,673                3,673              100,000
    15...............     5,487                5,487              100,000
    20...............     7,024                7,024              100,000
    25...............     8,102                8,102              100,000
    30...............     8,403                8,403              100,000
    35...............     7,156                7,156              100,000
    40...............     3,151                3,151              100,000
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     8,403                8,403              100,000
 Age 70..............     7,156                7,156              100,000
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.15% ON A GUARANTEED BASIS AND 2.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    581          $  131               $    0             $100,000
      2..............     1,190             433                    0              100,000
      3..............     1,831             742                    0              100,000
      4..............     2,503           1,058                   82              100,000
      5..............     3,208           1,379                  403              100,000
      6..............     3,950           1,703                  867              100,000
      7..............     4,728           2,031                1,378              100,000
      8..............     5,545           2,360                1,882              100,000
      9..............     6,403           2,693                2,382              100,000
    10...............     7,303           3,030                2,878              100,000
    15...............    12,530           4,716                4,716              100,000
    20...............    19,200           6,187                6,187              100,000
    25...............    27,713           7,019                7,019              100,000
    30...............    38,578           6,346                6,346              100,000
    35...............    52,445           1,696                1,696              100,000
    40...............    70,143               *                    *                    *
    45...............    92,730               *                    *                    *
    50...............   121,558               *                    *                    *
    55...............   158,351               *                    *                    *
    60...............   205,309               *                    *                    *
    65...............   265,240               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    38,578           6,346                6,346              100,000
 Age 70..............    52,445           1,696                1,696              100,000
Age 115..............         *               *                    *                    *

                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   270             $     0            $100,000
      2..............        676                 188             100,000
      3..............      1,101                 711             100,000
      4..............      1,545               1,252             100,000
      5..............      2,010               1,815             100,000
      6..............      2,494               2,410             100,000
      7..............      2,999               2,999             100,000
      8..............      3,526               3,526             100,000
      9..............      4,077               4,077             100,000
    10...............      4,653               4,653             100,000
    15...............      7,913               7,913             100,000
    20...............     11,838              11,838             100,000
    25...............     16,561              16,561             100,000
    30...............     22,218              22,218             100,000
    35...............     28,725              28,725             100,000
    40...............     36,021              36,021             100,000
    45...............     43,254              43,254             100,000
    50...............     49,600              49,600             100,000
    55...............     53,300              53,300             100,000
    60...............     50,038              50,038             100,000
    65...............          *                   *                   *
    70...............          *                   *                   *
    75...............          *                   *                   *
    80...............          *                   *                   *
 Age 65..............     22,218              22,218             100,000
 Age 70..............     28,725              28,725             100,000
Age 115..............          *                   *                   *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.15% ON A GUARANTEED BASIS AND 6.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                                 PREMIUMS     ---------------------------------------------
            END OF              ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR
            POLICY                 AT 5%       ACCUMULATED      SURRENDER         DEATH
             YEAR                PER YEAR         VALUE           VALUE          BENEFIT
------------------------------- -----------   -------------   -------------   -------------
      1........................  $    581       $      143      $        0      $  100,000
      2........................     1,190              467               0         100,000
      3........................     1,831              812               0         100,000
      4........................     2,503            1,180             204         100,000
      5........................     3,208            1,570             595         100,000
      6........................     3,950            1,984           1,148         100,000
      7........................     4,728            2,423           1,770         100,000
      8........................     5,545            2,889           2,411         100,000
      9........................     6,403            3,385           3,074         100,000
    10.........................     7,303            3,914           3,762         100,000
    15.........................    12,530            7,149           7,149         100,000
    20.........................    19,200           11,599          11,599         100,000
    25.........................    27,713           17,786          17,786         100,000
    30.........................    38,578           26,513          26,513         100,000
    35.........................    52,445           38,552          38,552         100,000
    40.........................    70,143           56,055          56,055         100,000
    45.........................    92,730           83,995          83,995         100,000
    50.........................   121,558          135,283         135,283         142,047
    55.........................   158,351          214,037         214,037         224,739
    60.........................   205,309          338,145         338,145         341,527
    65.........................   265,240          533,809         533,809         539,147
    70.........................   341,730          822,583         822,583         830,809
    75.........................   439,352        1,266,047       1,266,047       1,278,708
    80.........................   563,945        1,947,066       1,947,066       1,966,536
 Age 65........................    38,578           26,513          26,513         100,000
 Age 70........................    52,445           38,552          38,552         100,000
Age 115........................   563,945        1,947,066       1,947,066       1,966,536

                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                                 ---------------------------------------------
            END OF                END OF YEAR     END OF YEAR     END OF YEAR
            POLICY                ACCUMULATED      SURRENDER         DEATH
             YEAR                    VALUE           VALUE          BENEFIT
-------------------------------  -------------   -------------   -------------
      1........................   $      285      $        0      $  100,000
      2........................          721             233         100,000
      3........................        1,194             804         100,000
      4........................        1,710           1,417         100,000
      5........................        2,270           2,075         100,000
      6........................        2,879           2,795         100,000
      7........................        3,540           3,540         100,000
      8........................        4,260           4,260         100,000
      9........................        5,045           5,045         100,000
    10.........................        5,902           5,902         100,000
    15.........................       11,496          11,496         100,000
    20.........................       20,162          20,162         100,000
    25.........................       33,883          33,883         100,000
    30.........................       56,115          56,115         100,000
    35.........................       92,989          92,989         107,867
    40.........................      153,716         153,716         164,476
    45.........................      252,528         252,528         265,154
    50.........................      411,386         411,386         431,956
    55.........................      664,624         664,624         697,856
    60.........................    1,074,193       1,074,193       1,084,935
    65.........................    1,737,517       1,737,517       1,754,893
    70.........................    2,791,801       2,791,801       2,819,719
    75.........................    4,474,755       4,474,755       4,519,502
    80.........................    7,160,869       7,160,869       7,232,477
 Age 65........................       56,115          56,115         100,000
 Age 70........................       92,989          92,989         107,867
Age 115........................    7,160,869       7,160,869       7,232,477


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.15% ON A GUARANTEED BASIS AND 10.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  227               $    0             $100,227
      2..............     1,526             607                    0              100,607
      3..............     2,347             968                    0              100,968
      4..............     3,209           1,310                   22              101,310
      5..............     4,114           1,632                  501              101,632
      6..............     5,064           1,931                1,011              101,931
      7..............     6,061           2,207                1,489              102,207
      8..............     7,109           2,458                1,932              102,458
      9..............     8,209           2,685                2,343              102,685
    10...............     9,364           2,884                2,717              102,884
    15...............    16,064           3,409                3,409              103,409
    20...............    24,616           2,856                2,856              102,856
    25...............    35,530             522                  522              100,522
    30...............    49,460               *                    *                    *
    35...............         *               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............         *               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  370               $    0             $100,370
      2..............       848                  204              100,848
      3..............     1,311                  796              101,311
      4..............     1,758                1,372              101,758
      5..............     2,190                1,964              102,190
      6..............     2,605                2,513              102,605
      7..............     3,002                3,002              103,002
      8..............     3,381                3,381              103,381
      9..............     3,742                3,742              103,742
    10...............     4,084                4,084              104,084
    15...............     5,427                5,427              105,427
    20...............     5,970                5,970              105,970
    25...............     5,322                5,322              105,322
    30...............     2,951                2,951              102,951
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,951                2,951              102,951
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.85)% ON A GUARANTEED BASIS AND (1.70)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  244               $    0             $100,244
      2..............     1,526             654                    0              100,654
      3..............     2,347           1,061                    0              101,061
      4..............     3,209           1,464                  176              101,464
      5..............     4,114           1,861                  730              101,861
      6..............     5,064           2,250                1,330              102,250
      7..............     6,061           2,629                1,911              102,629
      8..............     7,109           2,996                2,470              102,996
      9..............     8,209           3,351                3,009              103,351
    10...............     9,364           3,690                3,523              103,690
    15...............    16,064           5,046                5,046              105,046
    20...............    24,616           5,425                5,425              105,425
    25...............    35,530           3,836                3,836              103,836
    30...............    49,460               *                    *                    *
    35...............    67,239               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............    67,239               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   391             $     0             $100,391
      2..............        906                 262              100,906
      3..............      1,427                 912              101,427
      4..............      1,952               1,566              101,952
      5..............      2,481               2,255              102,481
      6..............      3,012               2,920              103,012
      7..............      3,545               3,545              103,545
      8..............      4,078               4,078              104,078
      9..............      4,612               4,612              104,612
    10...............      5,144               5,144              105,144
    15...............      7,696               7,696              107,696
    20...............      9,795               9,795              109,795
    25...............     10,890              10,890              110,890
    30...............     10,162              10,162              110,162
    35...............      6,453               6,453              106,453
    40...............          *                   *                    *
    45...............          *                   *                    *
    50...............          *                   *                    *
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     10,162              10,162              110,162
 Age 70..............      6,453               6,453              106,453
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.15% ON A GUARANTEED BASIS AND 2.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709

                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   261             $     0             $100,261
      2..............     1,526              703                   0              100,703
      3..............     2,347            1,160                   0              101,160
      4..............     3,209            1,631                 343              101,631
      5..............     4,114            2,117                 986              102,117
      6..............     5,064            2,615               1,695              102,615
      7..............     6,061            3,126               2,408              103,126
      8..............     7,109            3,648               3,122              103,648
      9..............     8,209            4,180               3,838              104,180
    10...............     9,364            4,722               4,555              104,722
    15...............    16,064            7,490               7,490              107,490
    20...............    24,616            9,980               9,980              109,980
    25...............    35,530           11,131              11,131              111,131
    30...............    49,460            8,985               8,985              108,985
    35...............    67,239                *                   *                    *
    40...............    89,929                *                   *                    *
    45...............   118,889                *                   *                    *
    50...............   155,849                *                   *                    *
    55...............         *                *                   *                    *
    60...............         *                *                   *                    *
    65...............         *                *                   *                    *
    70...............         *                *                   *                    *
    75...............         *                *                   *                    *
    80...............         *                *                   *                    *
 Age 65..............    49,460            8,985               8,985              108,985
 Age 70..............    67,239                *                   *                    *
Age 115..............         *                *                   *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   411             $     0             $100,411
      2..............        967                 323              100,967
      3..............      1,550               1,035              101,550
      4..............      2,162               1,776              102,162
      5..............      2,805               2,579              102,805
      6..............      3,478               3,386              103,478
      7..............      4,182               4,182              104,182
      8..............      4,919               4,919              104,919
      9..............      5,691               5,691              105,691
    10...............      6,496               6,496              106,496
    15...............     11,033              11,033              111,033
    20...............     16,357              16,357              116,357
    25...............     22,202              22,202              122,202
    30...............     27,988              27,988              127,988
    35...............     32,657              32,657              132,657
    40...............     34,155              34,155              134,155
    45...............     28,886              28,886              128,886
    50...............     12,278              12,278              112,278
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     27,988              27,988              127,988
 Age 70..............     32,657              32,657              132,657
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.15% ON A GUARANTEED BASIS AND 6.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   279             $     0             $100,279
      2..............     1,526              754                   0              100,754
      3..............     2,347            1,264                   0              101,264
      4..............     3,209            1,812                 524              101,812
      5..............     4,114            2,402               1,271              102,402
      6..............     5,064            3,033               2,113              103,033
      7..............     6,061            3,710               2,992              103,710
      8..............     7,109            4,435               3,909              104,435
      9..............     8,209            5,212               4,870              105,212
    10...............     9,364            6,044               5,877              106,044
    15...............    16,064           11,132              11,132              111,132
    20...............    24,616           18,026              18,026              118,026
    25...............    35,530           26,786              26,786              126,786
    30...............    49,460           36,938              36,938              136,938
    35...............    67,239           46,472              46,472              146,472
    40...............    89,929           50,451              50,451              150,451
    45...............   118,889           37,822              37,822              137,822
    50...............   155,849                *                   *                    *
    55...............   203,020                *                   *                    *
    60...............   263,225                *                   *                    *
    65...............   340,062                *                   *                    *
    70...............   438,129                *                   *                    *
    75...............   563,290                *                   *                    *
    80...............   723,030                *                   *                    *
 Age 65..............    49,460           36,938              36,938              136,938
 Age 70..............    67,239           46,472              46,472              146,472
Age 115..............   723,030                *                   *                    *

                          ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............  $      431          $        0          $  100,431
      2..............       1,028                 384             101,028
      3..............       1,680               1,165             101,680
      4..............       2,390               2,004             102,390
      5..............       3,165               2,939             103,165
      6..............       4,009               3,917             104,009
      7..............       4,929               4,929             104,929
      8..............       5,932               5,932             105,932
      9..............       7,026               7,026             107,026
    10...............       8,219               8,219             108,219
    15...............      15,951              15,951             115,951
    20...............      27,659              27,659             127,659
    25...............      45,260              45,260             145,260
    30...............      71,634              71,634             171,634
    35...............     111,194             111,194             211,194
    40...............     170,472             170,472             270,472
    45...............     259,205             259,205             359,205
    50...............     393,677             393,677             493,677
    55...............     599,465             599,465             699,465
    60...............     918,373             918,373           1,018,373
    65...............   1,365,063           1,365,063           1,465,063
    70...............   2,012,822           2,012,822           2,112,822
    75...............   3,043,307           3,043,307           3,143,307
    80...............   4,708,113           4,708,113           4,808,113
 Age 65..............      71,634              71,634             171,634
 Age 70..............     111,194             111,194             211,194
Age 115..............   4,708,113           4,708,113           4,808,113


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.15% ON A GUARANTEED BASIS AND 10.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  228               $    0             $100,000
      2..............     1,526             609                    0              100,000
      3..............     2,347             973                    0              100,000
      4..............     3,209           1,318                   30              100,000
      5..............     4,114           1,643                  512              100,000
      6..............     5,064           1,947                1,027              100,000
      7..............     6,061           2,228                1,510              100,000
      8..............     7,109           2,487                1,961              100,000
      9..............     8,209           2,722                2,380              100,000
    10...............     9,364           2,931                2,764              100,000
    15...............    16,064           3,522                3,522              100,000
    20...............    24,616           3,070                3,070              100,000
    25...............    35,530             834                  834              100,000
    30...............    49,460               *                    *                    *
    35...............         *               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............         *               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  371               $    0             $100,000
      2..............       850                  206              100,000
      3..............     1,314                  799              100,000
      4..............     1,764                1,378              100,000
      5..............     2,198                1,972              100,000
      6..............     2,616                2,524              100,000
      7..............     3,018                3,018              100,000
      8..............     3,403                3,403              100,000
      9..............     3,770                3,770              100,000
    10...............     4,120                4,120              100,000
    15...............     5,522                5,522              100,000
    20...............     6,173                6,173              100,000
    25...............     5,702                5,702              100,000
    30...............     3,542                3,542              100,000
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     3,542                3,542              100,000
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.85)% ON A GUARANTEED BASIS AND (1.70)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  245               $    0             $100,000
      2..............     1,526             657                    0              100,000
      3..............     2,347           1,066                    0              100,000
      4..............     3,209           1,472                  184              100,000
      5..............     4,114           1,874                  743              100,000
      6..............     5,064           2,269                1,349              100,000
      7..............     6,061           2,655                1,937              100,000
      8..............     7,109           3,032                2,506              100,000
      9..............     8,209           3,398                3,056              100,000
    10...............     9,364           3,751                3,584              100,000
    15...............    16,064           5,219                5,219              100,000
    20...............    24,616           5,813                5,813              100,000
    25...............    35,530           4,571                4,571              100,000
    30...............    49,460               *                    *                    *
    35...............    67,239               *                    *                    *
    40...............    89,929               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............    67,239               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   391             $     0             $100,000
      2..............        908                 264              100,000
      3..............      1,431                 916              100,000
      4..............      1,958               1,572              100,000
      5..............      2,490               2,264              100,000
      6..............      3,026               2,934              100,000
      7..............      3,565               3,565              100,000
      8..............      4,105               4,105              100,000
      9..............      4,648               4,648              100,000
    10...............      5,191               5,191              100,000
    15...............      7,837               7,837              100,000
    20...............     10,147              10,147              100,000
    25...............     11,661              11,661              100,000
    30...............     11,668              11,668              100,000
    35...............      9,034               9,034              100,000
    40...............      1,542               1,542              100,000
    45...............          *                   *                    *
    50...............          *                   *                    *
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     11,668              11,668              100,000
 Age 70..............      9,034               9,034              100,000
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.15% ON A GUARANTEED BASIS AND 2.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   262             $     0             $100,000
      2..............     1,526              706                   0              100,000
      3..............     2,347            1,165                   0              100,000
      4..............     3,209            1,640                 352              100,000
      5..............     4,114            2,132               1,001              100,000
      6..............     5,064            2,638               1,718              100,000
      7..............     6,061            3,158               2,440              100,000
      8..............     7,109            3,693               3,167              100,000
      9..............     8,209            4,242               3,900              100,000
    10...............     9,364            4,803               4,636              100,000
    15...............    16,064            7,754               7,754              100,000
    20...............    24,616           10,682              10,682              100,000
    25...............    35,530           12,786              12,786              100,000
    30...............    49,460           12,482              12,482              100,000
    35...............    67,239            6,134               6,134              100,000
    40...............    89,929                *                   *                    *
    45...............   118,889                *                   *                    *
    50...............   155,849                *                   *                    *
    55...............   203,020                *                   *                    *
    60...............   263,225                *                   *                    *
    65...............   340,062                *                   *                    *
    70...............   438,129                *                   *                    *
    75...............   563,290                *                   *                    *
    80...............   723,030                *                   *                    *
 Age 65..............    49,460           12,482              12,482              100,000
 Age 70..............    67,239            6,134               6,134              100,000
Age 115..............   723,030                *                   *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............   $    412             $      0            $100,000
      2..............        968                  324             100,000
      3..............      1,554                1,039             100,000
      4..............      2,169                1,783             100,000
      5..............      2,816                2,590             100,000
      6..............      3,494                3,402             100,000
      7..............      4,206                4,206             100,000
      8..............      4,953                4,953             100,000
      9..............      5,736                5,736             100,000
    10...............      6,558                6,558             100,000
    15...............     11,246               11,246             100,000
    20...............     16,970               16,970             100,000
    25...............     23,786               23,786             100,000
    30...............     31,760               31,760             100,000
    35...............     41,068               41,068             100,000
    40...............     52,046               52,046             100,000
    45...............     65,619               65,619             100,000
    50...............     85,102               85,102             100,000
    55...............    116,173              116,173             121,982
    60...............    159,029              159,029             160,619
    65...............    217,047              217,047             219,217
    70...............    293,190              293,190             296,122
    75...............    393,980              393,980             397,920
    80...............    527,489              527,489             532,764
 Age 65..............     31,760               31,760             100,000
 Age 70..............     41,068               41,068             100,000
Age 115..............    527,489              527,489             532,764


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.15% ON A GUARANTEED BASIS AND 6.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                             PREMIUMS     ---------------------------------------------
          END OF            ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR
          POLICY               AT 5%       ACCUMULATED      SURRENDER         DEATH
           YEAR              PER YEAR         VALUE           VALUE          BENEFIT
--------------------------- -----------   -------------   -------------   -------------
      1....................  $    744       $      280      $        0      $  100,000
      2....................     1,526              756               0         100,000
      3....................     2,347            1,270               0         100,000
      4....................     3,209            1,823             535         100,000
      5....................     4,114            2,419           1,288         100,000
      6....................     5,064            3,060           2,140         100,000
      7....................     6,061            3,749           3,031         100,000
      8....................     7,109            4,492           3,966         100,000
      9....................     8,209            5,290           4,948         100,000
    10.....................     9,364            6,150           5,983         100,000
    15.....................    16,064           11,536          11,536         100,000
    20.....................    24,616           19,291          19,291         100,000
    25.....................    35,530           30,413          30,413         100,000
    30.....................    49,460           46,816          46,816         100,000
    35.....................    67,239           72,708          72,708         100,000
    40.....................    89,929          117,971         117,971         126,229
    45.....................   118,889          191,568         191,568         201,147
    50.....................   155,849          305,293         305,293         320,558
    55.....................   203,020          476,360         476,360         500,179
    60.....................   263,225          747,200         747,200         754,672
    65.....................   340,062        1,176,771       1,176,771       1,188,539
    70.....................   438,129        1,810,991       1,810,991       1,829,020
    75.....................   563,290        2,784,746       2,784,746       2,812,594
    80.....................   723,030        4,280,245       4,280,245       4,323,047
 Age 65....................    49,460           46,816          46,816         100,000
 Age 70....................    67,239           72,708          72,708         100,000
Age 115....................   723,030        4,280,245       4,280,245       4,323,047

                             ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                             GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                             ---------------------------------------------
          END OF              END OF YEAR     END OF YEAR
          POLICY              ACCUMULATED      SURRENDER      END OF YEAR
           YEAR                  VALUE           VALUE       DEATH BENEFIT
---------------------------  -------------   -------------   -------------
      1....................   $       432     $         0     $   100,000
      2....................         1,030             386         100,000
      3....................         1,684           1,169         100,000
      4....................         2,397           2,011         100,000
      5....................         3,177           2,951         100,000
      6....................         4,029           3,937         100,000
      7....................         4,958           4,958         100,000
      8....................         5,974           5,974         100,000
      9....................         7,085           7,085         100,000
    10.....................         8,299           8,299         100,000
    15.....................        16,272          16,272         100,000
    20.....................        28,733          28,733         100,000
    25.....................        48,529          48,529         100,000
    30.....................        80,994          80,994         100,000
    35.....................       134,460         134,460         155,973
    40.....................       220,804         220,804         236,261
    45.....................       361,278         361,278         379,342
    50.....................       586,156         586,156         615,464
    55.....................       943,467         943,467         990,641
    60.....................     1,522,408       1,522,408       1,537,632
    65.....................     2,461,966       2,461,966       2,486,585
    70.....................     3,955,408       3,955,408       3,994,962
    75.....................     6,339,295       6,339,295       6,402,688
    80.....................    10,144,000      10,144,000      10,245,440
 Age 65....................        80,994          80,994         100,000
 Age 70....................       134,460         134,460         155,973
Age 115....................    10,144,000      10,144,000      10,245,440


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.
THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.
THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.15% ON A GUARANTEED BASIS AND 10.30% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.
                    Male, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.30          2.75          2.20          1.65          1.10          0.55          0.00
                         20              4.48          3.73          2.98          2.24          1.49          0.65          0.00
                         30              6.29          5.24          4.19          3.14          1.97          0.80          0.00
                         40              9.65          8.04          6.43          4.74          2.64          1.08          0.00
                         50             15.44         12.87         10.30          6.86          3.81          1.55          0.00
                         60             33.71         24.44         16.79         10.64          5.87          2.36          0.00
                         70             34.49         24.52         16.50         10.23          5.51          2.16          0.00
                         80             34.49         23.18         14.70          8.56          4.32          1.58          0.00

                                    Male, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              7.20          6.00          4.80          3.27          1.82          0.74          0.00
                         30             10.49          8.74          6.54          4.19          2.33          0.95          0.00
                         40             16.64         13.17          9.12          5.83          3.24          1.32          0.00
                         50             26.80         19.59         13.50          8.59          4.75          1.92          0.00
                         60             34.49         24.80         16.90         10.62          5.80          2.31          0.00
                         70             34.49         24.14         15.99          9.75          5.17          1.99          0.00
                         80             34.49         22.65         14.05          8.00          3.96          1.42          0.00

                                    Female, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.18          2.65          2.12          1.59          1.06          0.52          0.00
                         20              3.40          2.83          2.26          1.70          1.13          0.57          0.00
                         30              4.82          4.02          3.22          2.41          1.61          0.74          0.00
                         40              7.19          5.99          4.79          3.59          2.37          0.96          0.00
                         50             10.78          8.98          7.18          5.39          3.29          1.33          0.00
                         60             26.16         20.13         13.89          8.84          4.90          1.98          0.00
                         70             34.49         24.81         16.90         10.61          5.80          2.31          0.00
                         80             34.49         23.76         15.45          9.23          4.78          1.80          0.00

                                    Female, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              4.66          3.88          3.10          2.33          1.55          0.65          0.00
                         30              6.84          5.70          4.56          3.42          1.99          0.81          0.00
                         40             10.40          8.67          6.94          4.77          2.66          1.08          0.00
                         50             15.49         12.91         10.33          6.66          3.70          1.50          0.00
                         60             31.09         22.52         15.49          9.83          5.43          2.19          0.00
                         70             34.49         24.68         16.72         10.45          5.67          2.24          0.00
                         80             34.49         23.55         15.19          9.00          4.62          1.72          0.00

                                    Unisex, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.30          2.75          2.20          1.65          1.10          0.54          0.00
                         20              4.26          3.55          2.84          2.13          1.42          0.64          0.00
                         30              5.99          4.99          3.99          2.99          1.94          0.79          0.00
                         40              9.14          7.62          6.10          4.57          2.59          1.05          0.00
                         50             14.50         12.08          9.66          6.66          9.70          1.50          0.00
                         60             32.38         23.49         16.15         10.25          5.66          2.28          0.00
                         70             34.49         24.59         16.59         10.32          5.58          2.20          0.00
                         80             34.49         23.34         14.90          8.75          4.45          1.64          0.00

                                    Unisex, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              6.68          5.57          4.46          3.18          1.78          0.72          0.00
                         30              9.76          8.13          6.34          4.06          2.26          0.92          0.00
                         40             15.36         12.66          8.77          5.60          3.12          1.27          0.00
                         50             24.41         18.59         12.82          8.16          4.52          1.83          0.00
                         60             34.49         24.65         16.97         10.69          5.86          2.34          0.00
                         70             34.49         24.28         16.18          9.94          5.30          2.06          0.00
                         80             34.49         22.98         14.46          8.36          4.20          1.53          0.00

--------------------------------------------------------------------------------
                       EQUITRUST LIFE VARIABLE ACCOUNT II

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2002

EquiTrust Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. EquiTrust ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    - death proceeds upon the Insured's death, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century
  VP Ultra Fund
  VP Vista Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio
EquiTrust Variable Insurance Series Fund

  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio

Fidelity Variable Insurance Products
 Funds

  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class

Franklin Templeton Variable Insurance
 Products Trust

  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund (formerly Franklin Value
   Securities Fund)--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2

J.P. Morgan Series Trust II

  JPMorgan Mid-Cap Value Portfolio
  JPMorgan Small Company Portfolio

Summit Pinnacle Series
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. EquiTrust does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                              --------
DEFINITIONS.................................................         3
SUMMARY OF THE POLICY.......................................         5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...        10
      EquiTrust Life Insurance Company......................        10
      IMSA..................................................        11
      The Variable Account..................................        11
      Investment Options....................................        11
      Addition, Deletion or Substitution of Investments.....        17
THE POLICY..................................................        18
      Purchasing the Policy.................................        18
      Premiums..............................................        19
      Examination of Policy (Cancellation Privilege)........        21
      Policy Lapse and Reinstatement........................        21
      Special Transfer Privilege............................        22
POLICY BENEFITS.............................................        22
      Accumulated Value Benefits............................        23
      Transfers.............................................        25
      Loan Benefits.........................................        26
      Death Proceeds........................................        28
      Accelerated Payments of Death Proceeds................        31
      Benefits at Maturity..................................        32
      Payment Options.......................................        32
CHARGES AND DEDUCTIONS......................................        34
      Premium Expense Charge................................        34
      Monthly Deduction.....................................        34
      Transfer Charge.......................................        36
      Partial Withdrawal Fee................................        36
      Surrender Charge......................................        36
      Variable Account Charges..............................        37
THE DECLARED INTEREST OPTION................................        37
      General Description...................................        38
      Declared Interest Option Accumulated Value............        38
      Transfers, Partial Withdrawals, Surrenders and Policy
       Loans................................................        38
GENERAL PROVISIONS..........................................        39
      The Contract..........................................        39
      Incontestability......................................        39
      Change of Provisions..................................        39
      Misstatement of Age or Sex............................        39
      Suicide Exclusion.....................................        39
      Annual Report.........................................        40
      Non-Participation.....................................        40
      Ownership of Assets...................................        40
      Written Notice........................................        40
      Postponement of Payments..............................        40
      Continuance of Insurance..............................        41
      Ownership.............................................        41
      The Beneficiary.......................................        41
      Changing the Policyowner or Beneficiary...............        41
      Additional Insurance Benefits.........................        42

                                                                PAGE
                                                              --------
DISTRIBUTION OF THE POLICIES................................        43
FEDERAL TAX MATTERS.........................................        43
      Introduction..........................................        43
      Tax Status of the Policy..............................        43
      Tax Treatment of Policy Benefits......................        44
      Possible Tax Law Change...............................        46
      Taxation of the Company...............................        46
      Employment-Related Benefit Plans......................        46
ADDITIONAL INFORMATION......................................        46
FINANCIAL STATEMENTS........................................        51
      ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED         Appendix
       VALUES...............................................       A-1
                                                              Appendix
      DEATH BENEFIT OPTIONS.................................       B-1
                                                              Appendix
      MAXIMUM SURRENDER CHARGES.............................       C-1


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.


FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.


POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.


POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

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SUMMARY OF THE POLICY
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    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you received it. We will refund you the greater of:

         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

    - The Variable Account has 33 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").

    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial Net Premium to the Declared Interest
        Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive, at our Home Office, a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment performance of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


    - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.



    - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating of Net Premiums.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")


    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.


    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.


    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a premium expense charge equal to a maximum of 7% of each premium up to the Target Premium, and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge, plus

         -   the cost of any additional insurance benefits added by rider, plus

         -   a $5 policy expense charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge of $0.05 per $1,000 of Specified Amount or Specified Amount increase.

    - We also apply a $5 first-year monthly expense charge during the first 12 Policy Months.

    - Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy Years, as well as during the first six Policy Years following an increase in Specifed Amount, we apply a charge per $1,000 of Specifed Amount which varies by age, sex, underwriting class and Policy Year (see "APPENDIX C--Maximum Surrender Charges"). The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount.


    - We waive the transfer charge for the first twelve transfers during a Policy Year, but may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.


CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge currently equals an effective annual rate of .90% and is guaranteed not to exceed 1.05%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2001. Current and future expense figures may be higher or lower than those shown.


ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                                                   TOTAL EXPENSES
                                              ADVISORY    OTHER      12B-1     (AFTER FEE WAIVERS AND
INVESTMENT OPTION                               FEE      EXPENSES     FEE         REIMBURSEMENTS)
American Century
  VP Ultra Fund                                1.00%      0.00%      0.00%             1.00%(1)(2)
  VP Vista Fund                                1.00%      0.00%      0.00%             1.00%(1)
Dreyfus
  VIF Appreciation Portfolio--Initial Share
  Class                                        0.75%      0.03%      0.00%             0.78%
  VIF Disciplined Stock Portfolio--Initial
  Share Class                                  0.75%      0.06%      0.00%             0.81%
  VIF Growth and Income Portfolio--Initial
  Share Class                                  0.75%      0.04%      0.00%             0.79%
  VIF International Equity
  Portfolio--Initial Share Class               0.75%      0.33%      0.00%             1.08%
  VIF Small Cap Portfolio--Initial Share
  Class                                        0.75%      0.04%      0.00%             0.79%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                          0.20%      0.08%      0.00%             0.28%
  High Grade Bond Portfolio                    0.30%      0.15%      0.00%             0.45%
  Managed Portfolio                            0.45%      0.11%      0.00%             0.56%
  Money Market Portfolio                       0.25%      0.25%      0.00%             0.50%
  Strategic Yield Portfolio(3)                 0.45%      0.14%      0.00%             0.59%
  Value Growth Portfolio                       0.45%      0.12%      0.00%             0.57%

                                                                                   TOTAL EXPENSES
                                              ADVISORY    OTHER      12B-1     (AFTER FEE WAIVERS AND
INVESTMENT OPTION                               FEE      EXPENSES     FEE         REIMBURSEMENTS)
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio--Initial Class      0.58%      0.10%      0.00%             0.68%(4)
  VIP Growth Portfolio--Initial Class          0.58%      0.10%      0.00%             0.68%(4)
  VIP Growth & Income Portfolio--Initial
  Class                                        0.48%      0.10%      0.00%             0.58%(4)
  VIP Index 500 Portfolio--Initial Class       0.24%      0.04%      0.00%             0.28%(5)
  VIP Mid Cap Portfolio--Service Class 2       0.58%      0.11%      0.25%             0.94%
  VIP Overseas Portfolio--Initial Class        0.73%      0.19%      0.00%             0.92%(4)
Franklin Templeton
  Franklin Small Cap Fund--Class 2             0.45%      0.31%      0.25%             1.01%(6)(7)
  Franklin Small Cap Value Securities Fund--
  Class 2                                      0.57%      0.20%      0.25%             1.02%(6)(7)
  Franklin U.S. Government Fund--Class 2       0.51%      0.02%      0.25%             0.78%(7)(8)
  Mutual Shares Securities Fund
  Fund--Class 2                                0.60%      0.19%      0.25%             1.04%(7)
  Templeton Growth Securities Fund--Class 2    0.80%      0.05%      0.25%             1.10%(7)(8)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio             0.70%      0.30%      0.00%             1.00%(9)(10)
  JPMorgan Small Company Portfolio             0.60%      0.55%      0.00%             1.15%
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio       0.35%      0.40%      0.00%             0.75%(11)
  S&P MidCap 400 Index Portfolio               0.30%      0.30%      0.00%             0.60%(11)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                      0.85%      0.00%      0.00%             0.85%(12)
  Mid-Cap Growth Portfolio                     0.85%      0.00%      0.00%             0.85%(12)
  New America Growth Portfolio                 0.85%      0.00%      0.00%             0.85%(12)
  Personal Strategy Balanced Portfolio         0.90%      0.00%      0.00%             0.90%(12)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                1.05%      0.00%      0.00%             1.05%(12)


(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.


(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.



(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(11) Total expenses in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.


OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us at our Home Office to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, death proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.


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EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 43 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
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IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
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THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 33 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
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INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial              investing at least 80% of its assets in small cap
Share Class                               companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.



T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE POLICY
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PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or


        -   the date when we receive the full initial premium at our Home
            Office.


    The Policy Date will be the later of

        -   (1)  the date of the initial application, or


        - (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.


    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

    If mandated under applicable law, the Company may be required to reject a premium payment.

    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE:Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.
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EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        -   amounts approximating the daily charges against the Variable
            Account.
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POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

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POLICY BENEFITS
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    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

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ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
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TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


        - The Company waives the transfer charge for the first twelve transfers during a Policy Year.



        - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.


        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.


        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.



        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        -   There is no charge to participate in this program.
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LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home

    Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
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DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial withdrawal from Accumulated Value.


    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.

    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
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ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
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BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.
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PAYMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,


        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

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CHARGES AND DEDUCTIONS
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    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:


        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.


    The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insured's who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)


    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Accumulated Value as part of the monthly deduction during the first
    12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.
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TRANSFER CHARGE


    The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.
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PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
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SURRENDER CHARGE

    We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies by age, sex, underwriting class and Policy

    Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.


      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  $10.49              $10.40              $ 9.76
         50                  $26.80              $15.49              $24.41
         70                  $34.49              $34.49              $34.49


    The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Policy Year.

    Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.
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VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
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DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.
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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS
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THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
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INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
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CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
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MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
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SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

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ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
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NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
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OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
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POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator.
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CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
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OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.
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THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
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CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.

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ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:


        - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.



        - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; and (3) the continuation of the Policy in force under a cash value option. If you elect this rider, We will add a monthly cost of insurance charge based on a separate schedule of rates.



        - Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.



        - Universal Children's Term Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.



        - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grade Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.



        - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.


    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

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DISTRIBUTION OF THE POLICIES
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    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company. EquiTrust Marketing's principal business address is the same address as that of the Company.

    The maximum sales commission payable to broker-dealers will be 100% of premiums up to the first-year Target Premium, 6% of renewal Target Premium and 4% of excess premium in all years. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") providers certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

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FEDERAL TAX MATTERS
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INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract, ("MEC").

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MEC that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

    Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2001, Iowa Farm Bureau Federation owned 57.08% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Craig A. Lang                               Farmer; Chairman and Director, FBL Financial Group, Inc.;
President and Director                        President and Director, Iowa Farm Bureau Federation and
                                              other affiliates of the foregoing and Farm Bureau
                                              Agricultural Business Corporation; Director, Western
                                              Agricultural Insurance Company and other affiliates of
                                              the foregoing.
William J. Oddy                             Chief Executive Officer and Management Director, FBL
Chief Executive Officer and Director          Financial Group, Inc.
Jerry C. Downin                             Senior Vice President and Secretary-Treasurer, Iowa Farm
Senior Vice President, Secretary-             Bureau Federation and other affiliates of the foregoing;
Treasurer and Director                        Senior Vice President, Secretary-Treasurer and
                                              Management Director, FBL Financial Group, Inc.
Stephen M. Morain                           Senior Vice President, General Counsel and Management
Senior Vice President, General Counsel and    Director, FBL Financial Group, Inc.
Director
JoAnn Rumelhart                             Executive Vice President and General Manager--Life Cos.,
Executive Vice President, General Manager     FBL Financial Group, Inc.
and Director
Timothy J. Hoffman                          Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer and Director
James W. Noyce                              Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and Director
John M. Paule                               Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
James P. Brannen                            Vice President-Finance, FBL Financial Group, Inc.
Vice President-Finance

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Thomas E. Burlingame                        Vice President-Associate General Counsel, FBL Financial
Vice President-Associate General Counsel      Group, Inc.
Doug Gumm                                   Vice President-Information Technology, FBL Financial
Vice President-Information Technology         Group, Inc.
Barbara J. Moore                            Vice President-Property/Casualty Operations, FBL Financial
Vice President                                Group, Inc.
Lou Ann Sandburg                            Vice President-Investments and Assistant Treasurer, FBL
Vice President-Investments and Assistant      Financial Group, Inc.
Treasurer
Bob Gray                                    Vice President-Agency, FBL Financial Group, Inc.
Vice President-Agency
Paul Grinvalds                              Vice President-Life Administration, FBL Financial
Vice President-Life Administration            Group, Inc.
Dennis M. Marker                            Vice President-Investment Administration, FBL Financial
Vice President-Investment Administration      Group, Inc.
James M. Mincks                             Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources
James A. Pugh                               Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Don Seibel                                  Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
Scott Shuck                                 Vice President-Marketing Services, FBL Financial
Vice President-Marketing Services             Group, Inc.
Jim Streck                                  Vice President-Life Underwriting/Issue/Alliance
Vice President-Life Underwriting/             Administration, FBL Financial Group, Inc.
Issue/Alliance Administration
Lynn E. Wilson                              Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
Christopher G. Daniels                      Life Product Development and Pricing Vice President, FBL
Life Product Development and Pricing Vice     Financial Group, Inc.
President, Illustration Actuary
Charles T. Happel                           Securities Vice President, FBL Financial Group, Inc.
Securities Vice President
James E. McCarthy                           Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
Robert J. Rummelhart                        Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Jan Sewright                                Insurance Accounting Vice President, FBL Financial
Insurance Accounting Vice President           Group, Inc.

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Douglas V. Shelton                          Tax Vice President, FBL Financial Group, Inc.
Tax Vice President
Roger PJ Soener                             Investment Vice President, FBL Financial Group, Inc.
Investment Vice President, Real Estate
Blake D. Weber                              Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Rod Bubke                                   Appointed Actuary, Farm Bureau Life Insurance Company.
Appointed Actuary


--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS


    The financial statements of the Variable Account at December 31, 2001 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of assets and liabilities as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2001 and 2000 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein.



    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                 (This page has been left blank intentionally.)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Variable Account II, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income (formerly Growth & Income), International Equity, Dreyfus Small Cap (formerly Small Cap), Blue Chip, High Grade Bond, High Yield Bond, Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income, Index 500, Mid-Cap, Franklin Small Cap, Franklin Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Variable Account II at December 31, 2001, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
March 13, 2002

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


                                                                  ULTRA         VISTA
                                                                SUBACCOUNT    SUBACCOUNT
                                                                ------------------------
ASSETS
Investments in shares of mutual funds, at market                  $  716        $   21

LIABILITIES                                                           --            --
                                                                ------------------------
Net assets                                                        $  716        $   21
                                                                ========================
NET ASSETS
Accumulation units                                                $  716        $   21
                                                                ------------------------
Total net assets                                                  $  716        $   21
                                                                ========================
Investments in shares of mutual funds, at cost                    $  693        $   21
Shares of mutual fund owned                                        75.14          2.10
Accumulation units outstanding                                     69.24          2.07
Accumulation unit value                                           $10.34        $10.26

SEE ACCOMPANYING NOTES.

                                  DREYFUS
                   DISCIPLINED    GROWTH &    INTERNATIONAL    DREYFUS
    APPRECIATION      STOCK        INCOME        EQUITY       SMALL CAP    BLUE CHIP
     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
    ---------------------------------------------------------------------------------
ASSETS
Investments
  in shares
  of mutual
  funds, at
  market  $  833,614 $   981,126 $  312,841     $  172,444    $  669,306   $  926,171

LIABILITIES          --          --         --           --           --           --
    ---------------------------------------------------------------------------------
Net
assets  $  833,614 $   981,126   $  312,841     $  172,444    $  669,306   $  926,171
    =================================================================================
NET
ASSETS
Accumulation
  units  $  833,614 $   981,126  $  312,841     $  172,444    $  669,306   $  926,171
    ---------------------------------------------------------------------------------
Total
  net
  assets  $  833,614 $   981,126 $  312,841     $  172,444    $  669,306   $  926,171
    =================================================================================
Investments
  in shares
  of mutual
  funds, at
  cost  $  893,687 $ 1,110,728   $  337,147     $  230,591    $  807,684   $1,021,398
Shares
  of
mutual
  fund
 owned   23,831.18   46,966.30    14,449.91      16,026.38     19,052.25    27,128.63
Accumulation
  units
 outstanding   83,626.96  108,083.84  30,765.18    18,794.21   53,141.98    98,795.74
Accumulation
  unit value  $     9.97 $      9.08 $    10.17   $     9.18  $    12.59   $     9.37

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                                HIGH GRADE    HIGH YIELD
                                                                   BOND          BOND
                                                                SUBACCOUNT    SUBACCOUNT
                                                                ------------------------
ASSETS
Investments in shares of mutual funds, at market                $ 224,718     $  73,291

LIABILITIES                                                            --            --
                                                                ------------------------
Net assets                                                      $ 224,718     $  73,291
                                                                ========================
NET ASSETS
Accumulation units                                              $ 224,718     $  73,291
                                                                ------------------------
Total net assets                                                $ 224,718     $  73,291
                                                                ========================
Investments in shares of mutual funds, at cost                  $ 218,753     $  75,250
Shares of mutual fund owned                                     22,293.42      8,234.99
Accumulation units outstanding                                  19,144.13      6,739.00
Accumulation unit value                                         $   11.74     $   10.88

SEE ACCOMPANYING NOTES.

                                                                      FIDELITY
                   MONEY        VALUE                                 GROWTH &
     MANAGED       MARKET       GROWTH     CONTRAFUND     GROWTH       INCOME
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
    ---------------------------------------------------------------------------
ASSETS
Investments
  in shares
  of mutual
  funds, at
  market   $   77 $   23,415  $  233,650    $ 2,885       $  171       $  829

LIABILITIES       --         --         --       --           --           --
    ---------------------------------------------------------------------------
Net
assets   $   77  $   23,415   $  233,650    $ 2,885       $  171       $  829
    ===========================================================================
NET
ASSETS
Accumulation
  units   $   77 $   23,415   $  233,650    $ 2,885       $  171       $  829
    ---------------------------------------------------------------------------
Total
  net
  assets   $   77 $   23,415  $  233,650    $ 2,885       $  171       $  829
    ===========================================================================
Investments
  in shares
  of mutual
  funds, at
  cost   $   76  $   23,415   $  215,030    $ 2,816       $  172       $  829
Shares
  of
mutual
  fund
 owned     5.89   23,414.93    22,488.00     143.32         5.10        62.86
Accumulation
  units
 outstanding     7.59   2,113.96  19,654.94   281.71       16.85        83.54
Accumulation
  unit value   $10.09 $    11.08 $    11.89  $ 10.24      $10.17       $ 9.92

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                                                INDEX 500      MID-CAP
                                                                SUBACCOUNT    SUBACCOUNT
                                                                ------------------------
ASSETS
Investments in shares of mutual funds, at market                  $  461       $ 1,669

LIABILITIES                                                           --            --
                                                                ------------------------
Net assets                                                        $  461       $ 1,669
                                                                ========================
NET ASSETS
Accumulation units                                                $  461       $ 1,669
                                                                ------------------------
Total net assets                                                  $  461       $ 1,669
                                                                ========================
Investments in shares of mutual funds, at cost                    $  455       $ 1,611
Shares of mutual fund owned                                         3.55         85.61
Accumulation units outstanding                                     45.24        160.12
Accumulation unit value                                           $10.20       $ 10.42

SEE ACCOMPANYING NOTES.

                  FRANKLIN     FRANKLIN                    TEMPLETON
     FRANKLIN      VALUE         U.S.      MUTUAL SHARES     GROWTH      MID-CAP
    SMALL CAP    SECURITIES   GOVERNMENT    SECURITIES     SECURITIES     VALUE
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
    ------------------------------------------------------------------------------
ASSETS
Investments
  in shares
  of mutual
  funds, at
  market   $  124   $  879      $  50         $  736         $  62        $  112

LIABILITIES       --       --      --             --            --            --
    ------------------------------------------------------------------------------
Net
assets   $  124    $  879       $  50         $  736         $  62        $  112
    ==============================================================================
NET
ASSETS
Accumulation
  units   $  124   $  879       $  50         $  736         $  62        $  112
    ------------------------------------------------------------------------------
Total
  net
  assets   $  124   $  879      $  50         $  736         $  62        $  112
    ==============================================================================
Investments
  in shares
  of mutual
  funds, at
  cost   $  123    $  839       $  50         $  711         $  62        $  109
Shares
  of
mutual
  fund
 owned     6.97     80.72        3.80          52.49          5.66          6.71
Accumulation
  units
 outstanding    11.48    79.46    5.04         70.41          6.28         10.51
Accumulation
  unit value   $10.84   $11.06   $9.84        $10.46         $9.94        $10.66

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                                  SMALL       S&P MIDCAP
                                                                 COMPANY       400 INDEX
                                                                SUBACCOUNT    SUBACCOUNT
                                                                -------------------------
ASSETS
Investments in shares of mutual funds, at market                  $   2         $ 1,234

LIABILITIES                                                          --              --
                                                                -------------------------
Net assets                                                        $   2         $ 1,234
                                                                =========================
NET ASSETS
Accumulation units                                                $   2         $ 1,234
                                                                -------------------------
Total net assets                                                  $   2         $ 1,234
                                                                =========================
Investments in shares of mutual funds, at cost                    $   2         $ 1,194
Shares of mutual fund owned                                        0.16          132.09
Accumulation units outstanding                                     0.22          113.32
Accumulation unit value                                           $9.98         $ 10.89

SEE ACCOMPANYING NOTES.

                 RUSSELL 2000                                       NEW        PERSONAL
      NASDAQ      SMALL CAP       EQUITY                          AMERICA      STRATEGY    INTERNATIONAL
    100 INDEX       INDEX         INCOME          MID-CAP          GROWTH      BALANCED        STOCK
    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   GROWTH SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
    ----------------------------------------------------------------------------------------------------
ASSETS
Investments
  in shares
  of mutual
  funds, at
  market $  21,917    $ 2,594   $  257,296      $  683,404       $  409,901   $  270,311     $   94,269

LIABILITIES        --         --         --             --               --           --             --
    ----------------------------------------------------------------------------------------------------
Net
assets $  21,917    $ 2,594     $  257,296      $  683,404       $  409,901   $  270,311     $   94,269
    ====================================================================================================
NET
ASSETS
Accumulation
  units $  21,917    $ 2,594    $  257,296      $  683,404       $  409,901   $  270,311     $   94,269
    ----------------------------------------------------------------------------------------------------
Total
  net
  assets $  21,917    $ 2,594   $  257,296      $  683,404       $  409,901   $  270,311     $   94,269
    ====================================================================================================
Investments
  in shares
  of mutual
  funds, at
  cost $  22,374    $ 2,613     $  253,937      $  656,537       $  447,846   $  280,167     $  109,486
Shares
  of
mutual
  fund
 owned  4,914.08     269.68      13,421.82       37,426.27        22,621.50    18,363.53       8,218.78
Accumulation
  units
 outstanding  1,757.96     244.90  21,703.19     52,585.37        48,460.62    24,182.85      11,018.34
Accumulation
  unit value $   12.47    $ 10.59 $    11.86    $    13.00       $     8.46   $    11.18     $     8.56

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                                                    ULTRA            VISTA
                                                                 SUBACCOUNT       SUBACCOUNT
                                                                ------------------------------
                                                                 PERIOD FROM      PERIOD FROM
                                                                 OCTOBER 1,       OCTOBER 1,
                                                                 2001 (DATE       2001 (DATE
                                                                 OPERATIONS       OPERATIONS
                                                                 COMMENCED)       COMMENCED)
                                                                   THROUGH          THROUGH
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2001             2001
                                                                ------------------------------
Income:
  Dividends                                                        $     --         $     --
Expenses:
  Mortality and expense risk                                             --               --
                                                                ------------------------------
Net investment income (loss)                                             --               --

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                            --               --
  Realized gain distributions                                            --               --
                                                                ------------------------------
Total realized gain (loss) on investments                                --               --

Change in unrealized appreciation/depreciation of
  investments                                                            23               --
                                                                ------------------------------
Net increase (decrease) in net assets from operations              $     23         $     --
                                                                ==============================

SEE ACCOMPANYING NOTES.

                    APPRECIATION                                  DISCIPLINED STOCK
                     SUBACCOUNT                                       SUBACCOUNT
    ----------------------------------------------------------------------------------------------
                                     PERIOD FROM                                      PERIOD FROM
                                     JANUARY 21,                                      JANUARY 21,
                                     1999 (DATE                                       1999 (DATE
                                     OPERATIONS                                       OPERATIONS
                                     COMMENCED)                                       COMMENCED)
                                       THROUGH                                          THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,        YEAR ENDED DECEMBER 31       DECEMBER 31,
        2001            2000            1999             2001            2000            1999
    ----------------------------------------------------------------------------------------------
Income:
  Dividends $       7,057 $       7,331  $     1,259 $        4,185  $       9,748   $      2,991
Expenses:
  Mortality
    and
    expense
    risk        (5,944)        (2,530)         (531)         (8,635)        (7,118)        (1,024)
    ----------------------------------------------------------------------------------------------
Net
investment
  income
  (loss)         1,113         4,801          728           (4,450)          2,630          1,967

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares        (2,966)         1,831         (432)        (84,988)         6,276           259
  Realized
    gain
    distributions            --            --           --             --            --           --
    ----------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments        (2,966)         1,831         (432)        (84,988)         6,276          259

Change
  in
  unrealized
  appreciation/depreciation
  of investments       (53,091)       (13,918)        6,936        (63,992)       (90,543)       24,933
    ----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $     (54,944) $      (7,286)  $     7,232 $     (153,430) $     (81,637) $     27,159
    ==============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                             DREYFUS GROWTH & INCOME
                                                                                   SUBACCOUNT
                                                                -------------------------------------------------
                                                                                                     PERIOD FROM
                                                                                                     JANUARY 21,
                                                                                                     1999 (DATE
                                                                                                     OPERATIONS
                                                                                                     COMMENCED)
                                                                           YEAR ENDED                  THROUGH
                                                                          DECEMBER 31               DECEMBER 31,
                                                                    2001               2000             1999
                                                                -------------------------------------------------
Income:
  Dividends                                                     $       1,437      $       8,207     $     2,991
Expenses:
  Mortality and expense risk                                           (2,439)            (1,236)           (344)
                                                                -------------------------------------------------
Net investment income (loss)                                           (1,002)             6,971           2,647

Realized gain on investments:
  Realized gain (loss) on sale of fund shares                          (4,983)               886             165
  Realized gain distributions                                           4,049                 --              --
                                                                -------------------------------------------------
Total realized gain (loss) on investments                                (934)               886             165

Change in unrealized appreciation/depreciation of
  investments                                                         (13,840)           (14,872)          4,406
                                                                -------------------------------------------------
Net increase (decrease) in net assets from operations           $     (15,776)     $      (7,015)    $     7,218
                                                                =================================================

SEE ACCOMPANYING NOTES.

                INTERNATIONAL EQUITY                              DREYFUS SMALL CAP
                     SUBACCOUNT                                       SUBACCOUNT
    ----------------------------------------------------------------------------------------------
                                     PERIOD FROM                                      PERIOD FROM
                                     JANUARY 21,                                      JANUARY 21,
                                     1999 (DATE                                       1999 (DATE
                                     OPERATIONS                                       OPERATIONS
                                     COMMENCED)                                       COMMENCED)
                                       THROUGH                                          THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,        YEAR ENDED DECEMBER 31       DECEMBER 31,
        2001            2000            1999            2001             2000            1999
    ----------------------------------------------------------------------------------------------
Income:
  Dividends $       1,593 $      15,281   $     114 $       2,405   $      128,086    $        --
Expenses:
  Mortality
    and
    expense
    risk        (1,343)          (587)          (6)        (4,468)          (1,541)          (133)
    ----------------------------------------------------------------------------------------------
Net
investment
  income
  (loss)           250        14,694         108           (2,063)         126,545           (133)

Realized
  gain
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares       (19,424)        (3,067)          43       (29,102)          2,611            215
  Realized
    gain
    distributions            --            --          --        42,933             --           --
    ----------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments       (19,424)        (3,067)          43        13,831          2,611          215

Change
  in
  unrealized
  appreciation/depreciation
  of investments       (30,927)       (27,893)         673       (27,601)       (115,295)        4,518
    ----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $     (50,101) $     (16,266)   $     824 $     (15,833) $       13,861    $     4,600
    ==============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                    BLUE CHIP
                                                                                    SUBACCOUNT
                                                                --------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      JANUARY 21,
                                                                                                      1999 (DATE
                                                                                                      OPERATIONS
                                                                                                      COMMENCED)
                                                                           YEAR ENDED                   THROUGH
                                                                           DECEMBER 31               DECEMBER 31,
                                                                     2001               2000             1999
                                                                --------------------------------------------------
Income:
  Dividends                                                     $       14,225      $      15,390     $        --
Expenses:
  Mortality and expense risk                                            (8,909)            (7,337)           (418)
                                                                --------------------------------------------------
Net investment income (loss)                                             5,316              8,053            (418)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                         (132,668)             1,126             444
  Realized gain distributions                                            6,519                 --              --
                                                                --------------------------------------------------
Total realized gain (loss) on investments                             (126,149)             1,126             444

Change in unrealized appreciation/depreciation of
  investments                                                          (21,725)           (83,329)          9,827
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations           $     (142,558)     $     (74,150)    $     9,853
                                                                ==================================================

SEE ACCOMPANYING NOTES.

                 HIGH GRADE BOND                              HIGH YIELD BOND                   MANAGED
                    SUBACCOUNT                                  SUBACCOUNT                    SUBACCOUNT
    ------------------------------------------------------------------------------------------------------
                                  PERIOD FROM                                 PERIOD FROM     PERIOD FROM
                                  JANUARY 21,                                 JANUARY 21,     OCTOBER 1,
                                  1999 (DATE                                  1999 (DATE      2001 (DATE
                                  OPERATIONS                                  OPERATIONS      OPERATIONS
                                  COMMENCED)                                  COMMENCED)      COMMENCED)
                                    THROUGH             YEAR ENDED              THROUGH         THROUGH
      YEAR ENDED DECEMBER 31     DECEMBER 31,           DECEMBER 31          DECEMBER 31,    DECEMBER 31,
        2001          2000           1999            2001          2000          1999            2001
    ------------------------------------------------------------------------------------------------------
Income:
  Dividends $     10,102 $     6,683 $      1,087 $      3,739  $      950     $      98        $     --
Expenses:
  Mortality
    and
    expense
    risk       (1,500)        (834)         (153)         (432)       (103)          (11)             --
    ------------------------------------------------------------------------------------------------------
Net
investment
  income
  (loss)        8,602       5,849          934          3,307          847            87              --

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares          955        (432)         (183)           45       (142)           (9)             --
  Realized
    gain
    distributions           --          --           --           --         --          --           --
    ------------------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments          955        (432)         (183)           45       (142)          (9)           --

Change
  in
  unrealized
  appreciation/depreciation
  of investments        2,767       4,240       (1,042)       (1,468)       (398)         (93)           1
    ------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $     12,324 $     9,657 $       (291) $      1,884  $      307     $     (15)       $      1
    ======================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                                                              MONEY MARKET
                                                                               SUBACCOUNT
                                                                ----------------------------------------
                                                                                            PERIOD FROM
                                                                                            JANUARY 21,
                                                                                            1999 (DATE
                                                                                            OPERATIONS
                                                                                            COMMENCED)
                                                                      YEAR ENDED              THROUGH
                                                                      DECEMBER 31          DECEMBER 31,
                                                                   2001         2000           1999
                                                                ----------------------------------------
Income:
  Dividends                                                     $      500    $     395      $     28
Expenses:
  Mortality and expense risk                                          (143)         (61)           (5)
                                                                ----------------------------------------
Net investment income                                                  357          334            23

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                           --           --            --
  Realized gain distributions                                           --           --            --
                                                                ----------------------------------------
Total realized gain (loss) on investments                               --           --            --

Change in unrealized appreciation/depreciation of
  investments                                                           --           --            --
                                                                ----------------------------------------
Net increase (decrease) in net assets from operations           $      357    $     334      $     23
                                                                ========================================

SEE ACCOMPANYING NOTES.

                                                                                   FIDELITY
                                                                                   GROWTH &
                   VALUE GROWTH                   CONTRAFUND        GROWTH          INCOME         INDEX 500
                    SUBACCOUNT                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
    ----------------------------------------------------------------------------------------------------------
                                  PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
                                  JANUARY 21,     OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,
                                  1999 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE
                                  OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS
                                  COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)
            YEAR ENDED              THROUGH         THROUGH         THROUGH         THROUGH         THROUGH
           DECEMBER 31           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
       2001           2000           1999            2001            2001            2001            2001
    ----------------------------------------------------------------------------------------------------------
Income:
  Dividends $     2,865 $      1,867 $         --    $     --       $     --        $     --        $     --
Expenses:
  Mortality
    and
    expense
    risk      (1,654)         (784)         (230)          (2)            --              --              --
    ----------------------------------------------------------------------------------------------------------
Net
investment
  income       1,211        1,083         (230)           (2)             --              --              --

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares       1,682       (1,896)           57          --             --              --              --
  Realized
    gain
    distributions          --           --           --          --          --           --              --
    ----------------------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments       1,682       (1,896)           57          --          --              --              --

Change
  in
  unrealized
  appreciation/depreciation
  of investments       7,095       15,144       (3,619)          69          (1)          --               6
    ----------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $     9,988 $     14,331 $     (3,792)    $     67       $     (1)       $     --        $      6
    ==========================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                   FRANKLIN
                                                                   MID-CAP         SMALL CAP
                                                                 SUBACCOUNT       SUBACCOUNT
                                                                ------------------------------
                                                                 PERIOD FROM      PERIOD FROM
                                                                 OCTOBER 1,       OCTOBER 1,
                                                                 2001 (DATE       2001 (DATE
                                                                 OPERATIONS       OPERATIONS
                                                                 COMMENCED)       COMMENCED)
                                                                   THROUGH          THROUGH
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2001             2001
                                                                ------------------------------
Income:
  Dividends                                                        $     --         $     --
Expenses:
  Mortality and expense risk                                             (1)              --
                                                                ------------------------------
Net investment income                                                    (1)              --

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                             1                1
  Realized gain distributions                                            --               --
                                                                ------------------------------
Total realized gain (loss) on investments                                 1                1

Change in unrealized appreciation/depreciation of
  investments                                                            58                1
                                                                ------------------------------
Net increase (decrease) in net assets from operations              $     58         $      2
                                                                ==============================

SEE ACCOMPANYING NOTES.

      FRANKLIN        FRANKLIN         MUTUAL         TEMPLETON
        VALUE           U.S.           SHARES          GROWTH          MID-CAP          SMALL        S&P MIDCAP
     SECURITIES      GOVERNMENT      SECURITIES      SECURITIES         VALUE          COMPANY        400 INDEX
     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
    -------------------------------------------------------------------------------------------------------------
     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
     OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,
     2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE
     OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS
     COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)
       THROUGH         THROUGH         THROUGH         THROUGH         THROUGH         THROUGH         THROUGH
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2001            2001            2001            2001            2001            2001            2001
    -------------------------------------------------------------------------------------------------------------
Income:
  Dividends    $     --    $     --    $     --        $     --        $     --        $     --        $     --
Expenses:
  Mortality
    and
    expense
    risk          --          --             (1)             --              --              --              (1)
    -------------------------------------------------------------------------------------------------------------
Net
investment
  income          --          --             (1)             --              --              --              (1)

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares           2          --            2              --              --              --               3
  Realized
    gain
    distributions          --          --          --          --            --              --              --
    -------------------------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments           2          --           2            --              --              --               3

Change
  in
  unrealized
  appreciation/depreciation
  of investments          40          --          25          --              3              --              40
    -------------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations    $     42    $     --     $     26        $     --        $      3        $     --        $     42
    =============================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                 NASDAQ 100       RUSSELL 2000
                                                                    INDEX        SMALL CAP INDEX
                                                                 SUBACCOUNT        SUBACCOUNT
                                                                --------------------------------
                                                                 PERIOD FROM       PERIOD FROM
                                                                 OCTOBER 1,        OCTOBER 1,
                                                                 2001 (DATE        2001 (DATE
                                                                 OPERATIONS        OPERATIONS
                                                                 COMMENCED)        COMMENCED)
                                                                   THROUGH           THROUGH
                                                                DECEMBER 31,      DECEMBER 31,
                                                                    2001              2001
                                                                --------------------------------
Income:
  Dividends                                                       $       --        $      --
Expenses:
  Mortality and expense risk                                             (22)              --
                                                                --------------------------------
Net investment income                                                    (22)              --

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                             58                1
  Realized gain distributions                                             --               --
                                                                --------------------------------
Total realized gain (loss) on investments                                 58                1

Change in unrealized appreciation/depreciation of
  investments                                                           (457)             (19)
                                                                --------------------------------
Net increase (decrease) in net assets from operations             $     (421)       $     (18)
                                                                ================================

SEE ACCOMPANYING NOTES.

                   EQUITY INCOME                                MID-CAP GROWTH
                    SUBACCOUNT                                    SUBACCOUNT
    -----------------------------------------------------------------------------------------
                                   PERIOD FROM                                   PERIOD FROM
                                   JANUARY 21,                                   JANUARY 21,
                                   1999 (DATE                                    1999 (DATE
                                   OPERATIONS                                    OPERATIONS
                                   COMMENCED)                                    COMMENCED)
                                     THROUGH                                       THROUGH
      YEAR ENDED DECEMBER 31      DECEMBER 31,      YEAR ENDED DECEMBER 31,     DECEMBER 31,
        2001           2000           1999            2001           2000           1999
    -----------------------------------------------------------------------------------------
Income:
  Dividends $      3,587 $     10,645 $      3,094 $         --  $      5,577    $       912
Expenses:
  Mortality
    and
    expense
    risk       (2,119)         (978)         (259)       (4,708)       (1,864)          (231)
    -----------------------------------------------------------------------------------------
Net
investment
  income        1,468        9,667        2,835         (4,708)         3,713            681

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares        2,146       (4,220)           53        3,471         5,470            220
  Realized
    gain
    distributions        4,568           --           --           --           --           --
    -----------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments        6,714       (4,220)           53        3,471        5,470          220

Change
  in
  unrealized
  appreciation/depreciation
  of investments       (4,808)       13,688       (5,521)       16,819        2,090        7,958
    -----------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $      3,374 $     19,135 $     (2,633) $     15,582  $     11,273    $     8,859
    =========================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                              NEW AMERICA GROWTH
                                                                                  SUBACCOUNT
                                                                -----------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                   JANUARY 21,
                                                                                                   1999 (DATE
                                                                                                   OPERATIONS
                                                                                                   COMMENCED)
                                                                          YEAR ENDED                 THROUGH
                                                                         DECEMBER 31              DECEMBER 31,
                                                                    2001             2000             1999
                                                                -----------------------------------------------
Income:
  Dividends                                                     $          --    $      52,117     $     5,036
Expenses:
  Mortality and expense risk                                           (4,045)          (4,006)           (204)
                                                                -----------------------------------------------
Net investment income (loss)                                           (4,045)          48,111           4,832

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                        (134,201)            (656)           (900)
  Realized gain distributions                                           6,834               --              --
                                                                -----------------------------------------------
Total realized gain (loss) on investments                            (127,367)            (656)           (900)

Change in unrealized appreciation/depreciation of
  investments                                                          50,453          (90,301)          1,903
                                                                -----------------------------------------------
Net increase (decrease) in net assets from operations           $     (80,959)   $     (42,846)    $     5,835
                                                                ===============================================

SEE ACCOMPANYING NOTES.

                 PERSONAL STRATEGY
                     BALANCED                                 INTERNATIONAL STOCK
                    SUBACCOUNT                                     SUBACCOUNT
    ------------------------------------------------------------------------------------------
                                   PERIOD FROM                                    PERIOD FROM
                                   JANUARY 21,                                    JANUARY 21,
                                   1999 (DATE                                     1999 (DATE
                                   OPERATIONS                                     OPERATIONS
                                   COMMENCED)                                     COMMENCED)
                                     THROUGH                                        THROUGH
      YEAR ENDED DECEMBER 31      DECEMBER 31,       YEAR ENDED DECEMBER 31      DECEMBER 31,
        2001           2000           1999            2001            2000           1999
    ------------------------------------------------------------------------------------------
Income:
  Dividends $      6,568 $      8,534  $      720 $       2,020   $      1,831    $        79
Expenses:
  Mortality
    and
    expense
    risk       (1,907)         (704)         (52)          (688)          (260)           (15)
    ------------------------------------------------------------------------------------------
Net
investment
  income
  (loss)        4,661        7,830         668            1,332          1,571             64

Realized
  gain
  (loss)
  on
  investments:
  Realized
    gain
    (loss)
    on
    sale
    of
    fund
    shares       (1,088)         (139)          23       (11,032)          (21)           132
  Realized
    gain
    distributions           --           --          --            --           --           --
    ------------------------------------------------------------------------------------------
Total
realized
  gain
  (loss)
  on
  investments       (1,088)         (139)          23       (11,032)          (21)          132

Change
  in
  unrealized
  appreciation/depreciation
  of investments       (7,311)       (2,397)        (148)        (7,958)       (8,130)          871
    ------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations $     (3,738) $      5,294  $      543 $     (17,658)  $     (6,580)   $     1,067
    ==========================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ULTRA            VISTA
                                                                 SUBACCOUNT       SUBACCOUNT
                                                                ------------------------------
                                                                 PERIOD FROM      PERIOD FROM
                                                                 OCTOBER 1,       OCTOBER 1,
                                                                 2001 (DATE       2001 (DATE
                                                                 OPERATIONS       OPERATIONS
                                                                 COMMENCED)       COMMENCED)
                                                                   THROUGH          THROUGH
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2001             2001
                                                                ------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                    $      --        $      --
  Total realized gain (loss) on investments                              --               --
  Change in unrealized appreciation/depreciation of
    investments                                                          23               --
                                                                ------------------------------
Net increase (decrease) in net assets from operations                    23               --

Contract transactions:
  Transfers of net premiums                                              28               20
  Transfers of surrenders and death benefits                             --               --
  Transfers of cost of insurance and other charges                       (7)             (11)
  Transfers for policy loans                                             --               --
  Transfers between subaccounts, including fixed interest
    subaccount                                                          672               12
                                                                ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                          693               21
                                                                ------------------------------
Total increase (decrease) in net assets                                 716               21
Net assets at beginning of period                                        --               --
                                                                ------------------------------

Net assets at end of period                                       $     716        $      21
                                                                ==============================

SEE ACCOMPANYING NOTES.

                     APPRECIATION                                  DISCIPLINED STOCK
                      SUBACCOUNT                                       SUBACCOUNT
    -----------------------------------------------------------------------------------------------
                                      PERIOD FROM                                      PERIOD FROM
                                      JANUARY 21,                                      JANUARY 21,
                                      1999 (DATE                                       1999 (DATE
                                      OPERATIONS                                       OPERATIONS
                                      COMMENCED)                                       COMMENCED)
                                        THROUGH                                          THROUGH
        YEAR ENDED DECEMBER 31       DECEMBER 31,        YEAR ENDED DECEMBER 31       DECEMBER 31,
         2001            2000            1999             2001            2000            1999
    -----------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss) $        1,113 $       4,801 $        728 $       (4,450)  $       2,630   $       1,967
  Total
  realized
    gain
    (loss)
    on
    investments         (2,966)         1,831         (432)        (84,988)         6,276           259
  Change
    in
    unrealized
    appreciation/depreciation
    of investments        (53,091)       (13,918)        6,936        (63,992)       (90,543)        24,933
    -----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations        (54,944)        (7,286)        7,232       (153,430)       (81,637)        27,159

Contract
transactions:
  Transfers
    of net
   premiums        468,029       204,627       52,369        386,657        221,212         135,265
  Transfers
    of
 surrenders
    and
    death
   benefits         (5,088)          (559)      (16,500)        (67,204)          (180)       (10,901)
  Transfers
    of cost
    of
  insurance
    and
    other
    charges       (110,709)       (57,389)           --       (109,594)       (61,084)            --
  Transfers
    for
    policy
    loans        (13,803)            --           --        (14,549)             --              --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount        124,200       143,750       99,685         43,148       510,470       155,794
    -----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions        462,629       290,429      135,554        238,458       670,418       280,158
    -----------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets        407,685       283,143      142,786           85,028         588,781         307,317
Net
assets
  at
  beginning
  of period        425,929       142,786           --        896,098        307,317              --
    -----------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period $      833,614 $     425,929  $    142,786    $      981,126   $     896,098   $     307,317
    ===============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            DREYFUS GROWTH & INCOME
                                                                                  SUBACCOUNT
                                                                -----------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                   JANUARY 21,
                                                                                                   1999 (DATE
                                                                                                   OPERATIONS
                                                                                                   COMMENCED)
                                                                          YEAR ENDED                 THROUGH
                                                                         DECEMBER 31              DECEMBER 31,
                                                                    2001             2000             1999
                                                                -----------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  $      (1,002)   $       6,971    $      2,647
  Total realized gain (loss) on investments                              (934)             886             165
  Change in unrealized appreciation/depreciation of
    investments                                                       (13,840)         (14,872)          4,406
                                                                -----------------------------------------------
Net increase (decrease) in net assets from operations                 (15,776)          (7,015)          7,218

Contract transactions:
  Transfers of net premiums                                           153,337           91,641          35,620
  Transfers of surrenders and death benefits                          (44,836)            (552)         (3,574)
  Transfers of cost of insurance and other charges                    (37,696)         (18,425)             --
  Transfers for policy loans                                          (14,223)              --              --
  Transfers between subaccounts, including fixed interest
    subaccount                                                         68,848           46,630          51,644
                                                                -----------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                        125,430          119,294          83,690
                                                                -----------------------------------------------
Total increase (decrease) in net assets                               109,654          112,279          90,908
Net assets at beginning of period                                     203,187           90,908              --
                                                                -----------------------------------------------

Net assets at end of period                                     $     312,841    $     203,187    $     90,908
                                                                ===============================================

SEE ACCOMPANYING NOTES.

                INTERNATIONAL EQUITY                              DREYFUS SMALL CAP
                     SUBACCOUNT                                       SUBACCOUNT
    ----------------------------------------------------------------------------------------------
                                     PERIOD FROM                                      PERIOD FROM
                                     JANUARY 21,                                      JANUARY 21,
                                     1999 (DATE                                       1999 (DATE
                                     OPERATIONS                                       OPERATIONS
                                     COMMENCED)                                       COMMENCED)
                                       THROUGH                                          THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,        YEAR ENDED DECEMBER 31       DECEMBER 31,
        2001            2000            1999            2001             2000            1999
    ----------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss) $         250 $      14,694  $       108 $      (2,063)  $      126,545   $       (133)
  Total
  realized
    gain
    (loss)
    on
    investments       (19,424)        (3,067)           43        13,831          2,611          215
  Change
    in
    unrealized
    appreciation/depreciation
    of investments       (30,927)       (27,893)          673       (27,601)       (115,295)        4,518
    ----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations       (50,101)       (16,266)          824       (15,833)         13,861         4,600

Contract
transactions:
  Transfers
    of net
   premiums       119,825        66,588          476       380,778         132,906         45,639
  Transfers
    of
 surrenders
    and
    death
   benefits          (638)           (22)         (180)        (4,093)           (163)       (3,732)
  Transfers
    of cost
    of
  insurance
    and
    other
    charges       (28,992)       (15,716)           --       (85,043)        (33,086)           --
  Transfers
    for
    policy
    loans       (12,573)            --           --       (14,192)              --             --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount        13,512        93,552        2,155       111,215        111,777       24,672
    ----------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions        91,134       144,402        2,451       388,665        211,434       66,579
    ----------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets        41,033       128,136        3,275         372,832          225,295         71,179
Net
assets
  at
  beginning
  of period       131,411         3,275           --       296,474          71,179             --
    ----------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period $     172,444 $     131,411   $     3,275    $     669,306   $      296,474   $     71,179
    ==============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                    BLUE CHIP
                                                                                    SUBACCOUNT
                                                                --------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                      JANUARY 21,
                                                                                                      1999 (DATE
                                                                                                      OPERATIONS
                                                                                                      COMMENCED)
                                                                           YEAR ENDED                   THROUGH
                                                                           DECEMBER 31               DECEMBER 31,
                                                                     2001               2000             1999
                                                                --------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  $        5,316      $       8,053    $        (418)
  Total realized gain (loss) on investments                           (126,149)             1,126              444
  Change in unrealized appreciation/depreciation of
    investments                                                        (21,725)           (83,329)           9,827
                                                                --------------------------------------------------
Net increase (decrease) in net assets from operations                 (142,558)           (74,150)           9,853

Contract transactions:
  Transfers of net premiums                                            371,725            278,963           30,619
  Transfers of surrenders and death benefits                            (4,879)              (407)         (12,241)
  Transfers of cost of insurance and other charges                    (119,568)           (80,858)              --
  Transfers for policy loans                                           (21,447)                --               --
  Transfers between subaccounts, including fixed interest
    subaccount                                                        (142,566)           674,912          158,773
                                                                --------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                          83,265            872,610          177,151
                                                                --------------------------------------------------
Total increase (decrease) in net assets                                (59,293)           798,460          187,004
Net assets at beginning of period                                      985,464            187,004               --
                                                                --------------------------------------------------

Net assets at end of period                                     $      926,171      $     985,464    $     187,004
                                                                ==================================================

SEE ACCOMPANYING NOTES.

                   HIGH GRADE BOND                                HIGH YIELD BOND                    MANAGED
                     SUBACCOUNT                                     SUBACCOUNT                     SUBACCOUNT
    -----------------------------------------------------------------------------------------------------------
                                     PERIOD FROM                                   PERIOD FROM     PERIOD FROM
                                     JANUARY 21,                                   JANUARY 21,     OCTOBER 1,
                                     1999 (DATE                                    1999 (DATE      2001 (DATE
                                     OPERATIONS                                    OPERATIONS      OPERATIONS
                                     COMMENCED)                                    COMMENCED)      COMMENCED)
                                       THROUGH                                       THROUGH         THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,      YEAR ENDED DECEMBER 31      DECEMBER 31,    DECEMBER 31,
        2001            2000            1999            2001           2000           1999            2001
    -----------------------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss) $       8,602 $       5,849 $        934 $      3,307   $        847    $        87      $      --
  Total
  realized
    gain
    (loss)
    on
    investments           955          (432)         (183)           45         (142)           (9)          --
  Change
    in
    unrealized
    appreciation/depreciation
    of investments         2,767         4,240       (1,042)       (1,468)         (398)          (93)           1
    -----------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations        12,324         9,657         (291)        1,884           307            (15)             1

Contract
transactions:
  Transfers
    of net
   premiums        89,704        27,176       10,135       40,180         9,188          3,314             65
  Transfers
    of
 surrenders
    and
    death
   benefits           (24)          (281)       (3,183)         (503)          (88)         (462)          --
  Transfers
    of cost
    of
  insurance
    and
    other
    charges       (24,959)       (13,423)           --       (8,551)       (2,169)           --           (30)
  Transfers
    for
    policy
    loans            --            --           --            --             --             --             --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount        28,464        17,523       71,896       18,896        9,732        1,578             41
    -----------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions        93,185        30,995       78,848       50,022       16,663        4,430             76
    -----------------------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets       105,509        40,652       78,557         51,906         16,970          4,415             77
Net
assets
  at
  beginning
  of period       119,209        78,557           --       21,385         4,415             --             --
    -----------------------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period $     224,718 $     119,209  $     78,557    $     73,291   $     21,385    $     4,415      $      77
    ===========================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                MONEY MARKET
                                                                                 SUBACCOUNT
                                                                ---------------------------------------------
                                                                                                 PERIOD FROM
                                                                                                 JANUARY 21,
                                                                                                 1999 (DATE
                                                                                                 OPERATIONS
                                                                                                 COMMENCED)
                                                                         YEAR ENDED                THROUGH
                                                                        DECEMBER 31             DECEMBER 31,
                                                                    2001            2000            1999
                                                                ---------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  $        357    $        334     $        23
  Total realized gain (loss) on investments                               --              --              --
  Change in unrealized appreciation/depreciation of
    investments                                                           --              --              --
                                                                ---------------------------------------------
Net increase (decrease) in net assets from operations                    357             334              23

Contract transactions:
  Transfers of net premiums                                           12,642           3,278             310
  Transfers of surrenders and death benefits                              --             (11)           (814)
  Transfers of cost of insurance and other charges                    (3,701)         (1,622)             --
  Transfers for policy loans                                              --              --              --
  Transfers between subaccounts, including fixed interest
    subaccount                                                         4,946           2,796           4,877
                                                                ---------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                        13,887           4,441           4,373
                                                                ---------------------------------------------
Total increase (decrease) in net assets                               14,244           4,775           4,396
Net assets at beginning of period                                      9,171           4,396              --
                                                                ---------------------------------------------

Net assets at end of period                                     $     23,415    $      9,171     $     4,396
                                                                =============================================

SEE ACCOMPANYING NOTES.

                                                                                      FIDELITY
                                                                                      GROWTH &
                    VALUE GROWTH                     CONTRAFUND        GROWTH          INCOME         INDEX 500
                     SUBACCOUNT                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
    -------------------------------------------------------------------------------------------------------------
                                     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
                                     JANUARY 21,     OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,
                                     1999 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE
                                     OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS
                                     COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)
                                       THROUGH         THROUGH         THROUGH         THROUGH         THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2001            2000            1999            2001            2001            2001            2001
    -------------------------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss) $       1,211 $       1,083 $       (230)  $        (2)    $      --       $      --       $      --
  Total
  realized
    gain
    (loss)
    on
    investments         1,682        (1,896)           57           --          --           --              --
  Change
    in
    unrealized
    appreciation/depreciation
    of investments         7,095        15,144       (3,619)           69          (1)          --            6
    -------------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations         9,988        14,331       (3,792)           67            (1)             --               6

Contract
transactions:
  Transfers
    of net
   premiums        88,501        18,760        2,981           --            59              89              72
  Transfers
    of
 surrenders
    and
    death
   benefits          (612)            --       (2,556)           --          --              --              --
  Transfers
    of cost
    of
  insurance
    and
    other
    charges       (31,607)       (13,614)           --          (29)         (24)           (19)            (49)
  Transfers
    for
    policy
    loans            --            --           --            --             --              --              --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount        52,258         8,825       90,187        2,847         137            759             432
    -------------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions       108,540        13,971       90,612        2,818         172            829             455
    -------------------------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets       118,528        28,302       86,820          2,885            171             829             461
Net
assets
  at
  beginning
  of period       115,122        86,820           --           --            --              --              --
    -------------------------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period $     233,650 $     115,122  $     86,820     $     2,885      $     171       $     829       $     461
    =============================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                   FRANKLIN
                                                                   MID-CAP         SMALL CAP
                                                                 SUBACCOUNT       SUBACCOUNT
                                                                ------------------------------
                                                                 PERIOD FROM      PERIOD FROM
                                                                 OCTOBER 1,       OCTOBER 1,
                                                                 2001 (DATE       2001 (DATE
                                                                 OPERATIONS       OPERATIONS
                                                                 COMMENCED)       COMMENCED)
                                                                   THROUGH          THROUGH
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2001             2001
                                                                ------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   $        (1)      $      --
  Total realized gain (loss) on investments                                1               1
  Change in unrealized appreciation/depreciation of
    investments                                                           58               1
                                                                ------------------------------
Net increase (decrease) in net assets from operations                     58               2

Contract transactions:
  Transfers of net premiums                                               48              16
  Transfers of surrenders and death benefits                              --              --
  Transfers of cost of insurance and other charges                       (49)            (23)
  Transfers for policy loans                                              --              --
  Transfers between subaccounts, including fixed interest
    subaccount                                                         1,612             129
                                                                ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                         1,611             122
                                                                ------------------------------
Total increase (decrease) in net assets                                1,669             124
Net assets at beginning of period                                         --              --
                                                                ------------------------------

Net assets at end of period                                      $     1,669       $     124
                                                                ==============================

SEE ACCOMPANYING NOTES.

      FRANKLIN        FRANKLIN         MUTUAL         TEMPLETON
        VALUE           U.S.           SHARES          GROWTH          MID-CAP          SMALL
     SECURITIES      GOVERNMENT      SECURITIES      SECURITIES         VALUE          COMPANY
     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
    ---------------------------------------------------------------------------------------------
     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
     OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,      OCTOBER 1,
     2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE      2001 (DATE
     OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS      OPERATIONS
     COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)      COMMENCED)
       THROUGH         THROUGH         THROUGH         THROUGH         THROUGH         THROUGH
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2001            2001            2001            2001            2001            2001
    ---------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss)   $      --   $      --    $      (1)      $      --       $      --        $     --
  Total
  realized
    gain
    (loss)
    on
    investments           2          --           2          --              --              --
  Change
    in
    unrealized
    appreciation/depreciation
    of investments          40          --          25          --            3              --
    ---------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations          42          --           26              --               3              --

Contract
transactions:
  Transfers
    of net
   premiums          59          30         103               7              57               2
  Transfers
    of
 surrenders
    and
    death
   benefits          --          --          --              --              --              --
  Transfers
    of cost
    of
  insurance
    and
    other
    charges         (37)         (21)         (66)          (14)            (19)             (1)
  Transfers
    for
    policy
    loans          --          --            --              --              --              --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount         815          41         673           69              71               1
    ---------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions         837          50         710           62             109               2
    ---------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets         879          50            736              62             112               2
Net
assets
  at
  beginning
  of period          --          --          --              --              --              --
    ---------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period   $     879    $      50       $     736       $      62       $     112        $      2
    =============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 S&P MIDCAP       NASDAQ 100
                                                                  400 INDEX          INDEX
                                                                 SUBACCOUNT       SUBACCOUNT
                                                                ------------------------------
                                                                 PERIOD FROM      PERIOD FROM
                                                                 OCTOBER 1,       OCTOBER 1,
                                                                 2001 (DATE       2001 (DATE
                                                                 OPERATIONS       OPERATIONS
                                                                 COMMENCED)       COMMENCED)
                                                                   THROUGH          THROUGH
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    2001             2001
                                                                ------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   $        (1)    $        (22)
  Total realized gain (loss) on investments                                3               58
  Change in unrealized appreciation/depreciation of
    investments                                                           40             (457)
                                                                ------------------------------
Net increase (decrease) in net assets from operations                     42             (421)

Contract transactions:
  Transfers of net premiums                                               84            2,313
  Transfers of surrenders and death benefits                              --               --
  Transfers of cost of insurance and other charges                       (57)            (519)
  Transfers for policy loans                                              --               --
  Transfers between subaccounts, including fixed interest
    subaccount                                                         1,165           20,544
                                                                ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                         1,192           22,338
                                                                ------------------------------
Total increase (decrease) in net assets                                1,234           21,917
Net assets at beginning of period                                         --               --
                                                                ------------------------------

Net assets at end of period                                      $     1,234     $     21,917
                                                                ==============================

SEE ACCOMPANYING NOTES.

     RUSSELL 2000
    SMALL CAP INDEX                   EQUITY INCOME                                  MID-CAP GROWTH
      SUBACCOUNT                       SUBACCOUNT                                      SUBACCOUNT
    ---------------------------------------------------------------------------------------------------------------
      PERIOD FROM                                      PERIOD FROM                                     PERIOD FROM
      OCTOBER 1,                                       JANUARY 21,                                     JANUARY 21,
      2001 (DATE                                       1999 (DATE                                      1999 (DATE
      OPERATIONS                                       OPERATIONS                                      OPERATIONS
      COMMENCED)                                       COMMENCED)                                      COMMENCED)
        THROUGH                                          THROUGH                                         THROUGH
     DECEMBER 31,        YEAR ENDED DECEMBER 31       DECEMBER 31,       YEAR ENDED DECEMBER 31,      DECEMBER 31,
         2001             2001            2000            1999            2001            2000            1999
    ---------------------------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss)   $        -- $       1,468 $       9,667  $      2,835    $      (4,708)  $       3,713   $        681
  Total
  realized
    gain
    (loss)
    on
    investments             1         6,714        (4,220)           53         3,471         5,470            220
  Change
    in
    unrealized
    appreciation/depreciation
    of investments           (19)        (4,808)        13,688       (5,521)        16,819         2,090        7,958
    ---------------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations           (18)         3,374        19,135       (2,633)          15,582          11,273          8,859

Contract
transactions:
  Transfers
    of net
   premiums            47       116,512        60,521       27,415          372,940         145,446         49,652
  Transfers
    of
 surrenders
    and
    death
   benefits            --       (31,967)          (103)       (2,329)        (3,593)           (609)        (7,069)
  Transfers
    of cost
    of
  insurance
    and
    other
    charges           (26)       (21,150)        (8,300)           --       (78,628)        (37,603)            --
  Transfers
    for
    policy
    loans            --       (17,449)            --            --          (14,068)             --             --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount         2,591        29,042        46,477       38,751        49,158         131,352         40,712
    ---------------------------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions         2,612        74,988        98,595       63,837       325,809         238,586         83,295
    ---------------------------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets         2,594        78,362        117,730         61,204          341,391         249,859         92,154
Net
assets
  at
  beginning
  of period            --       178,934        61,204           --          342,013          92,154             --
    ---------------------------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period   $     2,594  $     257,296   $     178,934   $     61,204    $     683,404   $     342,013   $     92,154
    ===============================================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               NEW AMERICA GROWTH
                                                                                   SUBACCOUNT
                                                                ------------------------------------------------
                                                                                                    PERIOD FROM
                                                                                                    JANUARY 21,
                                                                                                    1999 (DATE
                                                                                                    OPERATIONS
                                                                                                    COMMENCED)
                                                                          YEAR ENDED                  THROUGH
                                                                          DECEMBER 31              DECEMBER 31,
                                                                     2001             2000             1999
                                                                ------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  $       (4,045)   $      48,111    $      4,832
  Total realized gain (loss) on investments                           (127,367)            (656)           (900)
  Change in unrealized appreciation/depreciation of
    investments                                                         50,453          (90,301)          1,903
                                                                ------------------------------------------------
Net increase (decrease) in net assets from operations                  (80,959)         (42,846)          5,835

Contract transactions:
  Transfers of net premiums                                            147,449          102,845          53,566
  Transfers of surrenders and death benefits                            (3,048)            (100)         (6,401)
  Transfers of cost of insurance and other charges                     (42,047)         (30,257)             --
  Transfers for policy loans                                           (13,108)              --              --
  Transfers between subaccounts, including fixed interest
    subaccount                                                         (73,958)         346,772          46,158
                                                                ------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                          15,288          419,260          93,323
                                                                ------------------------------------------------
Total increase (decrease) in net assets                                (65,671)         376,414          99,158
Net assets at beginning of period                                      475,572           99,158              --
                                                                ------------------------------------------------

Net assets at end of period                                     $      409,901    $     475,572    $     99,158
                                                                ================================================

SEE ACCOMPANYING NOTES.

                  PERSONAL STRATEGY
                      BALANCED                                  INTERNATIONAL STOCK
                     SUBACCOUNT                                      SUBACCOUNT
    --------------------------------------------------------------------------------------------
                                     PERIOD FROM                                    PERIOD FROM
                                     JANUARY 21,                                    JANUARY 21,
                                     1999 (DATE                                     1999 (DATE
                                     OPERATIONS                                     OPERATIONS
                                     COMMENCED)                                     COMMENCED)
                                       THROUGH                                        THROUGH
       YEAR ENDED DECEMBER 31       DECEMBER 31,       YEAR ENDED DECEMBER 31      DECEMBER 31,
        2001            2000            1999            2001            2000           1999
    --------------------------------------------------------------------------------------------
Increase
(decrease)
  in net
  assets
  from
  operations:
Net
investment
    income
    (loss) $       4,661 $       7,830 $        668 $       1,332   $      1,571    $        64
  Total
  realized
    gain
    (loss)
    on
    investments        (1,088)          (139)           23       (11,032)          (21)          132
  Change
    in
    unrealized
    appreciation/depreciation
    of investments        (7,311)        (2,397)         (148)        (7,958)       (8,130)          871
    --------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
operations        (3,738)         5,294          543       (17,658)       (6,580)         1,067

Contract
transactions:
  Transfers
    of net
   premiums       127,899        70,355        7,308        78,194        29,492          2,173
  Transfers
    of
 surrenders
    and
    death
   benefits          (556)          (298)       (2,830)          (601)         (154)         (960)
  Transfers
    of cost
    of
  insurance
    and
    other
    charges       (36,393)       (15,243)           --       (16,365)       (8,329)           --
  Transfers
    for
    policy
    loans          (357)            --           --       (12,731)            --             --
  Transfers
    between
    subaccounts,
    including
    fixed
    interest
    subaccount        55,310        49,863       13,154        13,162       29,515        4,044
    --------------------------------------------------------------------------------------------
Net
increase
(decrease)
  in net
  assets
  from
  contract
  transactions       145,903       104,677       17,632        61,659       50,524        5,257
    --------------------------------------------------------------------------------------------
Total
increase
(decrease)
  in net
  assets       142,165       109,971       18,175          44,001         43,944          6,324
Net
assets
  at
  beginning
  of period       128,146        18,175           --        50,268         6,324             --
    --------------------------------------------------------------------------------------------

Net
assets
  at
  end
  of
period $     270,311 $     128,146  $     18,175    $      94,269   $     50,268    $     6,324
    ============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1.  SIGNIFICANT ACCOUNTING POLICIES
EquiTrust Life Variable Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance policies issued by the Company. The Account commenced operations on January 21, 1999.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                       INVESTS EXCLUSIVELY IN SHARES OF
---------------------------------------------------------------------------------------------
                                 American Century Variable Portfolios, Inc.:
Ultra (1)                        VP Ultra-Registered Trademark-Fund
Vista (1)                        VP Vista(SM)Fund
                                 Dreyfus Variable Investment Fund:
Appreciation                     Appreciation Portfolio
Disciplined Stock                Disciplined Stock Portfolio
Dreyfus Growth & Income (2)      Growth and Income Portfolio
International Equity             International Equity Portfolio
Dreyfus Small Cap (2)            Small Cap Portfolio
Socially Responsible Growth
(1),(3)                          The Dreyfus Socially Responsible Growth Fund, Inc.
                                 EquiTrust Variable Insurance Series Fund:
Blue Chip                        Blue Chip Portfolio
High Grade Bond                  High Grade Bond Portfolio
High Yield Bond                  High Yield Bond Portfolio
Managed (1)                      Managed Portfolio
Money Market                     Money Market Portfolio
Value Growth                     Value Growth Portfolio
                                 Fidelity Variable Insurance Products Funds:
Contrafund (1)                   Contrafund-Registered Trademark-Portfolio
Growth (1)                       Growth Portfolio
Fidelity Growth & Income (1)     Growth & Income Portfolio
High Income (1),(3)              High Income Portfolio
Index 500 (1)                    Index 500 Portfolio
Mid-Cap (1)                      Mid Cap Portfolio
Overseas (1),(3)                 Overseas Portfolio
                                 Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap (1)           Franklin Small Cap Fund
Franklin Value Securities (1)    Franklin Value Securities Fund
Franklin U.S. Government (1)     Franklin U.S. Government Fund
Mutual Shares Securities (1)     Mutual Shares Securities Fund
Templeton Growth Securities (1)  Templeton Growth Securities Fund
                                 J.P. Morgan Series Trust II:
Mid-Cap Value (1)                J.P. Morgan Mid Cap Value Portfolio
Small Company (1)                J.P. Morgan Small Company Portfolio

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

---------------------------------------------------------------------------------------------
SUBACCOUNT                       INVESTS EXCLUSIVELY IN SHARES OF
                                 Summit Mutual Funds, Inc. -- Pinnacle Series:
S&P MidCap 400 Index (1)         S&P MidCap 400 Index Portfolio
Nasdaq 100 Index (1)             Nasdaq -- 100 Index Portfolio
Russell 2000 Small Cap Index
(1)                              Russell 2000 Small Cap Index Portfolio
                                 T. Rowe Price Equity Series Inc.:
Equity Income                    Equity Income Portfolio
Mid-Cap Growth                   Mid-Cap Growth Portfolio
New America Growth               New America Growth Portfolio
Personal Strategy Balanced       Personal Strategy Balanced Portfolio
                                 T. Rowe Price International Series, Inc.:
International Stock              International Stock Portfolio

(1) Commenced operations on October 1, 2001.

(2) During 2001, these subaccounts were renamed to include reference to "Dreyfus."

(3) Subaccount was inactive during 2001.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS
PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS (CONTINUED)
MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 to $10.00, depending on type of policy and a first year monthly charge based on age and amount of insurance in force (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first six years of the policy or within six years following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets of as follows:
Blue Chip Portfolio -- 0.20%, High Grade Bond Portfolio -- 0.30%, High Yield Bond Portfolio -- 0.45%, Managed Portfolio -- 0.45%, Money Market Portfolio -- 0.25%, and Value Growth Portfolio -- 0.45%.

3.  FEDERAL INCOME TAXES
The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2001:

                                                               COST OF     PROCEEDS
SUBACCOUNT                                                    PURCHASES   FROM SALES
------------------------------------------------------------------------------------
Ultra*                                                         $   699      $     6
Vista*                                                              27            6
Appreciation                                                   511,509       47,767
Disciplined Stock                                              603,109      369,107
Dreyfus Growth & Income                                        199,100       70,623
International Equity                                           122,010       30,626
Dreyfus Small Cap                                              469,214       39,679
Blue Chip                                                      594,062      498,962
High Grade Bond                                                122,664       20,877
High Yield Bond                                                 59,297        5,968
Managed*                                                           103           27
Money Market                                                    16,390        2,146
Value Growth                                                   123,811       14,060
Contrafund*                                                      2,843           27
Growth*                                                            194           22
Fidelity Growth & Income*                                          848           19
Index 500*                                                         505           50
Mid-Cap*                                                         1,644           34
Franklin Small Cap*                                                137           15
Franklin Value Securities*                                         866           29
Franklin U.S. Government*                                           61           11
Mutual Shares Securities*                                          765           56
Templeton Growth Securities*                                        72           10
Mid-Cap Value*                                                     122           13
Small Company*                                                       2           --
S&P MidCap 400 Index*                                            1,237           46
Nasdaq 100 Index*                                               22,718          402
Russell 2000 Small Cap Index*                                    2,628           16
Equity Income                                                  150,307       69,283
Mid-Cap Growth                                                 365,531       44,430
New America Growth                                             296,433      278,356
Personal Strategy Balanced                                     165,327       14,763
International Stock                                             89,518       26,527

*Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2001, 2000, and 1999:

                                                     PERIOD ENDED DECEMBER 31
                             -------------------------------------------------------------------------
                                            2001                                  2000
                             -----------------------------------   -----------------------------------
                                                         NET                                   NET
                                                       INCREASE                              INCREASE
SUBACCOUNT                   PURCHASED    REDEEMED    (DECREASE)   PURCHASED    REDEEMED    (DECREASE)
----------------------------------------------------------------   -----------------------------------
Ultra*                             70           1           69           --          --           --
Vista*                              2          --            2           --          --           --
Appreciation                   49,386       4,161       45,225       28,017       2,308       25,709
Disciplined Stock              63,590      40,354       23,236       63,945       5,400       58,545
Dreyfus Growth & Income        18,560       6,439       12,121       11,579         940       10,639
International Equity           11,537       2,794        8,743       11,042       1,200        9,842
Dreyfus Small Cap              34,161       2,920       31,241       16,746         870       15,876
Blue Chip                      58,889      52,511        6,378       79,765       3,247       76,518
High Grade Bond                 9,861       1,698        8,163        5,228       2,218        3,010
High Yield Bond                 5,122         512        4,610        2,014         334        1,680
Managed*                           11           3            8           --          --           --
Money Market                    1,446         182        1,264          537         115          422
Value Growth                   10,451       1,064        9,387        3,132       1,824        1,308
Contrafund*                       284           2          282           --          --           --
Growth*                            19           2           17           --          --           --
Fidelity Growth & Income*          86           2           84           --          --           --
Index 500*                         50           5           45           --          --           --
Mid-Cap*                          163           3          160           --          --           --
Franklin Small Cap*                12           1           11           --          --           --
Franklin Value Securities*         82           3           79           --          --           --
Franklin U.S. Government*           6           1            5           --          --           --
Mutual Shares Securities*          75           5           70           --          --           --
Templeton Growth
  Securities*                       7           1            6           --          --           --
Mid-Cap Value*                     12           1           11           --          --           --
Small Company*                     --          --           --           --          --           --
S&P MidCap 400 Index*             117           4          113           --          --           --
Nasdaq 100 Index*               1,791          33        1,758           --          --           --
Russell 2000 Small Cap
  Index*                          246           1          245           --          --           --
Equity Income                  12,184       5,658        6,526       12,150       2,824        9,326
Mid-Cap Growth                 30,003       3,258       26,745       20,174       1,841       18,333
New America Growth             34,407      35,065         (658)      40,948         954       39,994
Personal Strategy Balanced     14,266       1,171       13,095       10,102         664        9,438
International Stock             9,253       2,764        6,489        4,818         754        4,064

                                  PERIOD ENDED DECEMBER 31
                             -----------------------------------
                                            1999
                             -----------------------------------
                                                         NET
                                                       INCREASE
SUBACCOUNT                   PURCHASED    REDEEMED    (DECREASE)
---------------------------  -----------------------------------
Ultra*                             --          --           --
Vista*                             --          --           --
Appreciation                   14,305       1,612       12,693
Disciplined Stock              26,749         447       26,302
Dreyfus Growth & Income         8,157         152        8,005
International Equity              265          56          209
Dreyfus Small Cap               6,181         156        6,025
Blue Chip                      16,520         621       15,899
High Grade Bond                 8,562         591        7,971
High Yield Bond                   478          29          449
Managed*                           --          --           --
Money Market                      533         105          428
Value Growth                    9,486         526        8,960
Contrafund*                        --          --           --
Growth*                            --          --           --
Fidelity Growth & Income*          --          --           --
Index 500*                         --          --           --
Mid-Cap*                           --          --           --
Franklin Small Cap*                --          --           --
Franklin Value Securities*         --          --           --
Franklin U.S. Government*          --          --           --
Mutual Shares Securities*          --          --           --
Templeton Growth
  Securities*                      --          --           --
Mid-Cap Value*                     --          --           --
Small Company*                     --          --           --
S&P MidCap 400 Index*              --          --           --
Nasdaq 100 Index*                  --          --           --
Russell 2000 Small Cap
  Index*                           --          --           --
Equity Income                   6,248         397        5,851
Mid-Cap Growth                  7,703         195        7,508
New America Growth             10,443       1,318        9,125
Personal Strategy Balanced      1,761         112        1,649
International Stock             1,032         567          465

*Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES

Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods ended December 31, 2001:

                                                                                        RATIO OF
                                                                                       EXPENSES TO
                                                                          INVESTMENT     AVERAGE
                                                                            INCOME         NET         TOTAL
SUBACCOUNT                            UNITS     UNIT VALUE   NET ASSETS    RATIO(1)     ASSETS(2)    RETURN(3)
--------------------------------------------------------------------------------------------------------------
Ultra(4)                                  69      $10.34       $   716         --%         0.90%        3.40%
Vista(4)                                   2       10.26            21         --          0.90         2.57
Appreciation                          83,627        9.97       833,614       1.07          0.90       (10.10)
Disciplined Stock                    108,084        9.08       981,126       0.44          0.90       (14.02)
Dreyfus Growth & Income               30,765       10.17       312,841       0.53          0.90        (6.70)
International Equity                  18,794        9.18       172,444       1.07          0.90       (29.76)
Dreyfus Small Cap                     53,142       12.59       669,306       0.48          0.90        (7.02)
Blue Chip                             98,796        9.37       926,171       1.44          0.90       (12.10)
High Grade Bond                       19,144       11.74       224,718       6.07          0.90         8.10
High Yield Bond                        6,739       10.88        73,291       7.80          0.90         8.26
Managed(4)                                 8       10.09            77         --          0.90         0.88
Money Market                           2,114       11.08        23,415       3.16          0.90         2.69
Value Growth                          19,655       11.89       233,650       1.56          0.90         6.07
Contrafund(4)                            282       10.24         2,885         --          0.90         2.40
Growth(4)                                 17       10.17           171         --          0.90         1.72
Fidelity Growth & Income(4)               84        9.92           829         --          0.90        (0.80)
Index 500(4)                              45       10.20           461         --          0.90         2.01
Mid-Cap(4)                               160       10.42         1,669         --          0.90         4.20
Franklin Small Cap(4)                     11       10.84           124         --          0.90         8.40
Franklin Value Securities(4)              79       11.06           879         --          0.90        10.60
Franklin U.S. Government(4)                5        9.84            50         --          0.90        (1.57)
Mutual Shares Securities(4)               70       10.46           736         --          0.90         4.60
Templeton Growth Securities(4)             6        9.94            62         --          0.90        (0.65)
Mid-Cap Value(4)                          11       10.66           112         --          0.90         6.60
Small Company(4)                          --        9.98             2         --          0.90        (0.23)
S&P MidCap 400 Index(4)                  113       10.89         1,234         --          0.90         8.90
Nasdaq 100 Index(4)                    1,758       12.47        21,917         --          0.90        24.70
Russell 2000 Small Cap Index(4)          245       10.59         2,594         --          0.90         5.90
Equity Income                         21,703       11.86       257,296       1.52          0.90         0.59
Mid-Cap Growth                        52,585       13.00       683,404         --          0.90        (1.81)
New America Growth                    48,461        8.46       409,901         --          0.90       (12.60)
Personal Strategy Balanced            24,183       11.18       270,311       3.10          0.90        (3.29)
International Stock                   11,018        8.56        94,269       2.64          0.90       (22.88)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES (CONTINUED)
    affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholder
EquiTrust Life Insurance Company



We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.



                                          /s/ Ernst & Young LLP



Des Moines, Iowa
February 5, 2002

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                    DECEMBER 31,
                                ---------------------
                                   2001        2000
                                ---------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2001--$631,199;
    2000--$43,662)              $  637,708   $43,388
  Mortgage loans on real
    estate                          29,383        --
  Policy loans                      23,542        76
  Short-term investments             3,557     3,030
                                ---------------------
Total investments                  694,190    46,494
Cash and cash equivalents          170,035       790
Accrued investment income            6,857       396
Reinsurance recoverable             34,649     6,472
Deferred policy acquisition
  costs                             93,903     3,796
Current income taxes
  recoverable                           --       494
Goodwill, less accumulated
  amortization of $303 in 2001
  and $226 in 2000                   1,231     1,308
Other assets                         1,204       470
Assets held in separate
  accounts                          43,892    35,910
                                ---------------------
Total assets                    $1,045,961   $96,130
                                =====================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive and
        equity-indexed
        products                   714,837    23,922
      Traditional life
        insurance                   55,258       800
      Unearned revenue reserve       1,244        88
    Other policy claims and
      benefits                       6,485       463
                                ---------------------
                                   777,824    25,273
Other policyholders' funds:
  --supplementary contracts
    without life contingencies       1,827       102
Advance premiums and other
  deposits                           9,593        --
Accrued dividends                      641        --
                                ---------------------
                                    12,061       102
Amounts payable to affiliates          681       822
Current income taxes                 1,267        --
Deferred income taxes                2,328       189
Other liabilities                  133,567       514
Liabilities related to
  separate accounts                 43,892    35,910
                                ---------------------
Total liabilities                  971,620    62,810
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares         3,000     3,000
  Additional paid-in capital        63,817    28,998
  Accumulated other
    comprehensive income
    (loss)                           2,735      (179)
  Retained earnings                  4,789     1,501
                                ---------------------
Total stockholder's equity          74,341    33,320
                                ---------------------
Total liabilities and
  stockholder's equity          $1,045,961   $96,130
                                =====================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME


                             (DOLLARS IN THOUSANDS)



                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2001        2000        1999
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $    8,237  $      677  $      191
  Traditional life insurance
    premiums                         3,688          --          --
  Net investment income             20,566       3,269       3,253
  Derivative income                  1,132          --          --
  Realized gains (losses) on
    investments                       (610)       (139)         44
  Other income                          57         148         276
                                ----------------------------------
Total revenues                      33,070       3,955       3,764
Benefits and expenses:
  Interest sensitive product
    benefits                        18,189       1,008       1,078
  Traditional life insurance
    benefits                         3,145          --          --
  Decrease in traditional life
    future policy benefits             (41)         --          --
  Distributions to
    participating
    policyholders                      837          --          --
  Underwriting, acquisition
    and insurance expenses           5,694       2,603       1,772
                                ----------------------------------
Total benefits and expenses         27,824       3,611       2,850
                                ----------------------------------
                                     5,246         344         914
Income tax expense (benefit)         1,989         (74)        225
                                ----------------------------------
  Income before cumulative
    effect of change in
    accounting principle             3,257         418         689
Cumulative effect of change in
  accounting for derivative
  instruments                           31          --          --
                                ----------------------------------
Net income                      $    3,288  $      418  $      689
                                ==================================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY


                             (DOLLARS IN THOUSANDS)



                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1999                   $3,000      $28,998       $   388       $  394       $32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                  3,000       28,998          (179)       1,501        33,320
  Comprehensive income (loss):
    Net income for 2001                          --           --            --        3,288         3,288
    Cumulative effect of change in
      accounting for derivative
      instruments                                --           --           (31)          --           (31)
    Change in net unrealized investment
      gains/ losses                              --           --         2,945           --         2,945
                                                                                                  -------
  Total comprehensive income                                                                        6,202
  Capital contributions from parent              --       34,819            --           --        34,819
                                            ----------------------------------------------------------------
Balance at December 31, 2001                 $3,000      $63,817       $ 2,735       $4,789       $74,341
                                            ================================================================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS


                             (DOLLARS IN THOUSANDS)



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $  3,288   $    418   $    689
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                       13,703        927      1,034
    Charges for mortality and administration                    (8,178)      (763)      (246)
    Deferral of unearned revenues                                  256         68         20
    Amortization of unearned revenue reserve                         2         (1)        --
  Provision for amortization                                       154         90        124
  Realized losses (gains) on investments                           610        139        (44)
  Decrease in traditional life benefit accruals                    (41)        --         --
  Policy acquisition costs deferred                            (36,714)    (2,630)    (1,171)
  Amortization of deferred policy acquisition costs                399         74         (9)
  Provision for deferred income taxes                              554        408         29
  Other                                                        (12,707)      (740)       255
                                                              ------------------------------
Net cash provided by (used in) operating activities            (38,674)    (2,010)       681
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                          37,489      4,821      8,481
  Mortgage loans on real estate                                  1,487         --         --
  Policy loans                                                   2,771        122         --
  Short-term investments--net                                    1,358      2,333     17,617
                                                              ------------------------------
                                                                43,105      7,276     26,098
Acquisition of investments:
  Fixed maturities--available for sale                        (241,437)    (2,373)   (24,424)
  Mortgage loans on real estate                                 (1,600)        --         --
  Policy loans                                                  (2,383)      (198)        --
                                                              ------------------------------
                                                              (245,420)    (2,571)   (24,424)
Net cash received in coinsurance transaction                       340         --         --
                                                              ------------------------------
Net cash provided by (used in) investing activities           (201,975)     4,705      1,674

                        EQUITRUST LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (CONTINUED)


                             (DOLLARS IN THOUSANDS)



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and
 variable products credited to policyholder account balances  $424,323   $ 20,991   $ 18,380
Return of policyholder account balances on interest
 sensitive, equity-indexed and variable products               (34,429)   (24,145)   (19,494)
Capital contribution from parent                                20,000         --         --
                                                              ------------------------------
Net cash provided by (used in) financing activities            409,894     (3,154)    (1,114)
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents               169,245       (459)     1,241
Cash and cash equivalents at beginning of year                     790      1,249          8
                                                              ------------------------------
Cash and cash equivalents at end of year                      $170,035   $    790   $  1,249
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year         $   (326)  $    280   $    230



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



1.  SIGNIFICANT ACCOUNTING POLICIES



NATURE OF BUSINESS



EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 43 states and the District of Columbia. We assume through coinsurance agreements a percentage of certain business written by National Travelers Life Company (NTL) and American Equity Investment Life Insurance Company (American Equity).



ACCOUNTING CHANGES



Effective January 1, 2001, we adopted the Financial Accounting Standards Board's
(FASB) Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allows companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.



We have the following three different forms of derivatives on our balance sheet which are subject to Statement No. 133:



- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,



- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and



- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered a derivative.



These derivatives are described more fully in this note under the captions "Investments -- Fixed Maturities", "Reinsurance Recoverable" and "Future Policy Benefits."



The cumulative effect of adopting these Statements on net income was $31,000. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $33,000 less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives has not been quantified, but is not believed to be material to our financial position or results of operations.



In December 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 01-6, "Accounting by Certain Entities (Including Entities with Trade Receivables) That Lend to or Finance the Activities of Others." The SOP requires loans and trade receivables that management has the intent and ability to hold for the forseeable future or until maturity or payoff to be reported in the balance sheet at outstanding principal adjusted for any chargeoffs, the allowance for loan losses, any deferred fees or costs on originated loans and any

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


unamortized premiums or discounts on purchased loans. We currently report our mortgage loans in accordance with this SOP and we do not believe it will have a material effect on our financial statements.



In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. The Statement is effective for the year beginning January 1, 2002, with earlier adoption encouraged. While we have not quantified the impact of adopting this Statement, we believe the Statement will not have a material effect on our financial position or results of operations.



In June 2001, the FASB issued Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. In addition, Statement
No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We will apply the new Statements in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $77,000 per year. During 2002, we will perform the first of the required impairment tests of goodwill as of January 1, 2002. While we have not completed this testing, we do not expect this testing to require the impairment of any goodwill.



INVESTMENTS



FIXED MATURITIES: All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of net investment income in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.



MORTGAGE LOANS ON REAL ESTATE: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.



Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.



REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.



MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model.



CASH AND CASH EQUIVALENTS



For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



REINSURANCE RECOVERABLE



We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.



During 2001, we assumed under a coinsurance agreement, 70% of certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as a reinsurance recoverable. This component of the reinsurance contract is an embedded derivative and we record our share of the returns on the underlying options, net of the amortization of the option costs, in derivative income. See Note 5, "Reinsurance," for additional information regarding this reinsurance agreement.



DEFERRED POLICY ACQUISITION COSTS



To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.



GOODWILL



Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Through December 31, 2001, goodwill was being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001, 2000 or 1999. See the "Accounting Changes" section in this note for a discussion of the accounting of goodwill subsequent to December 31, 2001.



FUTURE POLICY BENEFITS



Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.



Interest crediting rates for our interest sensitive products ranged from 5.00% to 5.75% in 2001, 2000 and 1999.



The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 5.50%. The average rate of assumed investment yields used in estimating gross margins was 7.00% in 2001. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 98% of receipts from policyholders during 2001 and represented 81% of life insurance in force at December 31, 2001.



The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.



GUARANTY FUND ASSESSMENTS



From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.



We had undiscounted reserves of $25,000 at December 31, 2001 and 2000 to cover estimated future assessments on known insolvencies. We had assets of $36,000 at December 31, 2001 and $48,000 at December 31, 2000 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $4,000 in 2001, ($4,000) in 2000 and ($5,000) in 1999. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2002 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2006. We believe the

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.



DEFERRED INCOME TAXES



Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.



SEPARATE ACCOUNTS



The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.



GUARANTY



Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.



RECOGNITION OF PREMIUM REVENUES AND COSTS



Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.



Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.



All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.



COMPREHENSIVE INCOME (LOSS)



Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($141,000) in 2001, ($90,000) in 2000 and $29,000 in 1999. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs totaling $471,000 in 2001, $49,000 in 2000 and ($15,000) in 1999.



USE OF ESTIMATES



The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For example, significant estimates and assumptions are utilized in the valuation of investments, amortization of deferred policy acquisition costs, valuation of allowances for deferred tax assets, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.



2.  INVESTMENT OPERATIONS



FIXED MATURITIES



The following table contains amortized cost and estimated market value information on fixed maturities:



                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies               $ 91,292       $   70     $    --      $ 91,362
  State, municipal and other governments                10,006          203          (1)       10,208
  Public utilities                                      21,179          652        (137)       21,694
  Corporate securities                                 219,993        5,892      (1,642)      224,243
  Mortgage and asset-backed securities                 288,729        2,090        (618)      290,201
                                                    ---------------------------------------------------
Total fixed maturities                                $631,199       $8,907     $(2,398)     $637,708
                                                    ===================================================
DECEMBER 31, 2000
Bonds:
  United States Government and agencies               $  1,636       $    4     $    (1)     $  1,639
  State, municipal and other governments                 1,508           25         (26)        1,507
  Public utilities                                       1,722           37         (37)        1,722
  Corporate securities                                   8,555           23        (151)        8,427
  Mortgage and asset-backed securities                  30,241          220        (368)       30,093
                                                    ---------------------------------------------------
Total fixed maturities                                $ 43,662       $  309     $  (583)     $ 43,388
                                                    ===================================================



Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.



The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                       $  6,691      $  6,678
Due after one year through five years                           70,125        72,217
Due after five years through ten years                         149,189       152,248
Due after ten years                                            116,465       116,364
                                                              ------------------------
                                                               342,470       347,507
Mortgage and asset-backed securities                           288,729       290,201
                                                              ------------------------
                                                              $631,199      $637,708
                                                              ========================



Net unrealized investment gains (losses) on fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:



                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2001             2000
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity
 securities                                                   $ 6,509           $(274)
Adjustment for assumed changes in amortization pattern of
 deferred policy acquisition costs                             (2,301)             --
Provision for deferred income taxes                            (1,473)             95
                                                              -------------------------
Net unrealized investment gains (losses)                      $ 2,735           $(179)
                                                              =========================



The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling $3,869,000 in 2001. The changes in net unrealized investment gains/losses are net of deferred income taxes totaling ($724,000) in 2000 and $1,029,000 in 1999.



NET INVESTMENT INCOME



Components of net investment income are as follows:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                     $15,345     $3,098     $3,046
Mortgage loans on real estate                                   1,641         --         --
Policy loans                                                      960         --         --
Short-term investments, cash and cash equivalents                 517        267        324
Other                                                           2,520          3         (4)
                                                              ------------------------------
                                                               20,983      3,368      3,366
Less investment expenses                                         (417)       (99)      (113)
                                                              ------------------------------
Net investment income                                         $20,566     $3,269     $3,253
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.



REALIZED AND UNREALIZED GAINS AND LOSSES



Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities -- available for sale                         $ (612)    $ (139)   $    44
Short-term investments                                              2         --         --
                                                               ------     ------    -------
Realized gains (losses) on investments                         $ (610)    $ (139)   $    44
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities --available for sale                               $6,783     $2,068    $(2,940)
                                                              ==============================



An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:



                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls               $ 20,541         $   --         $     --      $ 20,541
Sales                                                    17,560            442           (1,054)       16,948
                                                    -----------------------------------------------------------
  Total                                                $ 38,101         $  442         $ (1,054)     $ 37,489
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls               $  2,956         $   --         $     --      $  2,956
Sales                                                     2,004              1             (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                $  4,960         $    1         $   (140)     $  4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls               $  4,375         $   --         $     --      $  4,375
Sales                                                     4,062             44               --         4,106
                                                    -----------------------------------------------------------
  Total                                                $  8,437         $   44         $     --      $  8,481
                                                    ===========================================================



There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2001, 2000 or 1999.



Income taxes (credits) include a provision of ($214,000) in 2001, ($49,000) in 2000 and $15,000 in 1999 for the tax effect of realized gains and losses on investments.



OTHER



At December 31, 2001, affidavits of deposits covering investments with a carrying value totaling $728,319,000 were on deposit with state agencies to meet regulatory requirements.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


At December 31, 2001, we had committed to provide additional funding for mortgage loans on real estate aggregating $7,858,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.



We had no investments which have been non-income producing for the twelve months preceding December 31, 2001.



No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2001.



During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.



During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.



We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.



FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.



Mortgage loans on real estate and policy loans: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.



CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.



REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.



ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.



FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.



LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.



The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:



                                                                          DECEMBER 31,
                                                          ---------------------------------------------
                                                                  2001                    2000
                                                          ---------------------   ---------------------
                                                          CARRYING                CARRYING
                                                           VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                          ---------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                          $637,708    $637,708    $43,388      $43,388
Mortgage loans on real estate                               29,383      29,680         --           --
Policy loans                                                23,542      25,585         76           87
Cash and short-term investments                            173,592     173,592      3,820        3,820
Reinsurance recoverable                                      9,007       9,007         --           --
Assets held in separate accounts                            43,892      43,892     35,910       35,910
LIABILITIES
Future policy benefits                                    $552,217    $485,971    $18,004      $17,920
Other policyholders' funds                                  11,400      11,400        102          102
Liabilities related to separate accounts                    43,892      39,683     35,910       32,141



4.  REINSURANCE


In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $267,443,000 (60.0% of direct life insurance in force) at December 31, 2001 and $206,461,000 (69.2% of direct life insurance in force) at December 31, 2000.



Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.



In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.



Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4.  REINSURANCE (CONTINUED)


to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2001, 2000 and 1999.



In total, insurance premiums and product charges have been reduced by $1,203,000 in 2001, $1,074,000 in 2000 and $2,865,000 in 1999 and insurance benefits have been reduced by $837,000 in 2001, $749,000 in 2000 and $2,436,000 in 1999 as a
result of cession agreements.



During 2001,we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 is accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000 million, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000.



Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed.



Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):



ASSETS                                                      LIABILITIES
Investments                                 $299,252        Policy liabilities and accruals             $324,592
Cash                                             340        Other policyholder funds                      11,872
Deferred policy acquisition costs             32,539        Other liabilities                                715
Other assets                                   5,048
                                            --------                                                    --------
  Total                                     $337,179        Total                                       $337,179
                                            ========                                                    ========



In addition to these agreements, we assume variable annuity business from American Equity and another alliance partner through modified coinsurance arrangements.



Life insurance in force assumed totaled $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001 and $2,432,000 (2.6% of total life insurance in force) at December 31, 2000. In total, premiums and product charges assumed totaled $10,937,000 in 2001, $102,000 in 2000 and $3,000 in 1999.



5.  INCOME TAXES


We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.



Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  INCOME TAXES (CONTINUED)


result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.



Income tax expenses (credits) are included in the financial statements as follows:



                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                     $ 1,435    $  (482)   $   196
  Deferred                                                        554        408         29
                                                              ------------------------------
                                                                1,989        (74)       225
Cumulative effect of change in accounting for derivative
 instruments--deferred                                             16         --         --
Taxes provided in statement of changes in stockholder's
 equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                         (16)        --         --
  Change in net unrealized investment gains/losses --
    deferred                                                    1,584        724     (1,029)
                                                              ------------------------------
                                                                1,568        724     (1,029)
                                                              ------------------------------
                                                              $ 3,573    $   650    $  (804)
                                                              ==============================



The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:



                                                                          DECEMBER 31,
                                                              ------------------------------------
                                                                2001          2000          1999
                                                              ------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
  Income before income taxes and cumulative effect of change
    in accounting principle                                   $ 5,246       $   344       $   914
                                                              ====================================
  Income tax at federal statutory rate (35%)                  $ 1,836       $   120       $   320
Tax effect (decrease) of:
  Tax-exempt dividend income                                      (51)         (217)          (13)
  Adjustment to tax-exempt dividend income                        160            --           (95)
  Other items                                                      44            23            13
                                                              ------------------------------------
Income tax expense (credit)                                   $ 1,989       $   (74)      $   225
                                                              ====================================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  INCOME TAXES (CONTINUED)


The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:



                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              ----------------------
                                                                   (DOLLARS IN
                                                                    THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity securities                                   $ 2,305       $    --
  Deferred policy acquisition costs                            26,896         1,019
  Modified coinsurance                                            436           536
  Other                                                           349            49
                                                              ----------------------
                                                               29,986         1,604
Deferred income tax assets:
  Fixed maturity securities                                        --          (154)
  Future policy benefits                                      (26,019)          (74)
  Recoverable from reinsurers                                    (359)         (299)
  Transfers to separate accounts                               (1,109)         (888)
  Other                                                          (171)           --
                                                              ----------------------
                                                              (27,658)       (1,415)
                                                              ----------------------
Deferred income tax liability                                 $ 2,328       $   189
                                                              ======================



6.  RETIREMENT AND COMPENSATION PLANS


We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $115,000 in 2001, $101,000 in 2000 and $51,000 in 1999.



We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Beginning in 2002, we will contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $10,000 in 2001, $9,000 in 2000 and $4,000 in 1999.



In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2001, $3,000 for 2000 and $2,000 for 1999.



7.  MANAGEMENT AND OTHER AGREEMENTS


We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)


cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.



We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $359,000 in 2001, $531,000 in 2000 and $285,000 in 1999 for
these services.



We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $77,000 during 2001, $80,000 during 2000 and $42,000 during 1999 under these agreements.



EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $262,000 during 2001, $44,000 during 2000 and $53,000 during 1999 relating to these services.



8.  COMMITMENTS AND CONTINGENCIES


In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2001, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.



Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.



Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2001 are as follows: 2002--$43,000; 2003--$47,000; 2004--
$48,000; 2005-- $48,000; 2006-- $48,000 and thereafter, through 2013--$328,000.
Rent expense for the lease totaled $62,000 in 2001, $98,000 in 2000 and $51,000 in 1999.



9.  STATUTORY INFORMATION


Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed,are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as 'non-

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



9.  STATUTORY INFORMATION (CONTINUED)


admitted assets' for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, 'Employers' Accounting for Pensions' rather than for vested employees only; and (j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.



Our net income (loss), as determined in accordance with statutory accounting practices, was ($23,191,000) in 2001, ($370,000) in 2000 and $404,000 in 1999.
The net loss is 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($22,537,000) in 2001, ($291,000) in 2000 and $404,000 in 1999.
Our total statutory capital and surplus was $43,692,000 at December 31, 2001 and $30,960,000 at December 31, 2000. Statutory capital and surplus decreased $10,000 during 2001 due to the adoption of accounting changes resulting from the codification of statutory accounting principles.



Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2002, we are restricted from paying any dividends to our parent without prior approval of insurance regulatory authorities.



10. SEGMENT INFORMATION


Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance and annuities. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity, (2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.



The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With these traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.



The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.



The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10. SEGMENT INFORMATION (CONTINUED)


holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.



The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.



Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.



                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                 2001        2000       1999
                                                              --------------------------------
                                                                   (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                         $   10,266   $  1,367   $  1,297
  Traditional and universal life                                  20,680         --         --
  Variable                                                         1,727        948        466
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                  33,680      4,094      3,720
Realized gains (losses) on investments (A)                          (610)      (139)        44
                                                              --------------------------------
  TOTAL REVENUES                                              $   33,070   $  3,955   $  3,764
                                                              ================================
Net investment income:
  Traditional annuity                                         $    8,995   $  1,342   $  1,295
  Traditional and universal life                                  10,362         --         --
  Variable                                                           273        148         26
  Corporate and other                                                936      1,779      1,932
                                                              --------------------------------
    Total                                                     $   20,566   $  3,269   $  3,253
                                                              ================================
Amortization:
  Traditional annuity                                         $       70   $      5   $     19
  Traditional and universal life                                      (2)        --         --
  Variable                                                            79         77         77
  Corporate and other                                                  7          8         28
                                                              --------------------------------
    Total                                                     $      154   $     90   $    124
                                                              ================================
Pre-tax operating income from continuing operations:
  Traditional annuity                                         $    1,073   $    313   $    245
  Traditional and universal life                                   4,593         --         --
  Variable                                                        (1,213)    (1,609)    (1,332)
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                   5,460        483        870
Income taxes (credits) on operating income                        (2,064)        26       (209)
Realized gains (losses) on investments, net (A)                     (139)       (91)        28
                                                              --------------------------------
  Income from continuing operations                           $    3,257   $    418   $    689
                                                              ================================
Assets:
  Traditional annuity                                         $  700,048   $ 19,639   $ 25,855
  Traditional and universal life                                 270,924      5,687     25,995
  Variable                                                        56,891     42,934     22,537
  Corporate and other                                             13,890     28,144     29,276
                                                              --------------------------------
                                                               1,041,753     96,404    103,663
Unrealized gains (losses) on investments, net (A)                  4,208       (274)    (2,342)
Other classification adjustments                                      --         --        819
                                                              --------------------------------
    Total assets                                              $1,045,961   $ 96,130   $102,140
                                                              ================================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10. SEGMENT INFORMATION (CONTINUED)


(A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.



We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.



Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting totaled $310,142,000 in 2001. Total premiums collected include $280,016,000 assumed from American Equity and $13,301,000 assumed from NTL through coinsurance agreements.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES

    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.79% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2001 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.15% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the monthly administrative charge, the monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.79% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of (1.84)%, 2.16%, 6.16% and 10.16%, respectively, on a guaranteed basis, and (1.69)%, 2.31%, 6.31% and 10.31%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *


    Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $106                  $0               $100,106
      2..............     1,190            367                   0                100,367
      3..............     1,831            611                   0                100,611
      4..............     2,503            838                   0                100,838
      5..............     3,209              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,304              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............         *              *                   *                      *
    40...............         *              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............         *              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  240               $    0             $100,240
      2..............       590                  102              100,590
      3..............       927                  537              100,927
      4..............     1,250                  957              101,250
      5..............     1,560                1,365              101,560
      6..............     1,855                1,771              101,855
      7..............     2,135                2,135              102,135
      8..............     2,400                2,400              102,400
      9..............     2,649                2,649              102,649
    10...............     2,884                2,884              102,884
    15...............     3,787                3,787              103,787
    20...............     4,115                4,115              104,115
    25...............     3,762                3,762              103,762
    30...............     2,512                2,512              102,512
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,512                2,512              102,512
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.84)% ON A GUARANTEED BASIS AND (1.69)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $118                  $0               $100,118
      2..............     1,190            399                   0                100,399
      3..............     1,831            673                   0                100,673
      4..............     2,503            941                   0                100,941
      5..............     3,209              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,304              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............    70,143              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  255               $    0             $100,255
      2..............       632                  144              100,632
      3..............     1,010                  620              101,010
      4..............     1,390                1,097              101,390
      5..............     1,770                1,575              101,770
      6..............     2,149                2,065              102,149
      7..............     2,526                2,526              102,526
      8..............     2,901                2,901              102,901
      9..............     3,274                3,274              103,274
    10...............     3,645                3,645              103,645
    15...............     5,403                5,403              105,403
    20...............     6,822                6,822              106,822
    25...............     7,691                7,691              107,691
    30...............     7,651                7,651              107,651
    35...............     5,896                5,896              105,896
    40...............     1,300                1,300              101,300
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     7,651                7,651              107,651
 Age 70..............     5,896                5,896              105,896
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.16% ON A GUARANTEED BASIS AND 2.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581          $  130               $    0             $100,130
      2..............     1,190             432                    0              100,432
      3..............     1,831             739                    0              100,739
      4..............     2,503           1,053                   77              101,053
      5..............     3,209           1,371                  395              101,371
      6..............     3,950           1,691                  855              101,691
      7..............     4,728           2,012                1,359              102,012
      8..............     5,545           2,335                1,857              102,335
      9..............     6,403           2,659                2,348              102,659
    10...............     7,304           2,984                2,832              102,984
    15...............    12,530           4,571                4,571              104,571
    20...............    19,200           5,825                5,825              105,825
    25...............    27,713           6,241                6,241              106,241
    30...............    38,578           4,858                4,858              104,858
    35...............    52,445               *                    *                    *
    40...............    70,143               *                    *                    *
    45...............    92,730               *                    *                    *
    50...............   121,558               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    38,578           4,858                4,858              104,858
 Age 70..............    52,445               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   270             $     0             $100,270
      2..............        675                 187              100,675
      3..............      1,099                 709              101,099
      4..............      1,541               1,248              101,541
      5..............      2,003               1,808              102,003
      6..............      2,484               2,400              102,484
      7..............      2,985               2,985              102,985
      8..............      3,506               3,506              103,506
      9..............      4,049               4,049              104,049
    10...............      4,616               4,616              104,616
    15...............      7,786               7,786              107,786
    20...............     11,484              11,484              111,484
    25...............     15,708              15,708              115,708
    30...............     20,334              20,334              120,334
    35...............     24,733              24,733              124,733
    40...............     27,831              27,831              127,831
    45...............     26,543              26,543              126,543
    50...............     16,406              16,406              116,406
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     20,334              20,334              120,334
 Age 70..............     24,733              24,733              124,733
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.16% ON A GUARANTEED BASIS AND 6.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    581          $   142             $     0             $100,142
      2..............     1,190              466                   0              100,466
      3..............     1,831              809                   0              100,809
      4..............     2,503            1,174                 198              101,174
      5..............     3,209            1,561                 585              101,561
      6..............     3,950            1,969               1,133              101,969
      7..............     4,728            2,401               1,748              102,401
      8..............     5,545            2,856               2,378              102,856
      9..............     6,403            3,340               3,029              103,340
    10...............     7,304            3,853               3,701              103,853
    15...............    12,530            6,925               6,925              106,925
    20...............    19,200           10,936              10,936              110,936
    25...............    27,713           16,039              16,039              116,039
    30...............    38,578           22,193              22,193              122,193
    35...............    52,445           28,032              28,032              128,032
    40...............    70,143           30,646              30,646              130,646
    45...............    92,730           20,883              20,883              120,883
    50...............   121,558                *                   *                    *
    55...............   158,351                *                   *                    *
    60...............   205,309                *                   *                    *
    65...............   265,240                *                   *                    *
    70...............   341,730                *                   *                    *
    75...............   439,352                *                   *                    *
    80...............   563,945                *                   *                    *
 Age 65..............    38,578           22,193              22,193              122,193
 Age 70..............    52,445           28,032              28,032              128,032
Age 115..............   563,945                *                   *                    *

                          ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............  $      285          $        0          $  100,285
      2..............         720                 232             100,720
      3..............       1,192                 802             101,192
      4..............       1,705               1,412             101,705
      5..............       2,263               2,068             102,263
      6..............       2,867               2,783             102,867
      7..............       3,523               3,523             103,523
      8..............       4,235               4,235             104,235
      9..............       5,010               5,010             105,010
    10...............       5,853               5,853             105,853
    15...............      11,303              11,303             111,303
    20...............      19,539              19,539             119,539
    25...............      32,111              32,111             132,111
    30...............      51,430              51,430             151,430
    35...............      80,912              80,912             180,912
    40...............     125,922             125,922             225,922
    45...............     193,404             193,404             293,404
    50...............     294,425             294,425             394,425
    55...............     445,461             445,461             545,461
    60...............     671,970             671,970             771,970
    65...............     963,659             963,659           1,063,659
    70...............   1,357,546           1,357,546           1,457,546
    75...............   1,973,896           1,973,896           2,073,896
    80...............   2,963,068           2,963,068           3,063,068
 Age 65..............      51,430              51,430             151,430
 Age 70..............      80,912              80,912             180,912
Age 115..............   2,963,068           2,963,068           3,063,068


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.16% ON A GUARANTEED BASIS AND 10.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $107                  $0               $100,000
      2..............     1,190            368                   0                100,000
      3..............     1,831            614                   0                100,000
      4..............     2,503            843                   0                100,000
      5..............     3,208              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,303              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............         *              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  241               $    0             $100,000
      2..............       591                  103              100,000
      3..............       929                  539              100,000
      4..............     1,254                  961              100,000
      5..............     1,565                1,370              100,000
      6..............     1,863                1,779              100,000
      7..............     2,145                2,145              100,000
      8..............     2,414                2,414              100,000
      9..............     2,668                2,668              100,000
    10...............     2,908                2,908              100,000
    15...............     3,846                3,846              100,000
    20...............     4,236                4,236              100,000
    25...............     3,970                3,970              100,000
    30...............     2,820                2,820              100,000
    35...............       182                  182              100,000
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,820                2,820              100,000
 Age 70..............       182                  182              100,000
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.84)% ON A GUARANTEED BASIS AND (1.69)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   581           $119                  $0               $100,000
      2..............     1,190            400                   0                100,000
      3..............     1,831            676                   0                100,000
      4..............     2,503            946                   0                100,000
      5..............     3,208              *                   *                      *
      6..............     3,950              *                   *                      *
      7..............     4,728              *                   *                      *
      8..............     5,545              *                   *                      *
      9..............     6,403              *                   *                      *
    10...............     7,303              *                   *                      *
    15...............    12,530              *                   *                      *
    20...............    19,200              *                   *                      *
    25...............    27,713              *                   *                      *
    30...............    38,578              *                   *                      *
    35...............    52,445              *                   *                      *
    40...............    70,143              *                   *                      *
    45...............         *              *                   *                      *
    50...............         *              *                   *                      *
    55...............         *              *                   *                      *
    60...............         *              *                   *                      *
    65...............         *              *                   *                      *
    70...............         *              *                   *                      *
    75...............         *              *                   *                      *
    80...............         *              *                   *                      *
 Age 65..............    38,578              *                   *                      *
 Age 70..............    52,445              *                   *                      *
Age 115..............         *              *                   *                      *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  256               $    0             $100,000
      2..............       633                  145              100,000
      3..............     1,012                  622              100,000
      4..............     1,394                1,101              100,000
      5..............     1,776                1,581              100,000
      6..............     2,158                2,074              100,000
      7..............     2,539                2,539              100,000
      8..............     2,918                2,918              100,000
      9..............     3,297                3,297              100,000
    10...............     3,676                3,676              100,000
    15...............     5,492                5,492              100,000
    20...............     7,033                7,033              100,000
    25...............     8,117                8,117              100,000
    30...............     8,424                8,424              100,000
    35...............     7,185                7,185              100,000
    40...............     3,189                3,189              100,000
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     8,424                8,424              100,000
 Age 70..............     7,185                7,185              100,000
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.16% ON A GUARANTEED BASIS AND 2.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    581          $  131               $    0             $100,000
      2..............     1,190             433                    0              100,000
      3..............     1,831             742                    0              100,000
      4..............     2,503           1,058                   82              100,000
      5..............     3,208           1,379                  403              100,000
      6..............     3,950           1,704                  868              100,000
      7..............     4,728           2,031                1,378              100,000
      8..............     5,545           2,362                1,884              100,000
      9..............     6,403           2,695                2,384              100,000
    10...............     7,303           3,032                2,880              100,000
    15...............    12,530           4,721                4,721              100,000
    20...............    19,200           6,197                6,197              100,000
    25...............    27,713           7,037                7,037              100,000
    30...............    38,578           6,375                6,375              100,000
    35...............    52,445           1,742                1,742              100,000
    40...............    70,143               *                    *                    *
    45...............    92,730               *                    *                    *
    50...............   121,558               *                    *                    *
    55...............   158,351               *                    *                    *
    60...............   205,309               *                    *                    *
    65...............   265,240               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    38,578           6,375                6,375              100,000
 Age 70..............    52,445           1,742                1,742              100,000
Age 115..............         *               *                    *                    *

                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   270             $     0            $100,000
      2..............        676                 188             100,000
      3..............      1,101                 711             100,000
      4..............      1,546               1,253             100,000
      5..............      2,010               1,815             100,000
      6..............      2,495               2,411             100,000
      7..............      3,000               3,000             100,000
      8..............      3,528               3,528             100,000
      9..............      4,079               4,079             100,000
    10...............      4,656               4,656             100,000
    15...............      7,921               7,921             100,000
    20...............     11,854              11,854             100,000
    25...............     16,591              16,591             100,000
    30...............     22,271              22,271             100,000
    35...............     28,814              28,814             100,000
    40...............     36,170              36,170             100,000
    45...............     43,505              43,505             100,000
    50...............     50,043              50,043             100,000
    55...............     54,148              54,148             100,000
    60...............     51,904              51,904             100,000
    65...............          *                   *                   *
    70...............          *                   *                   *
    75...............          *                   *                   *
    80...............          *                   *                   *
 Age 65..............     22,271              22,271             100,000
 Age 70..............     28,814              28,814             100,000
Age 115..............          *                   *                   *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.16% ON A GUARANTEED BASIS AND 6.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                                 PREMIUMS     ---------------------------------------------
            END OF              ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR
            POLICY                 AT 5%       ACCUMULATED      SURRENDER         DEATH
             YEAR                PER YEAR         VALUE           VALUE          BENEFIT
------------------------------- -----------   -------------   -------------   -------------
      1........................  $    581       $      143      $        0      $  100,000
      2........................     1,190              467               0         100,000
      3........................     1,831              812               0         100,000
      4........................     2,503            1,180             204         100,000
      5........................     3,208            1,571             595         100,000
      6........................     3,950            1,985           1,149         100,000
      7........................     4,728            2,424           1,771         100,000
      8........................     5,545            2,890           2,412         100,000
      9........................     6,403            3,387           3,076         100,000
    10.........................     7,303            3,917           3,765         100,000
    15.........................    12,530            7,156           7,156         100,000
    20.........................    19,200           11,617          11,617         100,000
    25.........................    27,713           17,825          17,825         100,000
    30.........................    38,578           26,593          26,593         100,000
    35.........................    52,445           38,712          38,712         100,000
    40.........................    70,143           56,382          56,382         100,000
    45.........................    92,730           84,724          84,724         100,000
    50.........................   121,558          136,616         136,616         143,477
    55.........................   158,351          216,215         216,215         227,026
    60.........................   205,309          341,712         341,712         345,130
    65.........................   265,240          539,654         539,654         545,051
    70.........................   341,730          831,937         831,937         840,256
    75.........................   439,352        1,280,992       1,280,992       1,293,802
    80.........................   563,945        1,970,910       1,970,910       1,990,619
 Age 65........................    38,578           26,593          26,593         100,000
 Age 70........................    52,445           38,712          38,712         100,000
Age 115........................   563,945        1,970,910       1,970,910       1,990,619

                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                                 ---------------------------------------------
            END OF                END OF YEAR     END OF YEAR     END OF YEAR
            POLICY                ACCUMULATED      SURRENDER         DEATH
             YEAR                    VALUE           VALUE          BENEFIT
-------------------------------  -------------   -------------   -------------
      1........................   $      285      $        0      $  100,000
      2........................          721             233         100,000
      3........................        1,195             805         100,000
      4........................        1,710           1,417         100,000
      5........................        2,271           2,076         100,000
      6........................        2,880           2,796         100,000
      7........................        3,542           3,542         100,000
      8........................        4,262           4,262         100,000
      9........................        5,048           5,048         100,000
    10.........................        5,906           5,906         100,000
    15.........................       11,507          11,507         100,000
    20.........................       20,189          20,189         100,000
    25.........................       33,944          33,944         100,000
    30.........................       56,243          56,243         100,000
    35.........................       93,249          93,249         108,169
    40.........................      154,208         154,208         165,002
    45.........................      253,440         253,440         266,112
    50.........................      413,048         413,048         433,700
    55.........................      667,599         667,599         700,979
    60.........................    1,079,475       1,079,475       1,090,269
    65.........................    1,746,837       1,746,837       1,764,306
    70.........................    2,808,032       2,808,032       2,836,112
    75.........................    4,502,972       4,502,972       4,547,820
    80.........................    7,208,983       7,208,983       7,281,073
 Age 65........................       56,243          56,243         100,000
 Age 70........................       93,249          93,249         108,169
Age 115........................    7,208,983       7,208,983       7,281,073


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.16% ON A GUARANTEED BASIS AND 10.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  227               $    0             $100,227
      2..............     1,526             607                    0              100,607
      3..............     2,347             969                    0              100,969
      4..............     3,209           1,311                   23              101,311
      5..............     4,114           1,632                  501              101,632
      6..............     5,064           1,932                1,012              101,932
      7..............     6,061           2,208                1,490              102,208
      8..............     7,109           2,460                1,934              102,460
      9..............     8,209           2,686                2,344              102,686
    10...............     9,364           2,886                2,719              102,886
    15...............    16,064           3,412                3,412              103,412
    20...............    24,616           2,860                2,860              102,860
    25...............    35,530             528                  528              100,528
    30...............    49,460               *                    *                    *
    35...............         *               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............         *               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  370               $    0             $100,370
      2..............       848                  204              100,848
      3..............     1,311                  796              101,311
      4..............     1,759                1,373              101,759
      5..............     2,191                1,965              102,191
      6..............     2,606                2,514              102,606
      7..............     3,003                3,003              103,003
      8..............     3,383                3,383              103,383
      9..............     3,744                3,744              103,744
    10...............     4,086                4,086              104,086
    15...............     5,432                5,432              105,432
    20...............     5,977                5,977              105,977
    25...............     5,332                5,332              105,332
    30...............     2,962                2,962              102,962
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     2,962                2,962              102,962
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.84)% ON A GUARANTEED BASIS AND (1.69)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  244               $    0             $100,244
      2..............     1,526             655                    0              100,655
      3..............     2,347           1,062                    0              101,062
      4..............     3,209           1,464                  176              101,464
      5..............     4,114           1,862                  731              101,862
      6..............     5,064           2,251                1,331              102,251
      7..............     6,061           2,630                1,912              102,630
      8..............     7,109           2,998                2,472              102,998
      9..............     8,209           3,353                3,011              103,353
    10...............     9,364           3,692                3,525              103,692
    15...............    16,064           5,051                5,051              105,051
    20...............    24,616           5,433                5,433              105,433
    25...............    35,530           3,848                3,848              103,848
    30...............    49,460               *                    *                    *
    35...............    67,239               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............    67,239               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   391             $     0             $100,391
      2..............        907                 263              100,907
      3..............      1,427                 912              101,427
      4..............      1,953               1,567              101,953
      5..............      2,484               2,256              102,484
      6..............      3,013               2,921              103,013
      7..............      3,546               3,546              103,546
      8..............      4,080               4,080              104,080
      9..............      4,614               4,614              104,614
    10...............      5,147               5,147              105,147
    15...............      7,703               7,703              107,703
    20...............      9,808               9,808              109,808
    25...............     10,909              10,909              110,909
    30...............     10,190              10,190              110,190
    35...............      6,489               6,489              106,489
    40...............          *                   *                    *
    45...............          *                   *                    *
    50...............          *                   *                    *
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     10,190              10,190              110,190
 Age 70..............      6,489               6,489              106,489
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.16% ON A GUARANTEED BASIS AND 2.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709

                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   262             $     0             $100,262
      2..............     1,526              703                   0              100,703
      3..............     2,347            1,160                   0              101,160
      4..............     3,209            1,632                 344              101,632
      5..............     4,114            2,118                 987              102,118
      6..............     5,064            2,616               1,696              102,616
      7..............     6,061            3,127               2,409              103,127
      8..............     7,109            3,649               3,123              103,649
      9..............     8,209            4,183               3,841              104,183
    10...............     9,364            4,725               4,558              104,725
    15...............    16,064            7,497               7,497              107,497
    20...............    24,616            9,995               9,995              109,995
    25...............    35,530           11,157              11,157              111,157
    30...............    49,460            9,027               9,027              109,027
    35...............    67,239                *                   *                    *
    40...............    89,929                *                   *                    *
    45...............   118,889                *                   *                    *
    50...............   155,849                *                   *                    *
    55...............         *                *                   *                    *
    60...............         *                *                   *                    *
    65...............         *                *                   *                    *
    70...............         *                *                   *                    *
    75...............         *                *                   *                    *
    80...............         *                *                   *                    *
 Age 65..............    49,460            9,027               9,027              109,027
 Age 70..............    67,239                *                   *                    *
Age 115..............         *                *                   *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   411             $     0             $100,411
      2..............        967                 323              100,967
      3..............      1,550               1,035              101,550
      4..............      2,163               1,777              102,163
      5..............      2,806               2,580              102,806
      6..............      3,479               3,387              103,479
      7..............      4,184               4,184              104,184
      8..............      4,922               4,922              104,922
      9..............      5,694               5,694              105,694
    10...............      6,500               6,500              106,500
    15...............     11,043              11,043              111,043
    20...............     16,378              16,378              116,378
    25...............     22,242              22,242              122,242
    30...............     28,056              28,056              128,056
    35...............     32,766              32,766              132,766
    40...............     34,322              34,322              134,322
    45...............     29,130              29,130              129,130
    50...............     12,622              12,622              112,622
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     28,056              28,056              128,056
 Age 70..............     32,766              32,766              132,766
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.16% ON A GUARANTEED BASIS AND 6.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   279             $     0             $100,279
      2..............     1,526              754                   0              100,754
      3..............     2,347            1,264                   0              101,264
      4..............     3,209            1,813                 525              101,813
      5..............     4,114            2,403               1,272              102,403
      6..............     5,064            3,034               2,114              103,034
      7..............     6,061            3,711               2,993              103,711
      8..............     7,109            4,437               3,911              104,437
      9..............     8,209            5,215               4,873              105,215
    10...............     9,364            6,047               5,880              106,047
    15...............    16,064           11,143              11,143              111,143
    20...............    24,616           18,053              18,053              118,053
    25...............    35,530           26,841              26,841              126,841
    30...............    49,460           37,047              37,047              137,047
    35...............    67,239           46,673              46,673              146,673
    40...............    89,929           50,806              50,806              150,806
    45...............   118,889           38,424              38,424              138,424
    50...............   155,849                *                   *                    *
    55...............   203,020                *                   *                    *
    60...............   263,225                *                   *                    *
    65...............   340,062                *                   *                    *
    70...............   438,129                *                   *                    *
    75...............   563,290                *                   *                    *
    80...............   723,030                *                   *                    *
 Age 65..............    49,460           37,047              37,047              137,047
 Age 70..............    67,239           46,673              46,673              146,673
Age 115..............   723,030                *                   *                    *

                          ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............  $      431          $        0          $  100,431
      2..............       1,029                 385             101,029
      3..............       1,680               1,165             101,680
      4..............       2,390               2,004             102,390
      5..............       3,166               2,940             103,166
      6..............       4,010               3,918             104,010
      7..............       4,931               4,931             104,931
      8..............       5,935               5,935             105,935
      9..............       7,030               7,030             107,030
    10...............       8,223               8,223             108,223
    15...............      15,965              15,965             115,965
    20...............      27,696              27,696             127,696
    25...............      45,340              45,340             145,340
    30...............      71,799              71,799             171,799
    35...............     111,515             111,515             211,515
    40...............     171,075             171,075             271,075
    45...............     260,313             260,313             360,313
    50...............     395,672             395,672             495,672
    55...............     603,005             603,005             703,005
    60...............     924,584             924,584           1,024,584
    65...............   1,375,861           1,375,861           1,475,861
    70...............   2,031,416           2,031,416           2,131,416
    75...............   3,075,109           3,075,109           3,175,109
    80...............   4,762,244           4,762,244           4,862,244
 Age 65..............      71,799              71,799             171,799
 Age 70..............     111,515             111,515             211,515
Age 115..............   4,762,244           4,762,244           4,862,244


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.16% ON A GUARANTEED BASIS AND 10.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  228               $    0             $100,000
      2..............     1,526             609                    0              100,000
      3..............     2,347             973                    0              100,000
      4..............     3,209           1,318                   30              100,000
      5..............     4,114           1,644                  513              100,000
      6..............     5,064           1,948                1,028              100,000
      7..............     6,061           2,229                1,511              100,000
      8..............     7,109           2,488                1,962              100,000
      9..............     8,209           2,723                2,381              100,000
    10...............     9,364           2,932                2,765              100,000
    15...............    16,064           3,526                3,526              100,000
    20...............    24,616           3,076                3,076              100,000
    25...............    35,530             840                  840              100,000
    30...............    49,460               *                    *                    *
    35...............         *               *                    *                    *
    40...............         *               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............         *               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $  371               $    0             $100,000
      2..............       850                  206              100,000
      3..............     1,314                  799              100,000
      4..............     1,764                1,378              100,000
      5..............     2,199                1,973              100,000
      6..............     2,617                2,525              100,000
      7..............     3,019                3,019              100,000
      8..............     3,405                3,405              100,000
      9..............     3,772                3,772              100,000
    10...............     4,122                4,122              100,000
    15...............     5,527                5,527              100,000
    20...............     6,181                6,181              100,000
    25...............     5,712                5,712              100,000
    30...............     3,555                3,555              100,000
    35...............         *                    *                    *
    40...............         *                    *                    *
    45...............         *                    *                    *
    50...............         *                    *                    *
    55...............         *                    *                    *
    60...............         *                    *                    *
    65...............         *                    *                    *
    70...............         *                    *                    *
    75...............         *                    *                    *
    80...............         *                    *                    *
 Age 65..............     3,555                3,555              100,000
 Age 70..............         *                    *                    *
Age 115..............         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.84)% ON A GUARANTEED BASIS AND (1.69)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............   $   744          $  245               $    0             $100,000
      2..............     1,526             657                    0              100,000
      3..............     2,347           1,066                    0              100,000
      4..............     3,209           1,473                  185              100,000
      5..............     4,114           1,875                  744              100,000
      6..............     5,064           2,270                1,350              100,000
      7..............     6,061           2,656                1,938              100,000
      8..............     7,109           3,034                2,508              100,000
      9..............     8,209           3,400                3,058              100,000
    10...............     9,364           3,753                3,586              100,000
    15...............    16,064           5,225                5,225              100,000
    20...............    24,616           5,822                5,822              100,000
    25...............    35,530           4,585                4,585              100,000
    30...............    49,460               *                    *                    *
    35...............    67,239               *                    *                    *
    40...............    89,929               *                    *                    *
    45...............         *               *                    *                    *
    50...............         *               *                    *                    *
    55...............         *               *                    *                    *
    60...............         *               *                    *                    *
    65...............         *               *                    *                    *
    70...............         *               *                    *                    *
    75...............         *               *                    *                    *
    80...............         *               *                    *                    *
 Age 65..............    49,460               *                    *                    *
 Age 70..............    67,239               *                    *                    *
Age 115..............         *               *                    *                    *

                           ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   391             $     0             $100,000
      2..............        908                 264              100,000
      3..............      1,431                 916              100,000
      4..............      1,959               1,573              100,000
      5..............      2,491               2,265              100,000
      6..............      3,027               2,935              100,000
      7..............      3,566               3,566              100,000
      8..............      4,107               4,107              100,000
      9..............      4,650               4,650              100,000
    10...............      5,194               5,194              100,000
    15...............      7,844               7,844              100,000
    20...............     10,160              10,160              100,000
    25...............     11,682              11,682              100,000
    30...............     11,698              11,698              100,000
    35...............      9,077               9,077              100,000
    40...............      1,600               1,600              100,000
    45...............          *                   *                    *
    50...............          *                   *                    *
    55...............          *                   *                    *
    60...............          *                   *                    *
    65...............          *                   *                    *
    70...............          *                   *                    *
    75...............          *                   *                    *
    80...............          *                   *                    *
 Age 65..............     11,698              11,698              100,000
 Age 70..............      9,077               9,077              100,000
Age 115..............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.16% ON A GUARANTEED BASIS AND 2.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%         ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR           VALUE               VALUE              BENEFIT
--------------------- -----------      -----------         -----------         -----------
      1..............  $    744          $   262             $     0             $100,000
      2..............     1,526              706                   0              100,000
      3..............     2,347            1,165                   0              100,000
      4..............     3,209            1,641                 353              100,000
      5..............     4,114            2,133               1,002              100,000
      6..............     5,064            2,639               1,719              100,000
      7..............     6,061            3,159               2,441              100,000
      8..............     7,109            3,695               3,169              100,000
      9..............     8,209            4,244               3,902              100,000
    10...............     9,364            4,806               4,639              100,000
    15...............    16,064            7,762               7,762              100,000
    20...............    24,616           10,698              10,698              100,000
    25...............    35,530           12,816              12,816              100,000
    30...............    49,460           12,532              12,532              100,000
    35...............    67,239            6,218               6,218              100,000
    40...............    89,929                *                   *                    *
    45...............   118,889                *                   *                    *
    50...............   155,849                *                   *                    *
    55...............   203,020                *                   *                    *
    60...............   263,225                *                   *                    *
    65...............   340,062                *                   *                    *
    70...............   438,129                *                   *                    *
    75...............   563,290                *                   *                    *
    80...............   723,030                *                   *                    *
 Age 65..............    49,460           12,532              12,532              100,000
 Age 70..............    67,239            6,218               6,218              100,000
Age 115..............   723,030                *                   *                    *

                           ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                          GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............   $    412             $      0            $100,000
      2..............        969                  325             100,000
      3..............      1,554                1,039             100,000
      4..............      2,170                1,784             100,000
      5..............      2,817                2,591             100,000
      6..............      3,495                3,403             100,000
      7..............      4,208                4,208             100,000
      8..............      4,955                4,955             100,000
      9..............      5,740                5,740             100,000
    10...............      6,562                6,562             100,000
    15...............     11,256               11,256             100,000
    20...............     16,992               16,992             100,000
    25...............     23,828               23,828             100,000
    30...............     31,836               31,836             100,000
    35...............     41,201               41,201             100,000
    40...............     52,277               52,277             100,000
    45...............     66,029               66,029             100,000
    50...............     85,874               85,874             100,000
    55...............    117,391              117,391             123,261
    60...............    160,733              160,733             162,341
    65...............    219,437              219,437             221,632
    70...............    296,519              296,519             299,484
    75...............    398,600              398,600             402,586
    80...............    533,882              533,882             539,221
 Age 65..............     31,836               31,836             100,000
 Age 70..............     41,201               41,201             100,000
Age 115..............    533,882              533,882             539,221


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.16% ON A GUARANTEED BASIS AND 6.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                             ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                             PREMIUMS     ---------------------------------------------
          END OF            ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR
          POLICY               AT 5%       ACCUMULATED      SURRENDER         DEATH
           YEAR              PER YEAR         VALUE           VALUE          BENEFIT
--------------------------- -----------   -------------   -------------   -------------
      1....................  $    744       $      280      $        0      $  100,000
      2....................     1,526              756               0         100,000
      3....................     2,347            1,270               0         100,000
      4....................     3,209            1,823             535         100,000
      5....................     4,114            2,420           1,289         100,000
      6....................     5,064            3,061           2,141         100,000
      7....................     6,061            3,751           3,033         100,000
      8....................     7,109            4,494           3,968         100,000
      9....................     8,209            5,293           4,951         100,000
    10.....................     9,364            6,154           5,987         100,000
    15.....................    16,064           11,548          11,548         100,000
    20.....................    24,616           19,319          19,319         100,000
    25.....................    35,530           30,476          30,476         100,000
    30.....................    49,460           46,950          46,950         100,000
    35.....................    67,239           72,994          72,994         100,000
    40.....................    89,929          118,523         118,523         126,820
    45.....................   118,889          192,534         192,534         202,161
    50.....................   155,849          306,952         306,952         322,299
    55.....................   203,020          479,144         479,144         503,101
    60.....................   263,225          751,885         751,885         759,403
    65.....................   340,062        1,184,662       1,184,662       1,196,508
    70.....................   438,129        1,823,856       1,823,856       1,842,095
    75.....................   563,290        2,805,898       2,805,898       2,833,957
    80.....................   723,030        4,314,684       4,314,684       4,357,831
 Age 65....................    49,460           46,950          46,950         100,000
 Age 70....................    67,239           72,994          72,994         100,000
Age 115....................   723,030        4,314,684       4,314,684       4,357,831

                             ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                             GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                             ---------------------------------------------
          END OF              END OF YEAR     END OF YEAR
          POLICY              ACCUMULATED      SURRENDER      END OF YEAR
           YEAR                  VALUE           VALUE       DEATH BENEFIT
---------------------------  -------------   -------------   -------------
      1....................   $       432     $         0     $   100,000
      2....................         1,030             386         100,000
      3....................         1,684           1,169         100,000
      4....................         2,398           2,012         100,000
      5....................         3,178           2,952         100,000
      6....................         4,030           3,938         100,000
      7....................         4,960           4,960         100,000
      8....................         5,977           5,977         100,000
      9....................         7,089           7,089         100,000
    10.....................         8,304           8,304         100,000
    15.....................        16,287          16,287         100,000
    20.....................        28,771          28,771         100,000
    25.....................        48,615          48,615         100,000
    30.....................        81,179          81,179         100,000
    35.....................       134,819         134,819         156,391
    40.....................       221,484         221,484         236,988
    45.....................       362,541         362,541         380,668
    50.....................       588,457         588,457         617,880
    55.....................       947,584         947,584         994,964
    60.....................     1,529,726       1,529,726       1,545,023
    65.....................     2,474,902       2,474,902       2,499,651
    70.....................     3,977,972       3,977,972       4,017,752
    75.....................     6,378,326       6,378,326       6,442,109
    80.....................    10,211,058      10,211,058      10,313,169
 Age 65....................        81,179          81,179         100,000
 Age 70....................       134,819         134,819         156,391
Age 115....................    10,211,058      10,211,058      10,313,169


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.16% ON A GUARANTEED BASIS AND 10.31% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulative Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                                    Male, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.30          2.75          2.20          1.65          1.10          0.55          0.00
                         20              4.48          3.73          2.98          2.24          1.49          0.65          0.00
                         30              6.29          5.24          4.19          3.14          1.97          0.80          0.00
                         40              9.65          8.04          6.43          4.74          2.64          1.08          0.00
                         50             15.44         12.87         10.30          6.86          3.81          1.55          0.00
                         60             33.71         24.44         16.79         10.64          5.87          2.36          0.00
                         70             34.49         24.52         16.50         10.23          5.51          2.16          0.00
                         80             34.49         23.18         14.70          8.56          4.32          1.58          0.00

                                    Male, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              7.20          6.00          4.80          3.27          1.82          0.74          0.00
                         30             10.49          8.74          6.54          4.19          2.33          0.95          0.00
                         40             16.64         13.17          9.12          5.83          3.24          1.32          0.00
                         50             26.80         19.59         13.50          8.59          4.75          1.92          0.00
                         60             34.49         24.80         16.90         10.62          5.80          2.31          0.00
                         70             34.49         24.14         15.99          9.75          5.17          1.99          0.00
                         80             34.49         22.65         14.05          8.00          3.96          1.42          0.00

                                    Female, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.18          2.65          2.12          1.59          1.06          0.52          0.00
                         20              3.40          2.83          2.26          1.70          1.13          0.57          0.00
                         30              4.82          4.02          3.22          2.41          1.61          0.74          0.00
                         40              7.19          5.99          4.79          3.59          2.37          0.96          0.00
                         50             10.78          8.98          7.18          5.39          3.29          1.33          0.00
                         60             26.16         20.13         13.89          8.84          4.90          1.98          0.00
                         70             34.49         24.81         16.90         10.61          5.80          2.31          0.00
                         80             34.49         23.76         15.45          9.23          4.78          1.80          0.00

                                    Female, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              4.66          3.88          3.10          2.33          1.55          0.65          0.00
                         30              6.84          5.70          4.56          3.42          1.99          0.81          0.00
                         40             10.40          8.67          6.94          4.77          2.66          1.08          0.00
                         50             15.49         12.91         10.33          6.66          3.70          1.50          0.00
                         60             31.09         22.52         15.49          9.83          5.43          2.19          0.00
                         70             34.49         24.68         16.72         10.45          5.67          2.24          0.00
                         80             34.49         23.55         15.19          9.00          4.62          1.72          0.00

                                    Unisex, Non-Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10              3.30          2.75          2.20          1.65          1.10          0.54          0.00
                         20              4.26          3.55          2.84          2.13          1.42          0.64          0.00
                         30              5.99          4.99          3.99          2.99          1.94          0.79          0.00
                         40              9.14          7.62          6.10          4.57          2.59          1.05          0.00
                         50             14.50         12.08          9.66          6.66          9.70          1.50          0.00
                         60             32.38         23.49         16.15         10.25          5.66          2.28          0.00
                         70             34.49         24.59         16.59         10.32          5.58          2.20          0.00
                         80             34.49         23.34         14.90          8.75          4.45          1.64          0.00

                                    Unisex, Tobacco

                                                                             POLICY YEAR
ISSUE AGE                            1             2             3             4             5             6             7+
---------                            --------      --------      --------      --------      --------      --------      --------
                         10               N/A           N/A           N/A           N/A           N/A           N/A           N/A
                         20              6.68          5.57          4.46          3.18          1.78          0.72          0.00
                         30              9.76          8.13          6.34          4.06          2.26          0.92          0.00
                         40             15.36         12.66          8.77          5.60          3.12          1.27          0.00
                         50             24.41         18.59         12.82          8.16          4.52          1.83          0.00
                         60             34.49         24.65         16.97         10.69          5.86          2.34          0.00
                         70             34.49         24.28         16.18          9.94          5.30          2.06          0.00
                         80             34.49         22.98         14.46          8.36          4.20          1.53          0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.
                              RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                REPRESENTATIONS PURSUANT TO SECTION 26(f)(2)(A)
The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT
This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 283 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:


 Stephen M. Morain, Esquire.


 Sutherland, Asbill & Brennan LLP.
 Ernst & Young LLP, Independent Auditors.
Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.


The following exhibits:


    1.A.  1.   Certified Resolution of the Board of Directors of the
                 Company establishing the Variable Account. (1)
          2.   None.
          3.   (a) Underwriting Agreement. (3)
               (b) Form of Sales Agreement. (1)
               (c) Form of Wholesaling Agreement. (1)
               (d) Paying Agent Agreement. (3)
          4.   None.
          5.   (a) Policy Form. (1)
               (b) Application Form. (1)
               (c) Death Benefit Guarantee Rider (2)
          6.   (a) Articles of Incorporation of the Company. (1)
               (b) By-Laws of the Company. (1)
          7.   None.
          8.   None.
          9.   (a) Participation Agreement relating to EquiTrust Variable
                 Insurance Series Fund. (1)
               (a)(1) Amended Schedule to Participation Agreement. (4)
               (b) Participation Agreement relating to Dreyfus Variable
                 Investment Fund. (1)
               (b)(1) Form of Amended Schedule to Participation
                 Agreement. (4)
               (c) Participation Agreement relating to T. Rowe Price Equity
                 Series, Inc. and T. Rowe Price International Series,
                 Inc. (1)
               (d) Form of Participation Agreement relating to American
                 Century Funds. (4)
               (e) Participation Agreement relating to Fidelity Variable
                 Insurance Products Funds. (4)
               (f) Participation Agreement relating to Franklin Templeton
                 Funds. (4)
               (g) Participation Agreement relating to JP Morgan Series
                 Trust II. (4)
               (h) Participation Agreement relating to Summit Pinnacle
                 Series. (4)
          10.  Form of Application (see Exhibit 1.A.(5)(b) above.)
    2.    Opinion and Consent of Stephen M. Morain, Esquire. (5)
    3.    Financial Statement Schedules I, III, IV. (5)
    4.    Not applicable.
    5.    Not applicable.
    6.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life
            Product Development and
            Pricing Vice President. (5)
    7.    (a) Consent of Ernst & Young LLP. (5)
          (b) Consent of Sutherland Asbill & Brennan LLP.(5)
    8.    Memorandum describing the Company's conversion procedure
            (included in Exhibit 9 hereto). (1)

    9. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (1)
    10.   Powers of Attorney. (1)

------------------------

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-62221) on August 25, 1998.

(2) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on February 26, 2001.

(3) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 26, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.


(5) Filed herein.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account II, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 2002.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account II

                                          By:          /s/ CRAIG A. LANG
                                             -----------------------------------
                                                        Craig A. Lang
                                                         PRESIDENT
                                              EquiTrust Life Insurance Company

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


                      SIGNATURE                                        TITLE                          DATE
                      ---------                                        -----                          ----
                  /s/ CRAIG A. LANG
     -------------------------------------------       President and Director [Principal         April 22, 2002
                    Craig A. Lang                       Executive Officer]

                 /s/ JERRY C. DOWNIN                   Senior Vice President,
     -------------------------------------------        Secretary-Treasurer and Director         April 22, 2002
                   Jerry C. Downin                      [Principal Financial Officer]

                 /s/ JAMES W. NOYCE
     -------------------------------------------       Chief Financial Officer and Director      April 22, 2002
                   James W. Noyce                       [Principal Accounting Officer]

     -------------------------------------------       Chief Executive Officer and Director      April 22, 2002
                  William J. Oddy*

     -------------------------------------------       Executive Vice President and Director     April 22, 2002
                  JoAnn Rumelhart*

     -------------------------------------------       Chief Administrative Officer and          April 22, 2002
                 Timothy J. Hoffman*                    Director

     -------------------------------------------       Senior Vice President, General Counsel    April 22, 2002
                 Stephen M. Morain*                     and Director

             *By: /s/ STEPHEN M. MORAIN
       --------------------------------------
                  Stephen M. Morain
                  ATTORNEY-IN-FACT,
            pursuant to Power of Attorney

                                 EXHIBIT INDEX




EXHIBIT  DESCRIPTION
-------  ------------------------------------------------------------
2        Opinion and Consent of Stephen M. Morain, Esquire
3        Financial Statement Schedules I, III, IV
6        Opinion and Consent of Christopher G. Daniels, FSA, MAAA
7(a)     Consent of Ernst & Young LLP
7(b)     Consent of Sutherland Asbill & Brennan LLP